Exhibit 99.9

2017-18 Government Estimates General Revenue Fund Lottery Fund

2017-18

Government Estimates

General Revenue Fund

Lottery Fund

Presented by the Honourable Joe Ceci

President of Treasury Board and Minister of Finance

in the Legislative Assembly of Alberta

March 16, 2017

ISBN 978-1-4601-3256-2 (print)

ISBN 978-1-4601-3257-9 (PDF)

ISSN 1915-0822 (print)

ISSN 1918-9491 (online)

TABLE OF CONTENTS

INTRODUCTION AND SUMMARY TABLES

Preface	i

Government Supply Votes to be Presented in the Schedule to the Appropriation Bill	1

Total Government Estimates by Type of Vote	3

Voted Amounts by Department	4

Statutory Amounts by Department	7

Non-Cash Amounts by Department	8

Entity Statutory Amounts by Ministry	11

Reconciliation of Supply Vote Amounts to the Consolidated Government Estimate	13

DETAILS OF 2017-18 GOVERNMENT ESTIMATES BY DEPARTMENT

Advanced Education	21

Agriculture and Forestry	35

Children’s Services	51

Community and Social Services	59

Culture and Tourism	67

Economic Development and Trade	85

Education	99

Energy	113

Environment and Parks	127

Executive Council	145

Health	151

Indigenous Relations	167

Infrastructure	175

Justice and Solicitor General	187

Labour	203

Municipal Affairs	213

Seniors and Housing	227

Service Alberta	237

Status of Women	249

Transportation	257

Treasury Board and Finance	273

Details of the 2017-18 Lottery Fund Estimates	277

List of Provincial Financial Reporting Entities	313

PREFACE

The 2017-18 Government Estimates reports the requirements for public monies from the General Revenue Fund to fund the operations of the Government for the year commencing April 1, 2017. Together with the 2017-18 Offices of the Legislative Assembly Estimates, the estimates identify the total requirements for public monies from the General Revenue Fund for the year.

This Preface provides a summary of the information presented, an overview of the appropriations process, definitions of supply votes and selected terms, and a summary of major changes in organization and financial reporting policy.

The Government Supply Votes to be Presented in the Schedule to the Appropriation Bill illustrates how the supply votes will be presented in the schedule to the Appropriation Act, 2017 to be tabled in the Legislative Assembly.

Summaries of the Government Estimates are provided in the following tables:

■	Total Government Estimates by Type of Vote;
■	Voted Amounts by Department;
■	Statutory Amounts by Department;
■	Non-cash Amounts by Department;
■	Entity Statutory Amounts by Ministry; and
■	Reconciliation of Supply Votes to the Consolidated Government Estimate.

The Details of 2017-18 Government Estimates presents information on amounts for each department to be drawn from the General Revenue Fund as required by section 24 of the Financial Administration Act. The details include the following information, as applicable:

■	Amounts to be Voted;
■	Expense Vote by Program;
■	Capital Investment Vote by Program;
■	Financial Transactions Vote by Program;
■	Voted Amounts Funded by Credit or Recovery;
■	Amounts Not Required to be Voted; and
■	Lottery Fund Estimates (Ministry of Treasury Board and Finance only).

In addition, Supplementary Financial Information is presented for each ministry, as appropriate:

■	Reconciliations of Supply Votes to the Consolidated Government Estimate by program and by type of Fiscal Plan spending category,
■	Effect of Climate Leadership Plan on the Consolidated Government Estimate;
■	Effect of Entities on the Consolidated Government Estimate;
■	Statement of Operations, Change in Capital Assets, and Change in Inventory Assets, as appropriate, for the ministry;
■	Statement of Operations, Change in Capital Assets, and Change in Inventory Assets, as appropriate, for the department;
■

Statement of Operations, Change in Capital Assets, and Change in Inventory Assets, as appropriate, for the regulated funds, provincial agencies and corporations, and government business enterprises of the ministry;

■	Statement of the Effect of Arm’s Length Institutions on the ministry, as appropriate; and
■	Statements of Consolidation Amounts both within the Ministry and between Ministries.

Finally, a List of Government Financial Entities by ministry, name and type is provided as an appendix.

Appropriations from the General Revenue Fund

In Alberta, the supply process is governed by the conventions and legal requirements of the Canadian Constitution, Alberta’s Financial Administration Act, and the Standing Orders of the Legislative Assembly of Alberta.

When the 2017-18 Government Estimates is tabled in the Legislative Assembly, the government makes a motion to refer the report to Legislative Policy Committees for consideration. After the Legislative Policy Committees’ discussions, the Committee of Supply will pass a resolution affirming certain estimate amounts as allocated to each supply vote. Finally, the supply votes as approved by the resolutions of Committee of Supply will be drafted into the Appropriation Act, 2017 Bill and introduced to

i

the Legislative Assembly. Once this bill is enacted by royal assent, the government will have the authority to draw cash from the General Revenue Fund up to the limits of the supply votes set out in the Act.

The 2017-18 Government Estimates details the estimated amounts required by each department for the coming year. Each department’s estimate amounts are divided into:

■	those that require authority to draw cash from the General Revenue Fund under a supply vote pursuant to an appropriation act, and
■	those that do not require a supply vote either because the amounts already have disbursement authority under a statute other than an appropriation act, or because no cash disbursement is required.

Non-cash amounts do not require a supply vote, an appropriation act or any other statutory authority because these amounts do not require any expenditure or payment of public money. Most non-cash amounts are for expenses related to cash disbursed under a supply vote in a previous fiscal year. For example, amortization expense is related to the cash disbursements authorized under a capital investment vote when the capital asset was built or acquired. Other non-cash amounts are for transactions that will not require cash, such as the year-over-year changes in vacation benefit liabilities.

Definitions of Supply Votes and Other Terms

An Estimate is the amount requested by the government to meet each of its planned commitments for the fiscal year commencing April 1, 2017. The Financial Administration Act requires the 2017-18 Government Estimates to report estimates of any amount that will require a cash withdrawal from the General Revenue Fund.

An Appropriation is an authorization to withdraw and expend public money from the General Revenue Fund or another provincial fund. Following parliamentary tradition, the Financial Administration Act requires that all such authorities be provided in legislation passed by the Legislative Assembly. Appropriations may be created by an appropriation act or other statute. Appropriations under an appropriation act must be created pursuant to a supply vote, or a set of supply votes, as resolved by the Committee of Supply.

A Supply Vote is a discrete allocation from the 2017-18 estimates that defines the amount of cash funding that may be drawn from the General Revenue Fund for a specified purpose. Following the principle of ministerial accountability, supply votes are divided along departmental lines. Three general types of supply vote are used in the 2017-18 Government Estimates: Expense, Capital Investment and Financial Transactions.

Expense amounts are cash disbursements for the purposes of salaries, supplies and services, operating grants, capital grants to parties outside the Consolidated Government, as well as interest expense and other debt servicing costs for borrowing related to both capital and general government purposes.

Capital Investment consists of cash disbursements for the purposes of investments by the Consolidated Government in tangible capital assets valued at $5,000 or more. These amounts include department expense for capital payments to related parties that are expected to result in the creation of a tangible capital asset for that related party and for the Consolidated Government as a whole. Capital payments to related parties are shown under a separate sub-header.

Financial Transactions consist of cash disbursements for the purposes of payments for the reduction of a liability (including debt repayment), expenses to be recognized in a future year, the acquisition of financial assets (including in particular the making of loans or advances), or the purchase of inventories. Financial liabilities for alternatively financed capital projects are reduced by payments from a Financial Transactions vote.

Lottery Fund Transfer is the transfer of lottery and gaming proceeds from the Lottery Fund to the General Revenue Fund.

PREFACE	ii

Budget Presentation and Government Organization Methodology

Budget 2017 documents present the fully consolidated financial reporting entity of the Government including any and all entities financially controlled by the Province under Public Sector Accounting Board (PSAB) standards and guidance.

These 2017-18 Government Estimates reflect the organization of government and the Province’s budget presentation methodology as of April 1, 2017. As in past budgets, the comparable amounts presented in these estimates may not match those originally presented in the Government of Alberta 2015-16 Annual Report released on June 29, 2016 or the Budget 2016 documents tabled on April 14, 2016. Any such differences are the result of adjustments applied to maintain the comparability of past amounts with 2017-18 estimate amounts.

The Lieutenant Governor in Council passed Designation and Transfer of Responsibility Regulations under the Government Organization Act on January 19, 2017 and February 15, 2017.

■

The former Ministry of Human Services was split into the Ministries of Children’s Services, with responsibility for child intervention, child care and early intervention for children and youth programs, and Community and Social Services, with responsibility for employment and income support, disability supports, homelessness, and community and family safety programs.

■	The Ministry of Justice and Solicitor General was made responsible for Public Guardian and Trustee Services, which was the responsibility of the former Ministry of Human Services.

Budget 2017 includes the following program structure changes taking effect on April 1, 2017 under the authority of the Appropriation Act, 2017.

■

The Ministry of Service Alberta will be made responsible for the Alberta First Responders Radio Communications System, which was formerly the responsibility of the Ministry of Justice and Solicitor General.

■	The Ministry of Children’s Services will be made responsible for the Alberta Child Benefit, which was the responsibility of the Ministry of Community and Social Services.

Finally, Budget 2017 also includes financial reporting and presentation changes related to Public Sector Accounting Board guidance that takes effect on April 1, 2017. The changes can be summarized as two kinds of change in presentation:

■

Transfers of assets and liabilities between related parties must be disclosed on the statement of operations for both parties to reflect the cost or benefit of the transfer to both parties. For example, the transfer of capital assets between departments will now be disclosed as non-cash, capital grants-in-kind, with corresponding non-cash internal government transfer revenue for the related party. The transfer of the capital asset itself will be reported by the respective parties as a disposal and investment.

■

The government will no longer use shared service arrangements that treat payments to service providers as net expense transactions. All shared service arrangements between related parties as well as all costs of providing the services will now be disclosed as revenue and expense.

Because these presentation changes affect only related party transactions and as a result do not affect the consolidated government’s net financial asset or operating surplus / (deficit) positions, these presentation changes have been made prospectively beginning in the 2017-18 Estimates period, without comparable restatement of the prior periods.

iii	PREFACE

GOVERNMENT SUPPLY VOTES TO BE PRESENTED IN THE SCHEDULE TO THE APPROPRIATION BILL
Departments and Votes	2017-18 Estimate
Advanced Education
Expense	$2,763,355,000
Capital Investment	450,556,000
Financial Transactions	630,000,000

Agriculture and Forestry
Expense	$743,901,000
Capital Investment	17,189,000
Financial Transactions	1,310,000

Children’s Services
Expense	$1,205,824,000
Capital Investment	1,539,000

Community and Social Services
Expense	$3,326,108,000
Capital Investment	3,623,000

Culture and Tourism
Expense	$335,056,000
Capital Investment	2,041,000
Financial Transactions	5,017,000

Economic Development and Trade
Expense	$354,180,000
Capital Investment	2,340,000
Financial Transactions	50,000,000

Education
Expense	$4,703,858,000
Capital Investment	1,290,904,000
Financial Transactions	14,348,000

Energy
Expense	$208,881,000
Capital Investment	5,399,000
Financial Transactions	65,025,000

Environment and Parks
Expense	$950,482,000
Capital Investment	226,766,000
Financial Transactions	100,000

Executive Council
Expense	$26,807,000

Health
Expense	$20,356,900,000
Capital Investment	174,791,000
Financial Transactions	66,200,000

1	Government

GOVERNMENT SUPPLY VOTES TO BE PRESENTED IN THE SCHEDULE TO THE APPROPRIATION BILL
Departments and Votes		2017-18 Estimate
Indigenous Relations
Expense	$	192,811,000
Capital Investment		25,000
Financial Transactions		24,901,000

Infrastructure
Expense	$	589,026,000
Capital Investment		766,898,000
Financial Transactions		23,727,000

Justice and Solicitor General
Expense	$	1,336,428,000
Capital Investment		4,452,000

Labour
Expense	$	204,139,000
Capital Investment		900,000

Municipal Affairs
Expense	$	1,687,610,000
Capital Investment		8,437,000
Financial Transactions		138,279,000

Seniors and Housing
Expense	$	532,729,000
Capital Investment		166,580,000
Financial Transactions		17,500,000

Service Alberta
Expense	$	333,193,000
Capital Investment		131,155,000
Financial Transactions		10,150,000

Status of Women
Expense	$	7,329,000
Capital Investment		50,000

Transportation
Expense	$	1,771,356,000
Capital Investment		1,276,319,000
Financial Transactions		95,831,000

Treasury Board and Finance
Expense	$	165,052,000
Capital Investment		3,328,000
Financial Transactions		6,187,000
Transfer from the Lottery Fund		1,445,544,000
Total amount for Expense to be voted	$	41,795,025,000

Total amount for Capital Investment to be voted	$	4,533,292,000

Total amount for Financial Transactions to be voted	$	1,148,575,000

Total amount for Lottery Fund Transfer to be voted	$	1,445,544,000

Government	2

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	37,826,976	38,761,496	40,201,536	41,795,025

CAPITAL INVESTMENT	3,510,495	5,038,939	4,014,946	4,533,292

FINANCIAL TRANSACTIONS	992,783	1,245,601	1,212,031	1,148,575

TRANSFER FROM THE LOTTERY FUND	1,555,490	1,451,069	1,428,475	1,445,544

EXPENSE VOTES BY DEPARTMENT
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
Advanced Education	2,618,533	2,736,932	2,697,198	2,763,355
Agriculture and Forestry	1,060,833	694,559	1,026,441	714,001
Children’s Services	1,121,776	1,145,386	1,173,386	1,205,574
Community and Social Services	3,018,966	3,087,915	3,261,115	3,325,908
Culture and Tourism	276,593	271,793	268,037	273,189
Economic Development and Trade	325,630	399,923	329,919	344,180
Education	4,447,259	4,366,095	4,429,378	4,671,727
Energy	248,340	247,929	175,590	208,881
Environment and Parks	409,644	415,152	499,648	863,947
Executive Council	24,416	26,807	26,399	26,807
Health	18,580,317	19,273,874	19,426,179	20,234,575
Indigenous Relations	181,412	189,129	194,347	184,711
Infrastructure	497,896	519,255	504,585	529,939
Justice and Solicitor General	1,295,362	1,289,610	1,326,954	1,336,428
Labour	185,469	205,849	201,649	204,139
Municipal Affairs	228,720	228,269	963,726	240,874
Seniors and Housing	547,938	539,711	540,211	532,729
Service Alberta	324,058	328,135	344,545	328,193
Status of Women	1,072	7,530	7,155	7,329
Transportation	462,613	470,606	464,016	456,704
Treasury Board and Finance	142,173	149,161	150,053	164,056

CAPITAL GRANTS
Agriculture and Forestry	22,900	22,900	24,620	29,900
Children’s Services	-	-	-	250
Community and Social Services	-	-	-	200
Culture and Tourism	37,500	44,983	44,983	61,867
Economic Development and Trade	-	-	-	10,000
Education	6,015	5,000	9,050	3,000
Environment and Parks	113,921	100,457	94,802	86,535
Health	49,306	43,000	62,454	122,325
Indigenous Relations	17,686	3,146	8,100	8,100
Infrastructure	17,617	40,220	21,736	58,919
Municipal Affairs	1,155,565	1,512,869	1,497,463	1,446,736
Service Alberta	-	5,000	5,000	5,000
Transportation	303,173	276,000	308,496	1,220,394

DEBT SERVICING
Education	30,491	29,786	29,786	29,131
Infrastructure	211	190	190	168
Transportation	70,741	82,527	82,527	94,258
Treasury Board and Finance	2,830	1,798	1,798	996

Total	37,826,976	38,761,496	40,201,536	41,795,025

Government	4

CAPITAL INVESTMENT VOTES BY DEPARTMENT

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
Advanced Education	4,007	3,974	8,874	3,974
Agriculture and Forestry	19,643	15,491	16,120	17,189
Children’s Services	3,216	1,539	1,539	1,539
Community and Social Services	3,129	3,623	4,079	3,623
Culture and Tourism	1,897	2,041	2,041	2,041
Economic Development and Trade	25	25	25	75
Education	5,685	765	1,065	2,965
Energy	1,913	5,399	5,399	5,399
Environment and Parks	26,059	148,673	185,259	226,766
Health	11,414	22,230	19,230	22,230
Indigenous Relations	-	25	25	25
Infrastructure	219,588	342,678	237,373	226,383
Justice and Solicitor General	2,780	2,852	3,475	4,452
Labour	2,702	900	2,372	900
Municipal Affairs	2,315	3,017	1,837	8,437
Service Alberta	91,007	135,897	102,729	131,155
Status of Women	-	50	50	50
Transportation	1,488,722	1,269,804	1,115,290	1,276,319
Treasury Board and Finance	1,362	2,478	5,278	3,328

CAPITAL ACQUIRED FROM RELATED PARTIES
Infrastructure	991	-	-	-

CAPITAL PAYMENTS TO RELATED PARTIES
Advanced Education	212,998	434,614	435,374	446,582
Economic Development and Trade	-	3,000	2,000	2,265
Education	826,759	1,801,294	1,218,559	1,287,939
Health	30,507	50,527	41,248	152,561
Infrastructure	533,776	601,013	418,675	540,515
Seniors and Housing	20,000	187,030	187,030	166,580

Total	3,510,495	5,038,939	4,014,946	4,533,292

5	Government

FINANCIAL TRANSACTIONS VOTES BY DEPARTMENT

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
LOANS AND ADVANCES
Advanced Education	536,779	579,000	700,000	630,000
Seniors and Housing	5,488	12,850	15,550	17,500

INVENTORY ACQUISITIONS
Agriculture and Forestry	1,729	1,310	1,310	1,310
Health	58,557	63,000	63,000	66,200
Infrastructure	4,601	2,754	2,754	2,754
Service Alberta	13,673	7,650	11,250	10,150
Transportation	44,043	50,000	50,000	50,000

LAND DEVELOPMENT LIABILITY RETIREMENT
Infrastructure	28,886	45,000	19,490	18,289

2013 ALBERTA FLOODING LIABILITY RETIREMENT
Indigenous Relations	38,901	54,412	54,412	24,901
Municipal Affairs	147,008	367,472	232,462	138,279

CLIMATE LEADERSHIP PLAN LIABILITY RETIREMENT
Energy	-	-	-	65,025

ENVIRONMENTAL SITE LIABILITY RETIREMENT
Culture and Tourism	411	852	502	5,017
Environment and Parks	-	100	100	100
Infrastructure	433	1,150	1,150	1,900

LEGAL LIABILITY RETIREMENT
Energy	59,728	-	-	-

DEBT REPAYMENT
Economic Development and Trade	-	-	-	50,000
Treasury Board and Finance	10,701	8,648	8,648	6,187

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
Education	12,981	13,692	13,692	14,348
Infrastructure	740	762	762	784
Transportation	28,124	36,949	36,949	45,831

Total	992,783	1,245,601	1,212,031	1,148,575

TRANSFER FROM THE LOTTERY FUND

Treasury Board and Finance	1,555,490	1,451,069	1,428,475	1,445,544

Government	6

STATUTORY EXPENSE BY DEPARTMENT

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
Advanced Education	62,544	46,699	51,099	51,099
Children’s Services	7,750	147,000	125,000	174,000
Culture and Tourism	52	80	80	80
Economic Development and Trade	-	-	-	28,580
Education	409,254	407,800	412,800	409,700
Energy	973	2,352	1,602	1,284
Environment and Parks	19,713	8,154	8,154	7,054
Justice and Solicitor General	23,515	21,022	29,022	23,605
Municipal Affairs	18,767	19,025	19,025	19,025
Service Alberta	(3,120)	25	25	25
Treasury Board and Finance	761,303	879,802	869,324	1,202,258

CAPITAL GRANTS
Energy	158,900	199,850	29,200	213,700

DEBT SERVICING
Justice and Solicitor General	5	-	-	-
Treasury Board and Finance	750,341	942,787	973,324	1,335,029

Total	2,209,997	2,674,596	2,518,655	3,465,439

STATUTORY FINANCIAL TRANSACTIONS BY DEPARTMENT
LOANS AND ADVANCES
Treasury Board and Finance	4,453,113	6,239,774	5,488,481	8,864,090

DEBT REPAYMENT
Treasury Board and Finance	2,253,867	2,699,660	4,119,793	4,099,041

Total	6,706,980	8,939,434	9,608,274	12,963,131

7	Government

NON-CASH EXPENSE BY DEPARTMENT

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
Service Alberta	395	-	-	-

CAPITAL GRANTS
Justice and Solicitor General	-	-	-	80
Service Alberta	-	-	-	35,055
Transportation	-	-	-	73,127

AMORTIZATION
Advanced Education	6,000	6,700	6,700	6,700
Agriculture and Forestry	14,910	18,930	18,930	18,930
Children’s Services	3,170	3,226	3,226	1,789
Community and Social Services	7,866	4,095	6,840	11,691
Culture and Tourism	1,947	2,268	2,268	2,100
Economic Development and Trade	20	25	25	25
Education	6,389	7,179	7,179	7,819
Energy	8,257	6,588	6,588	8,970
Environment and Parks	41,567	43,971	43,971	43,971
Executive Council	59	60	60	60
Health	19,182	18,250	18,250	18,250
Indigenous Relations	60	63	63	63
Infrastructure	103,262	119,100	119,100	128,000
Justice and Solicitor General	12,284	16,486	11,986	14,976
Labour	1,908	1,224	1,224	903
Municipal Affairs	1,675	2,929	2,929	2,929
Seniors and Housing	4	227	227	227
Service Alberta	36,255	83,717	72,717	84,593
Status of Women	-	10	10	20
Transportation	473,916	513,514	513,514	568,155
Treasury Board and Finance	2,117	2,449	2,449	2,306

CONSUMPTION OF INVENTORY
Agriculture and Forestry	2,327	1,310	1,310	1,310
Health	61,060	60,700	66,700	65,000
Infrastructure	3,033	14,280	2,900	12,966
Service Alberta	13,768	7,650	11,250	10,150
Transportation	43,139	50,000	50,000	50,000

WRITE DOWN OR LOSS ON DISPOSAL OF CAPITAL ASSETS
Community and Social Services	303	-	-	-
Culture and Tourism	490	-	-	-
Education	229	-	-	-
Environment and Parks	256	-	-	-
Infrastructure	1,761	-	-	-
Justice and Solicitor General	742	-	-	-
Service Alberta	178	-	-	-
Transportation	401	-	-	-

Government	8

NON-CASH EXPENSE BY DEPARTMENT … continued

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
VALUATION ADJUSTMENTS AND OTHER PROVISIONS
Advanced Education	41,396	59,805	71,805	59,805
Agriculture and Forestry	1,574	-	-	-
Children’s Services	1,008	1,500	1,500	1,500
Community and Social Services	885	566	566	566
Culture and Tourism	689	2,127	12,127	2,127
Economic Development and Trade	275	-	50,000	-
Education	(21,957)	12,088	(94,562)	(92,814)
Energy	112	39	1,131,576	40
Environment and Parks	(9,000)	2,252	2,252	2,252
Executive Council	661	-	-	-
Health	4,392	2,000	2,000	2,000
Indigenous Relations	315	-	-	-
Infrastructure	7,510	7,700	4,600	4,600
Justice and Solicitor General	12,246	6,221	6,221	6,221
Labour	1,491	-	-	-
Municipal Affairs	279	200	200	200
Seniors and Housing	169	138	138	138
Service Alberta	654	1,037	1,037	1,037
Status of Women	143	10	10	10
Transportation	298	-	-	-
Treasury Board and Finance	(615,750)	(50,862)	(225,000)	(112,000)

Total	296,320	1,029,772	1,934,886	1,045,847

9	Government

NON-CASH CAPITAL INVESTMENT BY DEPARTMENT

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DONATED CAPITAL ASSETS
Agriculture and Forestry	312	4,500	4,500	-
Infrastructure	613	-	-	-
Service Alberta	540	-	-	-
Transportation	29,364	13,000	18,680	1,500

ALTERNATIVELY FINANCED CAPITAL ASSETS
Transportation	143,423	153,140	106,750	122,305

CAPITAL ACQUIRED FROM RELATED PARTIES
Agriculture and Forestry	-	-	-	370
Children’s Services	-	-	-	8,342
Community and Social Services	-	-	-	6,163
Economic Development and Trade	-	-	-	2,000
Education	-	-	-	6,410
Environment and Parks	-	-	-	76,127
Infrastructure	-	-	-	1,380
Justice and Solicitor General	-	-	-	1,400
Labour	-	-	-	700
Transportation	-	-	-	1,400
Treasury Board and Finance	-	-	-	3,970

CAPITAL ASSET EXCHANGES
Justice and Solicitor General	3	-	-	-
Service Alberta	(438)	-	-	-

Total	173,817	170,640	129,930	232,067

Government	10

ENTITY STATUTORY EXPENSE BY MINISTRY

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
Advanced Education	4,836,648	4,990,799	4,952,799	5,084,751
Agriculture and Forestry	1,132,856	658,346	1,286,046	647,974
Culture and Tourism	130,112	125,421	125,421	128,699
Economic Development and Trade	299,804	298,615	298,615	282,881
Education	9,222,477	9,339,215	9,442,035	9,661,229
Energy	300,622	299,084	302,708	304,815
Environment and Parks	7,989	276,488	171,488	361,473
Health	12,689,925	13,028,231	13,137,896	13,327,037
Justice and Solicitor General	35,461	35,065	37,324	37,483
Municipal Affairs	8,883	18,596	8,826	11,253
Seniors and Housing	157,656	162,255	174,355	172,555
Transportation	1,681	2,360	2,360	2,340
Treasury Board and Finance	1,914,610	1,726,028	2,401,087	1,793,597

CAPITAL GRANTS
Environment and Parks	10,888	10,000	10,000	55,000
Seniors and Housing	19,192	29,971	104,971	47,890

AMORTIZATION
Advanced Education	480,065	496,232	496,232	516,486
Agriculture and Forestry	10,001	10,315	10,315	9,852
Culture and Tourism	815	980	980	995
Economic Development and Trade	5,033	5,208	5,208	5,209
Education	325,096	355,000	351,000	364,000
Energy	14,260	13,300	13,300	13,300
Environment and Parks	13	30	30	30
Health	588,548	587,031	569,182	548,197
Justice and Solicitor General	2	69	69	69
Municipal Affairs	257	168	168	300
Seniors and Housing	33,181	37,339	39,579	41,064
Treasury Board and Finance	15,902	18,597	18,454	22,498

CONSUMPTION OF INVENTORY
Culture and Tourism	596	650	650	650
Health	786,463	693,000	762,300	786,000
Seniors and Housing	2,114	-	-	-

VALUATION ADJUSTMENTS AND OTHER PROVISIONS
Advanced Education	23,194	(8,129)	(8,129)	(15,178)
Agriculture and Forestry	4,625	-	10,431	8,274
Culture and Tourism	32	-	-	-
Education	1,799	25,542	27,372	27,878
Energy	(1,657)	-	-	-
Health	26,434	-	-	-
Justice and Solicitor General	2,689	-	-	-
Municipal Affairs	7	-	-	-
Seniors and Housing	696	-	-	-

11	Government

ENTITY STATUTORY EXPENSE BY MINISTRY … continued

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
WRITE DOWN OR LOSS ON DISPOSAL OF CAPITAL ASSETS
Culture and Tourism	4	-	-	-
Economic Development and Trade	41	-	-	-
Energy	370	-	-	-
Health	471	-	-	-
Seniors and Housing	-	-	342	-

DEBT SERVICING
Advanced Education	40,544	43,241	39,707	40,664
Agriculture and Forestry	70,131	71,829	68,781	70,735
Education	15,425	13,551	12,598	12,647
Health	15,373	17,000	17,000	15,000
Municipal Affairs	95	-	-	-
Seniors and Housing	8,268	6,107	6,107	5,433
Treasury Board and Finance	193,836	167,490	186,513	189,254

Total	33,433,527	33,555,024	35,084,120	34,582,334

ENTITY STATUTORY CAPITAL INVESTMENT BY MINISTRY
CAPITAL INVESTMENT
Advanced Education	722,255	962,409	1,047,621	1,047,121
Agriculture and Forestry	7,075	7,816	7,816	7,570
Culture and Tourism	1,345	665	665	665
Economic Development and Trade	5,080	9,150	8,150	10,588
Education	1,048,751	1,894,247	1,318,477	1,387,939
Energy	14,942	10,000	10,000	10,000
Environment and Parks	8	17	17	17
Health	651,137	892,540	701,979	1,003,252
Justice and Solicitor General	454	25	25	25
Municipal Affairs	688	858	357	2,191
Seniors and Housing	74,055	258,974	144,285	257,973
Treasury Board and Finance	19,629	18,022	16,744	15,173

DONATED CAPITAL ASSETS
Advanced Education	40,752	-	-	-

CAPITAL PAYMENTS TO RELATED PARTIES
Advanced Education	10,000	10,000	10,000	-

Total	2,596,171	4,064,723	3,266,136	3,742,514

ENTITY STATUTORY FINANCIAL TRANSACTIONS BY MINISTRY
INVENTORY ACQUISITIONS
Culture and Tourism	363	650	650	650
Health	784,318	693,000	762,300	785,000

Total	784,681	693,650	762,950	785,650

Government	12

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between departments’ Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

VOTED EXPENSE

(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
OPERATING EXPENSE
Advanced Education	2,763,355	110,904	5,084,751	(2,448,663)	5,510,347
Agriculture and Forestry	705,567	-	656,248	(321,781)	1,040,034
Children’s Services	1,205,574	175,500	-	(10,800)	1,370,274
Community and Social Services	3,324,808	566	-	(12,572)	3,312,802
Culture and Tourism	273,189	2,207	128,699	(118,750)	285,345
Economic Development and Trade	343,385	28,580	282,881	(313,835)	341,011
Education	4,671,727	409,700	9,689,107	(6,917,417)	7,853,117
Energy	173,997	1,324	304,815	-	480,136
Environment and Parks	459,339	9,306	11,473	(31,797)	448,321
Executive Council	26,807	-	-	-	26,807
Health	20,234,575	2,000	13,327,037	(13,697,177)	19,866,435
Indigenous Relations	180,024	-	-	-	180,024
Infrastructure	501,051	4,600	-	(9,830)	495,821
Justice and Solicitor General	1,336,428	29,826	37,483	(2,885)	1,400,852
Labour	204,139	-	-	(2,000)	202,139
Municipal Affairs	238,396	19,225	11,253	-	268,874
Seniors and Housing	532,729	138	172,555	(111,348)	594,074
Service Alberta	328,193	1,062	-	(69,500)	259,755
Status of Women	7,329	10	-	-	7,339
Transportation	455,797	-	2,340	(2,340)	455,797
Treasury Board and Finance	1,602,823	809,258	1,793,597	(2,681,033)	1,524,645
Sub-total	39,569,232	1,604,206	31,502,239	(26,751,728)	45,923,949
OPERATING EXPENSE - CLIMATE LEADERSHIP PLAN
Agriculture and Forestry	8,434	-	-	-	8,434
Economic Development and Trade	795	-	-	-	795
Energy	34,884	-	-	-	34,884
Environment and Parks	404,608	-	350,000	(350,000)	404,608
Indigenous Relations	970	-	-	-	970
Infrastructure	698	-	-	-	698
Transportation	907	-	-	-	907
Treasury Board and Finance	6,777	410,000	-	-	416,777
Sub-total	458,073	410,000	350,000	(350,000)	868,073
DISASTER ASSISTANCE - 2013 ALBERTA FLOOD ASSISTANCE
Community and Social Services	1,100	-	-	-	1,100
Indigenous Relations	3,717	-	-	-	3,717
Infrastructure	28,190	-	-	-	28,190
Sub-total	33,007	-	-	-	33,007
DISASTER ASSISTANCE - 2016 WOOD BUFFALO WILDFIRE
Municipal Affairs	2,478	-	-	-	2,478

13	Government

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED GOVERNMENT ESTIMATE … continued

VOTED EXPENSE … continued

(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
CAPITAL GRANTS
Agriculture and Forestry	29,900	-	-	-	29,900
Children’s Services	250	-	-	-	250
Community and Social Services	200	-	-	-	200
Culture and Tourism	61,867	-	-	-	61,867
Education	3,000	-	-	-	3,000
Energy	-	213,700	-	-	213,700
Environment and Parks	66,335	-	5,000	-	71,335
Health	122,000	-	-	-	122,000
Indigenous Relations	8,100	-	-	-	8,100
Infrastructure	57,879	-	-	-	57,879
Justice and Solicitor General	-	80	-	(80)	-
Municipal Affairs	1,446,736	-	-	-	1,446,736
Seniors and Housing	-	-	47,890	-	47,890
Service Alberta	5,000	35,055	-	(35,055)	5,000
Transportation	1,213,394	73,127	-	(73,127)	1,213,394
Sub-total	3,014,661	321,962	52,890	(108,262)	3,281,251
CAPITAL GRANTS - 2013 ALBERTA FLOOD ASSISTANCE
Environment and Parks	20,050	-	-	-	20,050
CAPITAL GRANTS - CLIMATE LEADERSHIP PLAN
Economic Development and Trade	10,000	-	-	-	10,000
Environment and Parks	150	-	50,000	-	50,150
Health	325	-	-	-	325
Infrastructure	1,040	-	-	-	1,040
Transportation	7,000	-	-	-	7,000
Sub-total	18,515	-	50,000	-	68,515
AMORTIZATION
Advanced Education	-	6,700	516,486	-	523,186
Agriculture and Forestry	-	18,930	9,852	-	28,782
Children’s Services	-	1,789	-	-	1,789
Community and Social Services	-	11,691	-	-	11,691
Culture and Tourism	-	2,100	995	-	3,095
Economic Development and Trade	-	25	5,209	-	5,234
Education	-	7,819	364,000	-	371,819
Energy	-	8,970	13,300	-	22,270
Environment and Parks	-	43,971	30	-	44,001
Executive Council	-	60	-	-	60
Health	-	18,250	548,197	-	566,447
Indigenous Relations	-	63	-	-	63
Infrastructure	-	128,000	-	-	128,000
Justice and Solicitor General	-	14,976	69	-	15,045
Labour	-	903	-	-	903
Municipal Affairs	-	2,929	300	-	3,229
Seniors and Housing	-	227	41,064	-	41,291

Government	14

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED GOVERNMENT ESTIMATE … continued

VOTED EXPENSE … continued

(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
AMORTIZATION … continued
Service Alberta	-	84,593	-	-	84,593
Status of Women	-	20	-	-	20
Transportation	-	568,155	-	-	568,155
Treasury Board and Finance	-	2,306	22,498	-	24,804
Sub-total	-	922,477	1,522,000	-	2,444,477
INVENTORY CONSUMPTION (INCL LOSS ON DISPOSAL)
Agriculture and Forestry	-	1,310	-	-	1,310
Culture and Tourism	-	-	650	-	650
Health	-	65,000	786,000	-	851,000
Infrastructure	-	12,966	-	-	12,966
Service Alberta	-	10,150	-	-	10,150
Transportation	-	50,000	-	-	50,000
Sub-total	-	139,426	786,650	-	926,076
DEBT SERVICING COSTS - GENERAL
Advanced Education	-	-	40,664	-	40,664
Agriculture and Forestry	-	-	70,735	-	70,735
Education	-	-	11,651	(2,219)	9,432
Health	-	-	15,000	-	15,000
Seniors and Housing	-	-	5,433	-	5,433
Treasury Board and Finance	996	679,029	189,254	(391,476)	477,803
Sub-total	996	679,029	332,737	(393,695)	619,067
DEBT SERVICING COSTS - CAPITAL PLAN
Education	29,131	-	996	(996)	29,131
Infrastructure	168	-	-	-	168
Transportation	94,258	-	-	-	94,258
Treasury Board and Finance	-	656,000	-	-	656,000
Sub-total	123,557	656,000	996	(996)	779,557
PENSION PROVISIONS
Advanced Education	-	-	(15,178)	-	(15,178)
Education	-	(92,814)	-	-	(92,814)
Treasury Board and Finance	-	(129,000)	-	-	(129,000)
Sub-total	-	(221,814)	(15,178)	-	(236,992)
Total	43,240,569	4,511,286	34,582,334	(27,604,681)	54,729,508

15	Government

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED GOVERNMENT ESTIMATE … continued

VOTED CAPITAL INVESTMENT

(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
CAPITAL INVESTMENT
Advanced Education	3,974	-	1,047,121	-	1,051,095
Agriculture and Forestry	16,214	370	7,570	(370)	23,784
Children’s Services	1,539	8,342	-	(8,342)	1,539
Community and Social Services	3,623	6,163	-	(6,163)	3,623
Culture and Tourism	2,041	-	665	-	2,706
Economic Development and Trade	75	2,000	10,588	(2,000)	10,663
Education	2,965	6,410	1,382,939	(6,410)	1,385,904
Energy	5,399	-	10,000	-	15,399
Environment and Parks	63,986	76,127	17	(76,127)	64,003
Health	22,230	-	987,439	-	1,009,669
Indigenous Relations	25	-	-	-	25
Infrastructure	224,134	1,380	-	(1,380)	224,134
Justice and Solicitor General	4,452	1,400	25	(1,400)	4,477
Labour	900	700	-	(700)	900
Municipal Affairs	8,437	-	2,191	-	10,628
Seniors and Housing	-	-	257,973	-	257,973
Service Alberta	131,155	-	-	-	131,155
Status of Women	50	-	-	-	50
Transportation	1,248,319	125,205	-	(1,400)	1,372,124
Treasury Board and Finance	2,478	3,970	15,173	(3,970)	17,651
Sub-total	1,741,996	232,067	3,721,701	(108,262)	5,587,502
CAPITAL INVESTMENT - 2013 ALBERTA FLOOD ASSISTANCE
Education	-	-	5,000	-	5,000
Environment and Parks	44,533	-	-	-	44,533
Infrastructure	2,249	-	-	-	2,249
Transportation	18,000	-	-	-	18,000
Sub-total	64,782	-	5,000	-	69,782
CAPITAL INVESTMENT - CLIMATE LEADERSHIP PLAN
Agriculture and Forestry	975	-	-	-	975
Environment and Parks	118,247	-	-	-	118,247
Health	-	-	15,813	-	15,813
Transportation	10,000	-	-	-	10,000
Treasury Board and Finance	850	-	-	-	850
Sub-total	130,072	-	15,813	-	145,885
CAPITAL PAYMENTS TO RELATED PARTIES
Advanced Education	446,582	-	-	(446,582)	-
Economic Development and Trade	2,265	-	-	(2,265)	-
Education	1,287,939	-	-	(1,287,939)	-
Health	152,561	-	-	(152,561)	-
Infrastructure	540,515	-	-	(540,515)	-
Seniors and Housing	166,580	-	-	(166,580)	-
Sub-total	2,596,442	-	-	(2,596,442)	-
Total	4,533,292	232,067	3,742,514	(2,704,704)	5,803,169

Government	16

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED GOVERNMENT ESTIMATE … continued

VOTED INVENTORY ACQUISITIONS

(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
Agriculture and Forestry	1,310	-	-	-	1,310
Culture and Tourism	-	-	650	-	650
Health	66,200	-	785,000	-	851,200
Infrastructure	2,754	-	-	-	2,754
Service Alberta	10,150	-	-	-	10,150
Transportation	50,000	-	-	-	50,000
Total	130,414	-	785,650	-	916,064

17	Government

Details of the 2017-18

Government Estimates

General Revenue Fund

Lottery Fund

Advanced Education

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	2,618,533	2,736,932	2,697,198	2,763,355

CAPITAL INVESTMENT	217,005	438,588	444,248	450,556

FINANCIAL TRANSACTIONS	536,779	579,000	700,000	630,000

EXPENSE VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	786	752	752	742
1.2	Deputy Minister’s Office	619	664	664	640
1.3	Communications	1,431	1,421	1,421	1,394
1.4	Strategic and Corporate Services	27,349	24,348	22,348	23,405
1.5	Human Resources	2,429	2,004	2,004	2,184
	Sub-total	32,614	29,189	27,189	28,365

2	Support for Adult Learning
2.1	Program Delivery Support	11,496	12,921	12,921	12,247
2.2	Operating Support for Post-Secondary Institutions	2,225,498	2,323,777	2,293,677	2,360,708
2.3	Academic Health Centres	21,000	21,000	21,000	21,000
2.4	Campus Alberta Innovations	31,852	33,478	33,478	17,151
2.5	Inter-Jurisdiction Programs	9,132	9,815	9,815	10,013
2.6	Community Education	22,242	22,672	22,672	24,027
2.7	Adult Learning System Initiatives	28,298	27,778	19,878	22,742
	Sub-total	2,349,518	2,451,441	2,413,441	2,467,888

3	Apprenticeship Delivery	44,731	43,068	38,168	44,027

4	Student Aid
4.1	Program Delivery Support	31,039	33,223	34,423	36,521
4.2	Scholarships and Awards	42,880	46,200	46,200	45,368
4.3	Student Aid Grants	42,522	51,121	51,121	56,399
	Sub-total	116,441	130,544	131,744	138,288

5	Foundational Learning Supports
5.1	Program Delivery Support	3,563	3,947	3,947	4,378
5.2	Foundational Learning Programs	71,666	78,743	82,709	80,409
	Sub-total	75,229	82,690	86,656	84,787

Total		2,618,533	2,736,932	2,697,198	2,763,355

Advanced Education	22

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Strategic and Corporate Services	696	1,015	1,015	1,015

2	Support for Adult Learning
2.7	Adult Learning System Initiatives	483	-	-	-

3	Apprenticeship Delivery	1,724	660	5,560	660

4	Student Aid
4.1	Program Delivery Support	1,104	2,299	2,299	2,299

CAPITAL PAYMENTS TO RELATED PARTIES
6	Post-Secondary Infrastructure
6.1	Capital Expansion and Upgrading	152,576	333,614	334,374	292,582
6.2	Capital Maintenance and Renewal	60,422	101,000	101,000	154,000
	Sub-total	212,998	434,614	435,374	446,582

Total		217,005	438,588	444,248	450,556

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
LOANS AND ADVANCES
4	Student Aid
4.4	Student Loan Disbursements	536,779	579,000	700,000	630,000

Total		536,779	579,000	700,000	630,000

23	Advanced Education

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2017-18 Estimate
1	Canada Student Loan Administration	3,000
	Funding is received from the federal government to administer Canada student loans and grants to Alberta students on a cost-recovery basis. Element 4.1

2	French Language Program	4,300

Funding is received from the federal government to support French minority language and second language education programs provided by post-secondary institutions and fellowships for individuals in full-time studies in French. Elements 2.2 and 4.2

3	Information and Technology Management Services	1,600
	Revenue is collected from the provision of certain information and technology management services to stakeholders on a cost-recovery basis. Element 1.4

Total		8,900

Advanced Education	24

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Alberta Heritage Scholarships	49,011	46,699	51,099	51,099
Alberta Centennial Education Savings Plan	13,533	-	-	-

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	612	270	270	270
Support for Adult Learning	917	1,335	1,335	1,335
Apprenticeship Delivery	1,377	2,345	2,345	2,345
Student Aid	3,094	2,750	2,750	2,750
Valuation Adjustments and Other Provisions
Provision for Future Cost of Student Loans Issued	41,258	59,800	71,800	59,800
Vacation Liability	138	5	5	5

Total	109,940	113,204	129,604	117,604

25	Advanced Education

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE
The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Ministry Support Services	28,365	275	-	(1,714)	26,926
Support for Adult Learning	2,467,888	1,335	-	(2,387,589)	81,634
Apprenticeship Delivery	44,027	2,345	-	-	46,372
Student Aid	138,288	113,649	-	-	251,937
Foundational Learning Supports	84,787	-	-	-	84,787
Post-Secondary Operations	-	-	5,601,237	(59,360)	5,541,877
Post-Secondary Debt Servicing	-	-	40,664	-	40,664
Post-Secondary Pension Provision	-	-	(15,178)	-	(15,178)
Total	2,763,355	117,604	5,626,723	(2,448,663)	6,059,019

CAPITAL INVESTMENT
Ministry Support Services	1,015	-	-	-	1,015
Apprenticeship Delivery	660	-	-	-	660
Student Aid	2,299	-	-	-	2,299
Post-Secondary Infrastructure	446,582	-	1,047,121	(446,582)	1,047,121
Total	450,556	-	1,047,121	(446,582)	1,051,095

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	2,763,355	110,904	5,084,751	(2,448,663)	5,510,347
Amortization	-	6,700	516,486	-	523,186
Debt servicing costs - general	-	-	40,664	-	40,664
Pension provisions	-	-	(15,178)	-	(15,178)
Total	2,763,355	117,604	5,626,723	(2,448,663)	6,059,019

CAPITAL INVESTMENT
Capital investment	3,974	-	1,047,121	-	1,051,095
Capital Payments to Related Parties	446,582	-	-	(446,582)	-
Total	450,556	-	1,047,121	(446,582)	1,051,095

Advanced Education	26

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
CAPITAL INVESTMENT
Post-secondary Institutions
Capital investment
Post-Secondary Infrastructure	-	-	760	-

27	Advanced Education

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
General Revenue Fund
Department of Advanced Education	173,543	170,049	178,415	180,181
Regulated Fund
Access to the Future Fund	559	400	400	413
Arms-Length Institution
Post-secondary Institutions	5,296,808	5,631,289	5,593,008	5,660,454
Intra-Ministry Consolidation Adjustment	(2,279,864)	(2,377,904)	(2,339,904)	(2,391,189)
Ministry Total	3,191,046	3,423,834	3,431,919	3,449,859
Inter-Ministry Consolidation Adjustment	(610,675)	(582,164)	(586,283)	(563,524)
Consolidated Total	2,580,371	2,841,670	2,845,636	2,886,335

EXPENSE
General Revenue Fund
Department of Advanced Education	2,941,471	3,284,750	3,262,176	3,327,541
Regulated Fund
Access to the Future Fund	10,000	10,000	10,000	-
Arms-Length Institution
Post-secondary Institutions	5,380,451	5,522,143	5,480,609	5,626,723
Intra-Ministry Consolidation Adjustment	(2,502,862)	(2,822,518)	(2,785,278)	(2,837,771)
Ministry Total	5,829,060	5,994,375	5,967,507	6,116,493
Inter-Ministry Consolidation Adjustment	(67,899)	(57,800)	(57,800)	(57,474)
Consolidated Total	5,761,161	5,936,575	5,909,707	6,059,019
Net Operating Result	(3,180,790)	(3,094,905)	(3,064,071)	(3,172,684)

CAPITAL INVESTMENT
General Revenue Fund
Department of Advanced Education	4,007	3,974	8,874	3,974
Arms-Length Institution
Post-secondary Institutions	763,007	962,409	1,047,621	1,047,121
Consolidated Total	767,014	966,383	1,056,495	1,051,095

Advanced Education	28

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Internal Government Transfers	319,784	535,165	534,664	512,311
Transfer from Alberta Heritage Scholarship Fund	49,011	46,699	51,099	51,099
Transfers from Government of Canada	301,577	397,761	397,761	371,517
Labour Market Development	81,775	86,294	90,260	87,134
Investment Income	202,532	189,750	189,750	181,985
Premiums, Fees and Licences	7,837	5,655	5,655	4,855
Tuition and Non-Credit Courses	1,157,663	1,157,188	1,157,188	1,222,908
Donations, Grants and Contributions	402,564	322,400	322,400	327,574
Loss from Government Business Enterprises	(3,675)	-	-	-
Sales, Rentals and Services	584,660	622,238	622,238	618,845
Other Revenue	87,318	60,684	60,904	71,631
Ministry Total	3,191,046	3,423,834	3,431,919	3,449,859

EXPENSE

Ministry Support Services	33,233	28,239	26,239	27,040
Support for Adult Learning	74,284	80,443	80,443	81,634
Apprenticeship Delivery	42,639	43,067	38,167	46,372
Student Aid	209,901	239,793	257,393	251,937
Foundational Learning Supports	75,182	82,690	86,656	84,787
Alberta Centennial Education Savings Plan	13,533	-	-	-
Post-Secondary Operations	5,321,052	5,485,031	5,447,031	5,599,237
Post-Secondary Debt Servicing	40,544	43,241	39,707	40,664
Post-Secondary Pension Provision	18,692	(8,129)	(8,129)	(15,178)
Ministry Total	5,829,060	5,994,375	5,967,507	6,116,493
Net Operating Result	(2,638,014)	(2,570,541)	(2,535,588)	(2,666,634)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	696	1,015	1,015	1,015
Support for Adult Learning	483	-	-	-
Apprenticeship Delivery	1,724	660	5,560	660
Student Aid	1,104	2,299	2,299	2,299
Post-Secondary Infrastructure	763,007	962,409	1,047,621	1,047,121
Ministry Total	767,014	966,383	1,056,495	1,051,095

AMORTIZATION	(486,065)	(502,932)	(502,932)	(523,186)
Total Change	280,949	463,451	553,563	527,909

29	Advanced Education

DEPARTMENT OF ADVANCED EDUCATION

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfer from Alberta Heritage Scholarship Fund	49,011	46,699	51,099	51,099
Transfers from Government of Canada	8,248	7,476	7,476	7,300
Labour Market Development	81,775	86,294	90,260	87,134
Investment Income	19,492	18,200	18,200	25,379
Premiums, Fees and Licences	8,000	7,955	7,955	4,855
Refunds of Expense	5,809	1,400	1,400	2,700
Other Revenue	1,208	2,025	2,025	1,714
Total	173,543	170,049	178,415	180,181

EXPENSE

Ministry Support Services	33,364	29,464	27,464	28,640
Support for Adult Learning	2,350,435	2,452,776	2,414,776	2,469,223
Apprenticeship Delivery	46,108	45,413	40,513	46,372
Student Aid	209,804	239,793	257,393	251,937
Foundational Learning Supports	75,229	82,690	86,656	84,787
Post-Secondary Infrastructure	212,998	434,614	435,374	446,582
Alberta Centennial Education Savings Plan	13,533	-	-	-
Total	2,941,471	3,284,750	3,262,176	3,327,541
Net Operating Result	(2,767,928)	(3,114,701)	(3,083,761)	(3,147,360)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	696	1,015	1,015	1,015
Support for Adult Learning	483	-	-	-
Apprenticeship Delivery	1,724	660	5,560	660
Student Aid	1,104	2,299	2,299	2,299
Total	4,007	3,974	8,874	3,974

AMORTIZATION	(6,000)	(6,700)	(6,700)	(6,700)
Total Change	(1,993)	(2,726)	2,174	(2,726)

Advanced Education	30

ACCESS TO THE FUTURE FUND

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Investment Income	559	400	400	413
EXPENSE

Post-Secondary Infrastructure	10,000	10,000	10,000	-
Net Operating Result	(9,441)	(9,600)	(9,600)	413

31	Advanced Education

EFFECT OF ARM’S LENGTH INSTITUTIONS ON THE MINISTRY

This table provides 2017-18 Estimate amounts for the effect of Arms-Length Institution activities on each of the revenue by source and expense by program lines on the Ministry Statement of Operations.

STATEMENT OF OPERATIONS – MINISTRY BASIS

(thousands of dollars)
	Core Government	Arms-Length Institutions	Intra-Ministry Consolidation Adjustment	Ministry 2017-18 Estimate
REVENUE
Internal Government Transfers	-	2,901,900	(2,389,589)	512,311
Transfer from Alberta Heritage Scholarship Fund	51,099	-	-	51,099
Transfers from Government of Canada	7,300	364,217	-	371,517
Labour Market Development	87,134	-	-	87,134
Investment Income	25,792	156,193	-	181,985
Premiums, Fees and Licences	4,855	-	-	4,855
Tuition and Non-Credit Courses	-	1,222,908	-	1,222,908
Donations, Grants and Contributions	-	327,574	-	327,574
Sales, Rentals and Services	-	618,845	-	618,845
Other Revenue	4,414	68,817	(1,600)	71,631
Ministry Total	180,594	5,660,454	(2,391,189)	3,449,859

EXPENSE
Ministry Support Services	28,640	-	(1,600)	27,040
Support for Adult Learning	2,469,223	-	(2,387,589)	81,634
Apprenticeship Delivery	46,372	-	-	46,372
Student Aid	251,937	-	-	251,937
Foundational Learning Supports	84,787	-	-	84,787
Post-Secondary Infrastructure	446,582	-	(446,582)	-
Post-Secondary Operations	-	5,601,237	(2,000)	5,599,237
Post-Secondary Debt Servicing	-	40,664	-	40,664
Post-Secondary Pension Provision	-	(15,178)	-	(15,178)
Ministry Total	3,327,541	5,626,723	(2,837,771)	6,116,493
Net Operating Result	(3,146,947)	33,731	446,582	(2,666,634)

Advanced Education	32

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS WITHIN THE MINISTRY

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers to Post-secondary Institutions from Department of Advanced Education	(2,279,701)	(2,372,379)	(2,334,379)	(2,387,589)
Transfers to Department of Advanced Education from Post-secondary Institutions	(163)	-	-	-
Transfers between Post-secondary Institutions	-	(2,000)	(2,000)	(2,000)
Department shared service charges	-	(3,525)	(3,525)	(1,600)
Total	(2,279,864)	(2,377,904)	(2,339,904)	(2,391,189)

EXPENSE
Operating Expense
Transfers from Post-secondary Institutions to Department of Advanced Education	(163)	-	-	-
Transfers from Department of Advanced Education to Post-secondary Institutions	(2,279,701)	(2,372,379)	(2,334,379)	(2,387,589)
Transfers between Post-secondary Institutions	-	(2,000)	(2,000)	(2,000)
Department shared service costs	-	(3,525)	(3,525)	(1,600)
Capital Payments to Related Parties
Transfers to Post-secondary Institutions from:
Access to the Future Fund	(10,000)	(10,000)	(10,000)	-
Department of Advanced Education	(212,998)	(434,614)	(435,374)	(446,582)
Total	(2,502,862)	(2,822,518)	(2,785,278)	(2,837,771)

33	Advanced Education

SUMMARY OF RELATED PARTY ADJUSTMENTS … continued

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers to Post-secondary Institutions from:
Alberta Health Services	(137,966)	(132,000)	(132,000)	(114,000)
Alberta Innovates Corporation	(125,516)	(96,550)	(96,550)	(91,550)
Department of Children’s Services	(1,278)	(2,200)	(2,200)	(2,200)
Department of Community and Social Services	(5,181)	(5,172)	(5,172)	(5,172)
Department of Economic Development and Trade	(29,576)	(30,915)	(30,915)	(30,837)
Department of Health	(235,094)	(253,128)	(252,627)	(253,128)
Department of Labour	(2,928)	(2,000)	(2,000)	(2,000)
Other related parties	(22,075)	(12,700)	(12,920)	(13,424)
Transfers to Department of Advanced Education from:
Alberta Enterprise Corporation	(30)	-	-	-
Alberta Heritage Scholarship Fund	(49,010)	(46,699)	(51,099)	(51,099)
Alberta Innovates Corporation	(126)	-	-	-
Post-secondary Institutions shared service charges	(878)	-	-	-
Department shared service charges	-	(800)	(800)	(114)
Accounting policy adjustments for Post-secondary Institutions	(1,016)	-	-	-
Accounting policy adjustments for Department of Advanced Education	(1)	-	-	-
Total	(610,675)	(582,164)	(586,283)	(563,524)

EXPENSE
Operating Expense
Transfers from Post-secondary Institutions to:
Alberta Health Services	(59,392)	(57,000)	(57,000)	(57,000)
Other related parties	(3,780)	-	-	(360)
Transfers from Department of Advanced Education to:
Alberta Innovates Corporation	(3,040)	-	-	-
Department of Treasury Board and Finance	(100)	-	-	-
School Boards	(709)	-	-	-
Post-secondary Institutions shared service costs	(878)	-	-	-
Department shared service costs	-	(800)	(800)	(114)
Total	(67,899)	(57,800)	(57,800)	(57,474)

Advanced Education	34

Agriculture and Forestry

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	1,083,733	717,459	1,051,061	743,901

CAPITAL INVESTMENT	19,643	15,491	16,120	17,189

FINANCIAL TRANSACTIONS	1,729	1,310	1,310	1,310

EXPENSE VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	723	754	754	754
1.2	Deputy Minister’s Office	795	796	796	791
1.3	Farmers’ Advocate	888	984	984	970
1.4	Corporate Services	14,083	16,518	16,518	14,321
1.5	Communications	802	1,152	1,152	1,223
1.6	Human Resources	2,459	3,067	3,067	3,036
	Sub-total	19,750	23,271	23,271	21,095
2	Agriculture Policy and Economics
2.1	Alberta Grains Council	201	213	213	-
2.2	Marketing Council	978	885	885	873
2.3	Economics and Competitiveness	3,752	3,608	3,608	3,574
2.4	Policy, Strategy and Intergovernmental Affairs	4,465	5,602	5,532	5,662
2.5	International Marketing and Investment Attraction	3,819	4,991	4,861	4,809
	Sub-total	13,215	15,299	15,099	14,918
3	Agriculture Environment and Water
3.1	Irrigation and Farm Water	12,629	12,462	12,262	11,479
3.2	Environmental Stewardship	20,598	21,620	21,220	17,251
	Sub-total	33,227	34,082	33,482	28,730
4	Food Safety and Animal Health
4.1	Animal Health and Assurance	11,963	12,266	12,696	10,881
4.2	Food Safety and Animal Welfare	24,186	24,470	24,220	21,384
4.3	Food Chain Traceability	5,708	4,073	4,023	4,150
4.4	Surveillance Support	3,209	5,880	5,880	3,876
	Sub-total	45,066	46,689	46,819	40,291
5	Industry Development
5.1	Rural Economic Development	40,414	41,495	57,746	53,165
5.2	Research and Extension	50,336	41,540	40,840	42,521
5.3	Food and Bio-Processing	9,198	10,313	10,013	10,249
5.4	Agricultural Service Boards	11,602	11,600	11,600	11,595
5.5	Agricultural Societies and Exhibitions	11,462	11,462	11,462	11,462
5.6	Agriculture Initiatives	1,429	1,000	1,000	1,000
	Sub-total	124,441	117,410	132,661	129,992
6	Agriculture Insurance and Lending Assistance
6.1	Lending Assistance	12,851	11,672	11,672	12,547
6.2	Insurance	219,372	232,383	268,106	240,452
6.3	Agriculture Income Support	46,489	60,875	86,378	57,478
	Sub-total	278,712	304,930	366,156	310,477

Agriculture and Forestry	36

EXPENSE VOTE BY PROGRAM … continued

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE … continued
7	Forests
7.1	Wildfire Management	477,440	86,394	338,394	97,885
7.2	Flat Top Complex	8,541	8,714	8,714	8,466
7.3	Forest Management	56,801	53,880	51,855	49,871
7.4	Forest Industry Development	3,640	3,890	3,890	3,842
	Sub-total	546,422	152,878	402,853	160,064

8	Climate Leadership Plan	-	-	6,100	8,434

CAPITAL GRANTS
3	Agriculture Environment and Water
3.3	Irrigation Infrastructure Assistance	19,000	19,000	19,000	19,000

5	Industry Development
5.1	Rural Economic Development	3,900	3,900	5,570	10,900

8	Climate Leadership Plan	-	-	50	-

Total		1,083,733	717,459	1,051,061	743,901

37	Agriculture and Forestry

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Corporate Services	1,643	755	755	1,575
1.6	Human Resources	37	-	-	-
	Sub-total	1,680	755	755	1,575

3	Agriculture Environment and Water
3.1	Irrigation and Farm Water	353	460	460	200
3.2	Environmental Stewardship	57	360	360	-
	Sub-total	410	820	820	200

4	Food Safety and Animal Health
4.2	Food Safety and Animal Welfare	468	280	280	380
4.3	Food Chain Traceability	-	100	100	-
4.4	Surveillance Support	-	108	108	-
	Sub-total	468	488	488	380

5	Industry Development
5.1	Rural Economic Development	152	-	-	-
5.2	Research and Extension	740	1,305	1,305	1,000
5.3	Food and Bio-Processing	599	690	820	416
	Sub-total	1,491	1,995	2,125	1,416

7	Forests
7.1	Wildfire Management	13,836	9,333	9,333	10,543
7.2	Flat Top Complex	1,705	2,100	2,495	2,100
7.3	Forest Management	53	-	-	-
	Sub-total	15,594	11,433	11,828	12,643
8	Climate Leadership Plan	-	-	104	975

Total		19,643	15,491	16,120	17,189
FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITIONS
7	Forests
7.1	Wildfire Management	1,729	1,310	1,310	1,310

Total		1,729	1,310	1,310	1,310

Agriculture and Forestry	38

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2017-18 Estimate
1	Growing Forward	31,315

Federal funding provided through the bilateral Growing Forward 2 Agreement is used to support a profitable and innovative agriculture, agri-food and agri-based industry. Elements 1.4, 2.4, 2.5, 3.1, 3.2, 4.1, 4.2, 4.3, 5.1 and 5.2

2	Industry Research and Food Processing Services	8,993

Industry-sponsored research that supports the agriculture and food industry, and fee revenue from Food Processing Development Centre facility usage and meat inspection is used to fund the costs of providing those services. Elements 1.3, 1.4, 3.1, 3.2, 4.1, 4.2, 5.1, 5.2 and 5.3

3	Livestock Development	260
	Funding from industry is used to help develop and deliver technologies, solutions and knowledge to improve the competitive position of Alberta’s livestock and meat industry. Element 5.2

4	Wildfire Management	475

Funding from the federal government, other ministries, industry and communities is used to support wildfire management initiatives including the National Forest Inventory, the Hinton Training Centre and the Junior Forest Rangers. Element 7.1

5	Forest Management	130

Funding from the Manning Diversified Research Trust Fund and forest companies is used for forest management research including the Alberta Tree Improvement Seed Centre and forest reforestation. Element 7.3

Total		41,173
CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Industry-sponsored Capital Contributions	500
	Industry-sponsored contributions for capital spending. Element 5.2

Total		500

39	Agriculture and Forestry

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	1,364	1,100	1,100	1,100
Agriculture Policy and Economics	1,205	1,600	1,600	1,600
Agriculture Environment and Water	649	700	700	700
Food Safety and Animal Health	1,211	1,300	1,300	1,300
Industry Development	2,649	2,900	2,900	2,900
Forests	7,832	11,330	11,330	11,330
Consumption of Inventory
Forests	2,327	1,310	1,310	1,310
Valuation Adjustments and Other Provisions
Ministry Support Services	133	-	-	-
Agriculture Policy and Economics	44	-	-	-
Agriculture Environment and Water	43	-	-	-
Food Safety and Animal Health	61	-	-	-
Industry Development	194	-	-	-
Forests	1,099	-	-	-

Total	18,811	20,240	20,240	20,240
CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Agriculture Environment and Water	312	-	-	-
Industry Development	-	4,500	4,500	-
Capital Acquired from Related Parties
Agriculture Environment and Water	-	-	-	370

Total	312	4,500	4,500	370

Agriculture and Forestry	40

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE
The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.
RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Ministry Support Services	21,095	1,100	-	-	22,195
Agriculture Policy and Economics	14,918	1,600	-	-	16,518
Agriculture Environment and Water	47,730	700	-	-	48,430
Food Safety and Animal Health	40,291	1,300	-	-	41,591
Industry Development	140,892	2,900	-	(8,500)	135,292
Forests	160,064	12,640	29,182	(2,804)	199,082
Climate Leadership Plan	8,434	-	-	-	8,434
Lending	12,547	-	38,433	(12,547)	38,433
Insurance	240,452	-	476,341	(240,452)	476,341
Agriculture Income Support	57,478	-	122,144	(57,478)	122,144
Debt Servicing Costs	-	-	70,735	-	70,735
Total	743,901	20,240	736,835	(321,781)	1,179,195

CAPITAL INVESTMENT
Ministry Support Services	1,575	-	-	-	1,575
Agriculture Environment and Water	200	370	-	(370)	200
Food Safety and Animal Health	380	-	-	-	380
Industry Development	1,416	-	-	-	1,416
Forests	12,643	-	-	-	12,643
Climate Leadership Plan	975	-	-	-	975
Lending	-	-	1,876	-	1,876
Insurance	-	-	4,044	-	4,044
Agriculture Income Support	-	-	1,650	-	1,650
Total	17,189	370	7,570	(370)	24,759

INVENTORY ACQUISITIONS
Forests	1,310	-	-	-	1,310

41	Agriculture and Forestry

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE ... continued

RECONCILIATION BY TYPE OF SPENDING
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Operating expense	705,567	-	656,248	(321,781)	1,040,034
Operating expense - Climate Leadership Plan	8,434	-	-	-	8,434
Capital grants	29,900	-	-	-	29,900
Amortization	-	18,930	9,852	-	28,782
Inventory consumption (incl Loss on disposal)	-	1,310	-	-	1,310
Debt servicing costs - general	-	-	70,735	-	70,735
Total	743,901	20,240	736,835	(321,781)	1,179,195

CAPITAL INVESTMENT
Capital investment	16,214	370	7,570	(370)	23,784
Capital investment - Climate Leadership Plan	975	-	-	-	975
Total	17,189	370	7,570	(370)	24,759

INVENTORY ACQUISITIONS	1,310	-	-	-	1,310

Agriculture and Forestry	42

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
EXPENSE
Department of Agriculture and Forestry
Operating expense
8 Climate Leadership Plan	-	-	6,100	8,434
Capital grants
8 Climate Leadership Plan	-	-	50	-
Consolidated Total	-	-	6,150	8,434

CAPITAL INVESTMENT
Department of Agriculture and Forestry
Capital investment
8 Climate Leadership Plan	-	-	104	975

43	Agriculture and Forestry

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
General Revenue Fund
Department of Agriculture and Forestry	126,322	137,383	108,718	99,899
Regulated Fund
Environmental Protection and Enhancement Fund	417,154	30,432	282,632	29,382
Provincial Corporation or Agency
Agriculture Financial Services Corporation	946,037	1,003,681	1,205,651	1,060,556
Intra-Ministry Consolidation Adjustment	(666,513)	(304,930)	(618,156)	(310,477)
Ministry Total	823,000	866,566	978,845	879,360
Inter-Ministry Consolidation Adjustment	(1,218)	-	-	(1,120)
Consolidated Total	821,782	866,566	978,845	878,240
EXPENSE
General Revenue Fund
Department of Agriculture and Forestry	1,102,544	737,699	1,071,301	764,141
Regulated Fund
Environmental Protection and Enhancement Fund	417,154	30,432	282,632	29,382
Provincial Corporation or Agency
Agriculture Financial Services Corporation	800,459	710,058	1,092,941	707,453
Intra-Ministry Consolidation Adjustment	(666,625)	(304,930)	(618,156)	(310,477)
Ministry Total	1,653,532	1,173,259	1,828,718	1,190,499
Inter-Ministry Consolidation Adjustment	(18,323)	(11,654)	(11,654)	(11,304)
Consolidated Total	1,635,209	1,161,605	1,817,064	1,179,195
Net Operating Result	(813,427)	(295,039)	(838,219)	(300,955)

CAPITAL INVESTMENT
General Revenue Fund
Department of Agriculture and Forestry	19,955	19,991	20,620	17,559
Provincial Corporation or Agency
Agriculture Financial Services Corporation	7,075	7,816	7,816	7,570
Ministry Total	27,030	27,807	28,436	25,129
Inter-Ministry Consolidation Adjustment	-	-	-	(370)
Consolidated Total	27,030	27,807	28,436	24,759

Agriculture and Forestry	44

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Internal Government Transfers	461	-	-	370
Transfers from Government of Canada	308,364	304,215	381,739	297,734
Investment Income	133,313	138,053	133,246	142,434
Premiums, Fees and Licences	368,053	411,507	451,094	428,625
Other Revenue	12,809	12,791	12,766	10,197
Ministry Total	823,000	866,566	978,845	879,360

EXPENSE

Ministry Support Services	21,247	24,371	24,371	22,195
Agriculture Policy and Economics	14,464	16,899	16,699	16,518
Agriculture Environment and Water	52,919	53,782	53,182	48,430
Food Safety and Animal Health	46,338	47,989	48,119	41,591
Industry Development	131,184	124,210	141,131	143,792
Forests	587,003	195,950	445,925	201,886
Climate Leadership Plan	-	-	6,150	8,434
Lending	37,462	37,747	37,747	38,433
Insurance	606,115	471,864	799,757	476,341
Agriculture Income Support	86,669	128,618	186,856	122,144
Debt Servicing Costs	70,131	71,829	68,781	70,735
Ministry Total	1,653,532	1,173,259	1,828,718	1,190,499
Net Operating Result	(830,532)	(306,693)	(849,873)	(311,139)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	1,680	755	755	1,575
Agriculture Environment and Water	722	820	820	570
Food Safety and Animal Health	468	488	488	380
Industry Development	1,491	6,495	6,625	1,416
Forests	15,594	11,433	11,828	12,643
Climate Leadership Plan	-	-	104	975
Lending	1,657	2,277	2,277	1,876
Insurance	3,779	3,730	3,730	4,044
Agriculture Income Support	1,639	1,809	1,809	1,650
Ministry Total	27,030	27,807	28,436	25,129

AMORTIZATION	(24,911)	(29,245)	(29,245)	(28,782)
Total Change	2,119	(1,438)	(809)	(3,653)

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITIONS

Forests	1,729	1,310	1,310	1,310
CONSUMPTION	(2,327)	(1,310)	(1,310)	(1,310)
Total Change	(598)	-	-	-

45	Agriculture and Forestry

DEPARTMENT OF AGRICULTURE AND FORESTRY

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Internal Government Transfers	1,049	-	-	370
Transfers from Government of Canada	87,854	58,331	59,961	37,200
Investment Income	58	66	-	-
Premiums, Fees and Licences	2,714	2,097	2,097	1,970
Timber Royalties and Fees	21,920	64,716	34,512	50,162
Other Revenue	12,727	12,173	12,148	10,197
Total	126,322	137,383	108,718	99,899
EXPENSE
Ministry Support Services	21,247	24,371	24,371	22,195
Agriculture Policy and Economics	14,464	16,899	16,699	16,518
Agriculture Environment and Water	52,919	53,782	53,182	48,430
Food Safety and Animal Health	46,338	47,989	48,119	41,591
Industry Development	131,184	124,210	141,131	143,792
Agriculture Insurance and Lending Assistance	278,712	304,930	366,156	310,477
Forests	557,680	165,518	415,493	172,704
Climate Leadership Plan	-	-	6,150	8,434
Total	1,102,544	737,699	1,071,301	764,141
Net Operating Result	(976,222)	(600,316)	(962,583)	(664,242)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	1,680	755	755	1,575
Agriculture Environment and Water	722	820	820	570
Food Safety and Animal Health	468	488	488	380
Industry Development	1,491	6,495	6,625	1,416
Forests	15,594	11,433	11,828	12,643
Climate Leadership Plan	-	-	104	975
Total	19,955	19,991	20,620	17,559

AMORTIZATION	(14,910)	(18,930)	(18,930)	(18,930)
Total Change	5,045	1,061	1,690	(1,371)

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITIONS

Forests	1,729	1,310	1,310	1,310
CONSUMPTION	(2,327)	(1,310)	(1,310)	(1,310)
Total Change	(598)	-	-	-

Agriculture and Forestry	46

ENVIRONMENTAL PROTECTION AND ENHANCEMENT FUND STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfer from Department	387,390	-	252,000	-
Investment Income	403	889	889	889
Timber Royalties and Fees	29,361	29,543	29,743	28,493
Total	417,154	30,432	282,632	29,382

EXPENSE

Forest Fires	399,390	11,760	263,760	11,714
Flat Top Complex	15,749	15,028	15,028	14,927
Forest Health	326	490	490	487
Environmental Emergency Response	1,167	3,074	3,074	1,974
Intercept Feeding and Fencing	81	80	80	80
Debt Servicing Costs	441	-	200	200
Total	417,154	30,432	282,632	29,382
Net Operating Result	-	-	-	-

47	Agriculture and Forestry

AGRICULTURE FINANCIAL SERVICES CORPORATION

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfer from Department	278,535	304,930	366,156	310,477
Transfers from Government of Canada	220,510	245,884	321,778	260,534
Investment Income	132,852	137,098	132,357	141,545
Insurance Premiums	298,890	301,014	366,664	332,962
Other Premiums, Fees and Licences	15,168	14,137	18,078	15,038
Other Revenue	82	618	618	-
Total	946,037	1,003,681	1,205,651	1,060,556

EXPENSE

Lending	37,462	37,747	37,747	38,433
AgriInsurance	551,083	398,642	697,663	410,361
Livestock Insurance	11,916	13,647	28,329	13,634
Hail Insurance	36,814	53,824	55,772	45,641
Wildlife Compensation	6,825	5,751	17,993	6,705
Agriculture Income Support	86,669	128,618	186,856	122,144
Debt Servicing Costs	69,690	71,829	68,581	70,535
Total	800,459	710,058	1,092,941	707,453
Net Operating Result	145,578	293,623	112,710	353,103

CHANGE IN CAPITAL ASSETS
INVESTMENT

Lending	1,657	2,277	2,277	1,876
AgriInsurance	3,294	3,385	3,385	3,525
Livestock Insurance	-	96	96	-
Hail Insurance	425	181	181	455
Wildlife Compensation	60	68	68	64
Agriculture Income Support	1,639	1,809	1,809	1,650
Total	7,075	7,816	7,816	7,570

AMORTIZATION	(10,001)	(10,315)	(10,315)	(9,852)
Total Change	(2,926)	(2,499)	(2,499)	(2,282)

Agriculture and Foresty	48

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS WITHIN THE MINISTRY

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers from Department to:
Agriculture Financial Services Corporation	(278,712)	(304,930)	(366,156)	(310,477)
Environmental Protection and Enhancement Fund	(387,390)	-	(252,000)	-
Net effect of deferred capital contributions from:
Agriculture Financial Services Corporation	(60)	-	-	-
Department accounting policy adjustments	(528)	-	-	-
Agriculture Financial Services Corporation accounting policy adjustments	177	-	-	-
Total	(666,513)	(304,930)	(618,156)	(310,477)

EXPENSE
Operating Expense
Transfers from Department to:
Agriculture Financial Services Corporation	(278,712)	(304,930)	(366,156)	(310,477)
Environmental Protection and Enhancement Fund	(387,390)	-	(252,000)	-
Accounting policy adjustments for Agriculture Financial Services Corporation	(523)	-	-	-
Total	(666,625)	(304,930)	(618,156)	(310,477)

49	Agriculture and Forestry

SUMMARY OF RELATED PARTY ADJUSTMENTS … continued

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers to Department from:
Alberta Innovates Corporation	(468)	-	-	-
Department of Service Alberta	-	-	-	(370)
Post-secondary Institutions	(180)	-	-	-
School Boards	(570)	-	-	-
Department shared service charges	-	-	-	(750)
Total	(1,218)	-	-	(1,120)

EXPENSE
Operating Expense
Transfers from Environmental Protection and Enhancement Fund to:
Department of Environment and Parks	(1,462)	(3,154)	(3,154)	(2,054)
Other related parties	(1,270)	-	-	-
Transfers from Department to:
Alberta Innovates Corporation	(224)	-	-	-
Post-secondary Institutions	(11,966)	(8,500)	(8,500)	(8,500)
Transfers from Agriculture Financial Services Corporation to:
Alberta Innovates Corporation	(8)	-	-	-
Alberta Investment Management Corporation	(1,666)	-	-	-
Department shared service charges	-	-	-	(750)
Debt Servicing
Transfers from Environmental Protection and Enhancement Fund to:
Department of Treasury Board and Finance	(441)	-	-	-
Accounting policy adjustments for Agriculture Financial Services Corporation	(1,286)	-	-	-
Total	(18,323)	(11,654)	(11,654)	(11,304)

CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers to Department of Agriculture and Forestry from Department of Service Alberta	-	-	-	(370)

Agriculture and Forestry	50

Children’s Services

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	1,121,776	1,145,386	1,173,386	1,205,824

CAPITAL INVESTMENT	3,216	1,539	1,539	1,539

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	-	-	166	905
1.2	Deputy Minister’s Office	-	-	185	800
1.3	Human Resources	4,265	4,108	3,932	3,930
1.4	Strategic Services	7,579	7,605	7,605	8,165
1.5	Corporate Services	4,136	4,359	4,184	4,305
1.6	Communications	645	645	645	1,437
	Sub-total	16,625	16,717	16,717	19,542
2	Child Intervention
2.1	Program Planning and Delivery	23,829	27,023	27,023	35,576
2.2	Child Intervention Services	472,087	478,268	495,268	493,679
2.3	Supports for Permanency	56,856	54,650	57,650	56,312
2.4	Foster Care Support	174,265	170,184	178,184	177,069
	Sub-total	727,037	730,125	758,125	762,636
3	Child Care
3.1	Program Planning and Delivery	2,921	4,294	4,294	3,639
3.2	Child Care Subsidy and Supports	183,638	201,090	201,090	216,035
3.3	Child Care Accreditation	100,180	101,164	101,164	101,152
	Sub-total	286,739	306,548	306,548	320,826

4	Early Intervention Services for Children and Youth
4.1	Early Intervention and Early Childhood Development	84,019	83,491	83,491	92,535
4.2	Youth in Transition	7,356	8,505	8,505	10,035
	Sub-total	91,375	91,996	91,996	102,570

CAPITAL GRANTS
3	Child Care
3.2	Child Care Subsidy and Supports	-	-	-	250

Total		1,121,776	1,145,386	1,173,386	1,205,824

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
2	Child Intervention
2.1	Program Planning and Delivery	3,118	1,539	1,539	1,539
2.2	Child Intervention Services	98	-	-	-

Total		3,216	1,539	1,539	1,539

Children’s Services	52

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Child Intervention	7,750	-	-	-
Alberta Child Benefit	-	147,000	125,000	174,000

DEPARTMENT NON-CASH AMOUNTS
Amortization
Child Intervention	3,170	3,226	3,226	1,789
Valuation Adjustments and Other Provisions
Child Intervention	538	1,500	1,500	1,500
Child Care	458	-	-	-
Early Intervention Services for Children and Youth	12	-	-	-

Total	11,928	151,726	129,726	177,289

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Child Intervention	-	-	-	8,342

Total	-	-	-	8,342

53	Children’s Services

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Ministry Support Services	19,542	-	-	19,542
Child Intervention	762,636	3,289	(3,200)	762,725
Child Care	321,076	-	(2,300)	318,776
Early Intervention Services for Children and Youth	102,570	-	(5,300)	97,270
Alberta Child Benefit	-	174,000	-	174,000
Total	1,205,824	177,289	(10,800)	1,372,313

CAPITAL INVESTMENT
Child Intervention	1,539	8,342	(8,342)	1,539

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	1,205,574	175,500	(10,800)	1,370,274
Capital grants	250	-	-	250
Amortization	-	1,789	-	1,789
Total	1,205,824	177,289	(10,800)	1,372,313

CAPITAL INVESTMENT	1,539	8,342	(8,342)	1,539

Children’s Services	54

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
General Revenue Fund
Department of Children’s Services	52,776	55,287	55,287	65,286
Inter-Ministry Consolidation Adjustment	-	-	-	(8,342)
Consolidated Total	52,776	55,287	55,287	56,944

EXPENSE
General Revenue Fund
Department of Children’s Services	1,133,704	1,297,112	1,303,112	1,383,113
Inter-Ministry Consolidation Adjustment	(8,890)	(10,800)	(10,800)	(10,800)
Consolidated Total	1,124,814	1,286,312	1,292,312	1,372,313
Net Operating Result	(1,072,038)	(1,231,025)	(1,237,025)	(1,315,369)

CAPITAL INVESTMENT
General Revenue Fund
Department of Children’s Services	3,216	1,539	1,539	9,881
Inter-Ministry Consolidation Adjustment	-	-	-	(8,342)
Consolidated Total	3,216	1,539	1,539	1,539

55	Children’s Services

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Services to First Nations Reserves	25,289	29,366	29,366	30,543
Other Federal Transfers	25,516	23,950	23,950	24,430
Other Revenue	1,971	1,971	1,971	1,971
Internal Government Transfers	-	-	-	8,342
Ministry Total	52,776	55,287	55,287	65,286

EXPENSE

Ministry Support Services	16,625	16,717	16,717	19,542
Child Intervention	738,495	734,851	762,851	765,925
Child Care	287,197	306,548	306,548	321,076
Early Intervention Services for Children and Youth	91,387	91,996	91,996	102,570
Alberta Child Benefit	-	147,000	125,000	174,000
Ministry Total	1,133,704	1,297,112	1,303,112	1,383,113
Net Operating Result	(1,080,928)	(1,241,825)	(1,247,825)	(1,317,827)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Child Intervention	3,216	1,539	1,539	9,881
AMORTIZATION	(3,170)	(3,226)	(3,226)	(1,789)
Total Change	46	(1,687)	(1,687)	8,092

Children’s Services	56

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers from Department of Service Alberta to Department of Children’s Services	-	-	-	(8,342)
Total	-	-	-	(8,342)

EXPENSE
Operating Expense
Transfers from Department of Children’s Services
to Alberta Health Services	(2,255)	(1,600)	(1,600)	(1,600)
to Post-secondary Institutions	(1,278)	(2,200)	(2,200)	(2,200)
to School Boards	(5,383)	(7,000)	(7,000)	(7,000)
Accounting policy adjustments for Department of Children’s Services	26	-	-	-
Total	(8,890)	(10,800)	(10,800)	(10,800)

CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers from Department of Service Alberta to Department of Children’s Services	-	-	-	(8,342)
Total	-	-	-	(8,342)

57	Children’s Services

Community and Social Services

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	3,018,966	3,087,915	3,261,115	3,326,108

CAPITAL INVESTMENT	3,129	3,623	4,079	3,623

EXPENSE VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	955	809	809	792
1.2	Associate Minister’s Office	97	-	-	-
1.3	Deputy Minister’s Office	935	817	817	864
1.4	Human Resources	4,266	4,109	4,109	4,051
1.5	Strategic Services	7,674	8,178	8,178	9,380
1.6	Corporate Services	4,137	4,360	4,360	4,285
1.7	Communications	1,166	1,159	1,159	1,141
1.8	Appeals Panels	3,931	2,575	2,575	4,225
	Sub-total	23,161	22,007	22,007	24,738

2	Employment and Income Support
2.1	Program Planning and Delivery	155,613	155,472	155,472	153,587
2.2	Income Support to People Expected to Work or Working	253,704	269,594	349,594	355,225
2.3	Income Support to People with Barriers to Full Employment	217,346	210,411	240,411	249,886
2.4	Career and Employment Services	53,321	58,683	59,883	55,512
	Sub-total	679,984	694,160	805,360	814,210

3	Assured Income for the Severely Handicapped
3.1	Program Planning and Delivery	31,085	32,414	32,414	33,016
3.2	Financial Assistance Grants	922,107	945,294	968,294	1,014,858
	Sub-total	953,192	977,708	1,000,708	1,047,874

4	Persons with Disabilities Supports
4.1	Program Planning and Delivery	1,090	1,682	1,682	1,676
4.2	Persons with Developmental Disabilities - Supports to Albertans	812,849	820,517	849,517	852,989
4.3	Persons with Developmental Disabilities - Direct Operations	47,180	54,361	54,361	54,343
4.4	Family Support for Children with Disabilities	164,157	164,253	174,253	171,270
4.5	Provincial Disability Supports Initiatives	20,697	23,093	23,093	22,708
4.6	Fetal Alcohol Spectrum Disorder Initiatives	9,920	23,971	23,971	23,959
	Sub-total	1,055,893	1,087,877	1,126,877	1,126,945

5	Homeless and Outreach Support Services
5.1	Program Planning and Delivery	4,250	4,895	4,895	4,287
5.2	Homeless Shelters	40,549	40,123	40,123	43,077
5.3	Women’s Shelters	49,189	48,920	48,920	49,668
5.4	Homeless Support Outreach Services	82,068	87,414	87,414	90,298
	Sub-total	176,056	181,352	181,352	187,330

6	Community Supports and Family Safety
6.1	Program Planning and Delivery	3,675	4,337	4,337	4,337
6.2	Family and Community Support Services	100,467	100,729	100,729	100,729
6.3	Family and Community Safety	26,132	18,645	18,645	18,645
	Sub-total	130,274	123,711	123,711	123,711

Community and Social Services	60

EXPENSE VOTE BY PROGRAM … continued
(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE … continued
7	2013 Alberta Flooding
7.1	Administrative and Capacity Support	406	1,100	1,100	1,100

CAPITAL GRANTS
4	Persons with Disabilities Supports
4.2	Persons with Developmental Disabilities - Supports to Albertans	-	-	-	200

Total		3,018,966	3,087,915	3,261,115	3,326,108

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Human Resources	7	-	-	-
1.5	Strategic Services	481	494	494	494
	Sub-total	488	494	494	494

2	Employment and Income Support
2.1	Program Planning and Delivery	2,517	2,582	3,038	2,582

4	Persons with Disabilities Supports
4.2	Persons with Developmental Disabilities - Supports to Albertans	-	30	30	30
4.3	Persons with Developmental Disabilities - Direct Operations	124	517	517	517
	Sub-total	124	547	547	547

Total		3,129	3,623	4,079	3,623

61	Community and Social Services

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	66	125	125	103
Employment and Income Support	7,465	3,580	6,325	11,353
Assured Income for the Severely Handicapped	33	21	21	13
Persons with Disabilities Supports	302	369	369	222
Valuation Adjustments and Other Provisions
Ministry Support Services	79	29	29	29
Employment and Income Support	600	-	-	-
Assured Income for the Severely Handicapped	32	32	32	32
Persons with Disabilities Supports	139	505	505	505
Homeless and Outreach Support Services	18	-	-	-
Community Supports and Family Safety	17	-	-	-
Write Down or Loss on Disposal of Capital Assets
Employment and Income Support	156	-	-	-
Persons with Disabilities Supports	147	-	-	-

Total	9,054	4,661	7,406	12,257

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Employment and Income Support	-	-	-	6,163

Total	-	-	-	6,163

Community and Social Services	62

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE
The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Ministry Support Services	24,738	132	-	24,870
Employment and Income Support	814,210	11,353	(4,672)	820,891
Assured Income for the Severely Handicapped	1,047,874	45	-	1,047,919
Persons with Disabilities Supports	1,127,145	727	(7,900)	1,119,972
Homeless and Outreach Support Services	187,330	-	-	187,330
Community Supports and Family Safety	123,711	-	-	123,711
2013 Alberta Flooding	1,100	-	-	1,100
Total	3,326,108	12,257	(12,572)	3,325,793

CAPITAL INVESTMENT
Ministry Support Services	494	-	-	494
Employment and Income Support	2,582	6,163	(6,163)	2,582
Persons with Disabilities Supports	547	-	-	547
Total	3,623	6,163	(6,163)	3,623

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	3,324,808	566	(12,572)	3,312,802
Disaster assistance - 2013 Alberta flood assistance	1,100	-	-	1,100
Capital grants	200	-	-	200
Amortization	-	11,691	-	11,691
Total	3,326,108	12,257	(12,572)	3,325,793

CAPITAL INVESTMENT	3,623	6,163	(6,163)	3,623

63	Community and Social Services

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
General Revenue Fund
Department of Community and Social Services	155,006	95,987	122,377	124,725
Inter-Ministry Consolidation Adjustment	(138)	-	-	(6,163)
Consolidated Total	154,868	95,987	122,377	118,562

EXPENSE
General Revenue Fund
Department of Community and Social Services	3,028,020	3,092,576	3,268,521	3,338,365
Inter-Ministry Consolidation Adjustment	(15,584)	(12,572)	(12,572)	(12,572)
Consolidated Total	3,012,436	3,080,004	3,255,949	3,325,793
Net Operating Result	(2,857,568)	(2,984,017)	(3,133,572)	(3,207,231)

CAPITAL INVESTMENT
General Revenue Fund
Department of Community and Social Services	3,129	3,623	4,079	9,786
Inter-Ministry Consolidation Adjustment	-	-	-	(6,163)
Consolidated Total	3,129	3,623	4,079	3,623

Community and Social Services	64

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Services on First Nations Reserves	26,683	32,880	32,880	34,197
Rehabilitation of Disabled Persons	50,381	-	25,190	25,190
Labour Market Development	48,221	40,850	41,850	40,850
Other Federal Transfers	1,766	1,918	2,118	-
Premiums, Fees and Licences	1,627	372	372	357
Other Revenue	26,328	19,967	19,967	17,968
Internal Government Transfers	-	-	-	6,163
Ministry Total	155,006	95,987	122,377	124,725

EXPENSE

Ministry Support Services	23,306	22,161	22,161	24,870
Employment and Income Support	688,205	697,740	811,685	825,563
Assured Income for the Severely Handicapped	953,257	977,761	1,000,761	1,047,919
Persons with Disabilities Supports	1,056,481	1,088,751	1,127,751	1,127,872
Homeless and Outreach Support Services	176,074	181,352	181,352	187,330
Community Supports and Family Safety	130,291	123,711	123,711	123,711
2013 Alberta Flooding	406	1,100	1,100	1,100
Ministry Total	3,028,020	3,092,576	3,268,521	3,338,365
Net Operating Result	(2,873,014)	(2,996,589)	(3,146,144)	(3,213,640)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	488	494	494	494
Employment and Income Support	2,517	2,582	3,038	8,745
Persons with Disabilities Supports	124	547	547	547
Ministry Total	3,129	3,623	4,079	9,786

AMORTIZATION	(7,866)	(4,095)	(6,840)	(11,691)

DISPOSALS OR WRITE OFFS	(303)	-	-	-
Total Change	(5,040)	(472)	(2,761)	(1,905)

65	Community and Social Services

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers from Department of Service Alberta to Department of Community and Social Services	-	-	-	(6,163)
Transfers from Alberta Health Services to Department of Community and Social Services	(138)	-	-	-
Total	(138)	-	-	(6,163)

EXPENSE
Operating Expense
Transfers from Department of Community and Social Services
to Alberta Health Services	(9,410)	(7,400)	(7,400)	(7,400)
to Post-secondary Institutions	(5,181)	(5,172)	(5,172)	(5,172)
to School Boards	(2,208)	-	-	-
Accounting policy adjustments for Department of Community and Social Services	1,215	-	-	-
Total	(15,584)	(12,572)	(12,572)	(12,572)

CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers from Department of Service Alberta to Department of Community and Social Services	-	-	-	(6,163)
Total	-	-	-	(6,163)

Community and Social Services	66

Culture and Tourism

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	314,093	316,776	313,020	335,056

CAPITAL INVESTMENT	1,897	2,041	2,041	2,041

FINANCIAL TRANSACTIONS	411	852	502	5,017

EXPENSE VOTE BY PROGRAM
(thousands of dollars)		Comparable

		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	728	655	775	775
1.2	Deputy Minister’s Office	590	605	605	600
1.3	Human Resources	1,304	1,400	1,400	1,420
1.4	Communications	1,129	1,220	1,300	1,275
1.5	Corporate Services	10,365	10,530	10,330	10,249
	Sub-total	14,116	14,410	14,410	14,319

2	Community and Voluntary Support Services
2.1	Program Support	550	805	805	785
2.2	Community Engagement	10,052	10,670	10,570	10,425
2.3	Community Initiatives Program	19,719	24,585	23,585	24,585
2.4	Other Initiatives	4,355	2,100	2,000	2,000
2.5	Major Fairs	15,348	15,348	15,348	15,350
	Sub-total	50,024	53,508	52,308	53,145

3	Creative Industries
3.1	Program Support	390	520	520	515
3.2	Arts	996	1,325	1,325	3,640
3.3	Cultural Industries	1,241	1,295	1,295	2,640
3.4	Alberta Media Fund	46,658	37,065	37,065	34,065
3.5	Assistance to the Alberta Foundation for the Arts	26,650	26,585	26,585	31,585
	Sub-total	75,935	66,790	66,790	72,445

4	Francophone Secretariat	1,279	1,310	1,425	1,540

5	Heritage
5.1	Program Support	1,266	1,285	1,285	1,280
5.2	Royal Alberta Museum	10,945	12,440	12,560	14,790
5.3	Royal Tyrrell Museum	2,317	2,425	2,425	3,780
5.4	Historic Sites and Other Museums	9,983	9,455	9,455	9,690
5.5	Provincial Archives of Alberta	3,304	3,260	3,260	3,235
5.6	Historic Resources Management	4,978	5,280	5,280	6,050
5.7	Assistance to the Alberta Historical Resources Foundation	8,160	8,160	8,160	8,160
5.8	Heritage Capital and Repairs	371	-	-	-
	Sub-total	41,324	42,305	42,425	46,985

6	Recreation and Physical Activity
6.1	Recreation and Physical Activity Services	5,040	5,300	5,300	5,255
6.2	Assistance to the Alberta Sport Connection	22,020	21,220	21,220	19,505
	Sub-total	27,060	26,520	26,520	24,760

Culture and Tourism	68

EXPENSE VOTE BY PROGRAM … continued

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE … continued
7	Tourism
7.1	Program Support	583	565	565	555
7.2	Destination Development and Visitor Services	7,295	7,325	7,325	6,710
7.3	Policy and Business Development	2,595	3,585	3,585	3,530
7.4	Assistance to Travel Alberta Corporation	54,450	49,450	49,450	49,200
	Sub-total	64,923	60,925	60,925	59,995

8	2013 Alberta Flooding
8.1	Historic Resources Management	1,772	3,125	3,125	-
8.2	Tourism	160	-	-	-
8.3	Historic Sites and Other Museums	-	2,900	100	-
	Sub-total	1,932	6,025	3,225	-

9	Climate Leadership Plan
9.1	Historic Resources Management	-	-	9	-

CAPITAL GRANTS
2	Community and Voluntary Support Services
2.6	Community Facility Enhancement Program	36,150	38,000	38,000	38,000
2.7	Support for Culture and Tourism Infrastructure	-	6,983	6,983	23,867
	Sub-total	36,150	44,983	44,983	61,867

7	Tourism
7.2	Destination Development and Visitor Services	1,350	-	-	-

Total		314,093	316,776	313,020	335,056

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.5	Corporate Services	168	425	425	425

3	Creative Industries
3.2	Arts	23	-	-	-
3.3	Cultural Industries	307	-	-	-
	Sub-total	330	-	-	-

5	Heritage
5.8	Heritage Capital and Repairs	1,399	1,616	1,616	1,616

Total		1,897	2,041	2,041	2,041

69	Culture and Tourism

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)
		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

ENVIRONMENTAL SITE LIABILITY RETIREMENT
5	Heritage
5.8	Heritage Capital and Repairs	411	852	502	5,017

Total		411	852	502	5,017

Culture and Tourism	70

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2017-18 Estimate

1	Francophone Secretariat	785

Francophone Secretariat administers the provision of grants from the federal government to francophone communities to support the planning and delivery of quality French-language services and to support initiatives aimed at contributing to the development of francophone communities. Program 4

2	Royal Alberta Museum	1,000

Funding from the Alberta Biodiversity Monitoring Institute for specimen sorting, identification, and storage, which assists in assessing the impact of land management practices on biodiversity. Element 5.2

3	Department	7,000

The Department provides financial and administrative services to the funds and agencies of the Ministry of Culture and Tourism. Costs incurred by the Department for these services are recovered. Programs 1, 3, 5 and 6

Total		8,785

71	Culture and Tourism

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Queen’s Golden Jubilee Scholarship	52	80	80	80

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	550	635	635	563
Community and Voluntary Support Services	4	5	5	2
Creative Industries	39	18	18	79
Heritage	1,280	1,500	1,500	1,398
Recreation and Physical Activity	1	-	-	1
Tourism	73	110	110	57
Valuation Adjustments and Other Provisions
Ministry Support Services	155	127	127	127
Community and Voluntary Support Services	(26)	-	-	-
Creative Industries	(45)	-	-	-
Heritage	579	2,000	12,000	2,000
Recreation and Physical Activity	98	-	-	-
Tourism	(72)	-	-	-
Write Down or Loss on Disposal of Capital Assets
Ministry Support Services	380	-	-	-
Heritage	102	-	-	-
Tourism	8	-	-	-

Total	3,178	4,475	14,475	4,307

Culture and Tourism	72

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Ministry Support Services	14,319	690	-	-	15,009
Community and Voluntary Support Services	115,012	82	-	-	115,094
Creative Industries	72,445	79	39,685	(36,973)	75,236
Francophone Secretariat	1,540	-	-	-	1,540
Heritage	46,985	3,398	18,409	(11,427)	57,365
Recreation and Physical Activity	24,760	1	22,315	(21,150)	25,926
Tourism	59,995	57	49,935	(49,200)	60,787
Total	335,056	4,307	130,344	(118,750)	350,957

CAPITAL INVESTMENT
Ministry Support Services	425	-	-	-	425
Creative Industries	-	-	335	-	335
Heritage	1,616	-	330	-	1,946
Total	2,041	-	665	-	2,706

INVENTORY ACQUISITIONS
Heritage	-	-	650	-	650

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	273,189	2,207	128,699	(118,750)	285,345
Capital grants	61,867	-	-	-	61,867
Amortization	-	2,100	995	-	3,095
Inventory consumption (incl Loss on disposal)	-	-	650	-	650
Total	335,056	4,307	130,344	(118,750)	350,957

CAPITAL INVESTMENT	2,041	-	665	-	2,706

INVENTORY ACQUISITIONS	-	-	650	-	650

73	Culture and Tourism

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
EXPENSE
Department of Culture and Tourism
Operating expense
9.1	Historic Resources Management	-	-	9	-

Culture and Tourism	74

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
General Revenue Fund
Department of Culture and Tourism	4,186	4,926	5,161	12,211
Regulated Fund
Historic Resources Fund	16,567	17,003	17,003	17,581
Provincial Corporation or Agency
Alberta Foundation for the Arts	27,224	27,089	27,089	32,070
Alberta Historical Resources Foundation	8,184	8,192	8,192	8,195
Alberta Sport Connection	23,963	24,032	24,032	22,303
Travel Alberta Corporation	56,520	50,420	50,420	49,865
Intra-Ministry Consolidation Adjustment	(111,482)	(105,415)	(105,415)	(115,450)
Ministry Total	25,162	26,247	26,482	26,775
Inter-Ministry Consolidation Adjustment	(73)	(80)	(80)	(80)
Consolidated Total	25,089	26,167	26,402	26,695

EXPENSE
General Revenue Fund
Department of Culture and Tourism	317,271	321,251	327,495	339,363
Regulated Fund
Historic Resources Fund	15,451	17,214	17,214	17,810
Provincial Corporation or Agency
Alberta Foundation for the Arts	27,225	27,107	27,107	32,078
Alberta Historical Resources Foundation	8,503	8,215	8,215	8,206
Alberta Sport Connection	24,392	24,044	24,044	22,315
Travel Alberta Corporation	55,988	50,471	50,471	49,935
Intra-Ministry Consolidation Adjustment	(111,482)	(105,415)	(105,415)	(115,450)
Ministry Total	337,348	342,887	349,131	354,257
Inter-Ministry Consolidation Adjustment	(5,385)	(3,300)	(3,300)	(3,300)
Consolidated Total	331,963	339,587	345,831	350,957
Net Operating Result	(306,874)	(313,420)	(319,429)	(324,262)
CAPITAL INVESTMENT
General Revenue Fund
Department of Culture and Tourism	1,897	2,041	2,041	2,041
Regulated Fund
Historic Resources Fund	1,280	665	665	665
Provincial Corporation or Agency
Alberta Foundation for the Arts	10	-	-	-
Alberta Historical Resources Foundation	34	-	-	-
Alberta Sport Connection	21	-	-	-
Consolidated Total	3,242	2,706	2,706	2,706

75	Culture and Tourism

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfer from Alberta Heritage Scholarship Fund	52	80	80	80
Transfers from Government of Canada	1,288	1,088	1,203	1,223
Investment Income	697	743	743	417
Premiums, Fees and Licences	7,112	5,928	5,928	6,922
Other Revenue	16,013	18,408	18,528	18,133
Ministry Total	25,162	26,247	26,482	26,775

EXPENSE

Ministry Support Services	15,599	15,172	15,172	15,009
Community and Voluntary Support Services	86,204	98,576	97,376	115,094
Creative Industries	81,863	74,935	74,935	76,786
Francophone Secretariat	1,279	1,310	1,425	1,540
Heritage	53,381	55,469	65,589	57,615
Recreation and Physical Activity	29,386	29,344	29,344	27,426
Tourism	67,704	62,056	62,056	60,787
2013 Alberta Flooding	1,932	6,025	3,225	-
Climate Leadership Plan	-	-	9	-
Ministry Total	337,348	342,887	349,131	354,257
Net Operating Result	(312,186)	(316,640)	(322,649)	(327,482)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	168	425	425	425
Creative Industries	1,542	335	335	335
Heritage	1,511	1,946	1,946	1,946
Recreation and Physical Activity	21	-	-	-
Ministry Total	3,242	2,706	2,706	2,706

AMORTIZATION	(2,762)	(3,248)	(3,248)	(3,095)

DISPOSALS OR WRITE OFFS	(495)	-	-	-
Total Change	(15)	(542)	(542)	(389)

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITIONS

Heritage	358	650	650	650
Recreation and Physical Activity	5	-	-	-
Ministry Total	363	650	650	650

CONSUMPTION	(596)	(650)	(650)	(650)
Total Change	(233)	-	-	-

Culture and Tourism	76

DEPARTMENT OF CULTURE AND TOURISM

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfer from Alberta Heritage Scholarship Fund	52	80	80	80
Transfers from Government of Canada	650	650	765	785
Premiums, Fees and Licences	764	600	600	750
Other Revenue	2,720	3,596	3,716	10,596
Total	4,186	4,926	5,161	12,211

EXPENSE

Ministry Support Services	15,201	15,172	15,172	15,009
Community and Voluntary Support Services	86,204	98,576	97,376	115,094
Creative Industries	75,929	66,808	66,808	72,524
Francophone Secretariat	1,279	1,310	1,425	1,540
Heritage	43,285	45,805	55,925	50,383
Recreation and Physical Activity	27,159	26,520	26,520	24,761
Tourism	66,282	61,035	61,035	60,052
2013 Alberta Flooding	1,932	6,025	3,225	-
Climate Leadership Plan	-	-	9	-
Total	317,271	321,251	327,495	339,363
Net Operating Result	(313,085)	(316,325)	(322,334)	(327,152)
CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	168	425	425	425
Creative Industries	330	-	-	-
Heritage	1,399	1,616	1,616	1,616
Total	1,897	2,041	2,041	2,041

AMORTIZATION	(1,947)	(2,268)	(2,268)	(2,100)

DISPOSALS OR WRITE OFFS	(490)	-	-	-
Total Change	(540)	(227)	(227)	(59)

77	Culture and Tourism

HISTORIC RESOURCES FUND

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfers from Government of Canada	200	-	-	-
Investment Income	105	86	86	83
Premiums, Fees and Licences	5,760	4,700	4,700	5,577
Other Revenue	10,386	12,217	12,217	11,921
Internal Government Transfers	116	-	-	-
Total	16,567	17,003	17,003	17,581

EXPENSE

Jubilee Auditoria	5,543	7,605	7,605	7,607
Promotion and Presentation	2,840	3,697	3,697	4,154
Interpretive Programs and Services	6,279	5,312	5,312	5,449
Provincial Archives	182	120	120	120
Other Initiatives	607	480	480	480
Total	15,451	17,214	17,214	17,810
Net Operating Result	1,116	(211)	(211)	(229)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Jubilee Auditoria	1,202	335	335	335
Promotion and Presentation	78	330	330	330
Total	1,280	665	665	665

AMORTIZATION	(701)	(876)	(876)	(894)

DISPOSALS OR WRITE OFFS	(5)	-	-	-
Total Change	574	(211)	(211)	(229)

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITIONS

Promotion and Presentation	343	638	638	638
Provincial Archives	15	12	12	12
Total	358	650	650	650

CONSUMPTION	(596)	(650)	(650)	(650)
Total Change	(238)	-	-	-

Culture and Tourism	78

ALBERTA FOUNDATION FOR THE ARTS STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfer from Department	26,650	26,585	26,585	31,585
Investment Income	85	79	79	60
Other Revenue	489	425	425	425
Total	27,224	27,089	27,089	32,070

EXPENSE

Support to Arts Organizations	20,405	19,656	19,656	22,962
Support to Individual Artists	3,647	3,709	3,709	4,709
Art Collection	2,258	2,544	2,544	3,119
Administration	915	1,198	1,198	1,288
Total	27,225	27,107	27,107	32,078
Net Operating Result	(1)	(18)	(18)	(8)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Support to Individual Artists	10	-	-	-
AMORTIZATION	(28)	(18)	(18)	(8)
Total Change	(18)	(18)	(18)	(8)

79	Culture and Tourism

ALBERTA HISTORICAL RESOURCES FOUNDATION STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfer from Department	8,160	8,160	8,160	8,160
Investment Income	24	26	26	29
Other Revenue	-	6	6	6
Total	8,184	8,192	8,192	8,195

EXPENSE

Glenbow Museum	3,588	3,588	3,588	3,588
Heritage Preservation Partnership Programs	2,272	2,181	2,181	2,184
Support for Provincial Heritage Organizations	2,082	2,080	2,080	2,080
Municipal Heritage Programs	161	-	-	-
Heritage Markers Program	61	118	118	106
Administration	339	248	248	248
Total	8,503	8,215	8,215	8,206
Net Operating Result	(319)	(23)	(23)	(11)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Heritage Markers Program	34	-	-	-
AMORTIZATION	(20)	(23)	(23)	(11)
Total Change	14	(23)	(23)	(11)

Culture and Tourism	80

 ALBERTA SPORT CONNECTION

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfer from Department	22,020	21,220	21,220	19,505
Transfers from Alberta Foundation for the Arts	86	-	-	-
Transfers from Government of Canada	438	438	438	438
Investment Income	77	172	172	45
Premiums, Fees and Licences	323	188	188	230
Donations	981	1,994	1,994	2,045
Other Revenue	38	20	20	40
Total	23,963	24,032	24,032	22,303

EXPENSE

Alberta Games and Marketing	3,023	3,335	3,335	2,454
High Performance Sports	8,646	7,148	7,148	6,178
Sport Development	11,870	13,124	13,124	13,267
Parks and Wildlife Ventures	559	93	93	93
Administration	294	344	344	323
Total	24,392	24,044	24,044	22,315
Net Operating Result	(429)	(12)	(12)	(12)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Parks and Wildlife Ventures	21	-	-	-
AMORTIZATION	(12)	(12)	(12)	(12)
Total Change	9	(12)	(12)	(12)

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITIONS

Sport Development	5	-	-	-
Total Change	5	-	-	-

81	Culture and Tourism

 TRAVEL ALBERTA CORPORATION

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfer from Department	54,450	49,450	49,450	49,200
Investment Income	406	380	380	200
Premiums, Fees and Licences	265	440	440	365
Other Revenue	1,399	150	150	100
Total	56,520	50,420	50,420	49,865

EXPENSE

Regional Industry Marketing	10,174	9,440	9,440	9,815
Corporate Operations	6,575	5,221	5,221	5,670
Global Marketing	39,239	35,810	35,810	34,450
Total	55,988	50,471	50,471	49,935
Net Operating Result	532	(51)	(51)	(70)

CHANGE IN CAPITAL ASSETS
AMORTIZATION	(54)	(51)	(51)	(70)
Total Change	(54)	(51)	(51)	(70)

Culture and Tourism	82

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS WITHIN THE MINISTRY

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers from Travel Alberta Corporation to Historic Resources Fund	(116)	-	-	-
Transfers from Department of Culture and Tourism to:
Alberta Foundation for the Arts	(26,650)	(26,585)	(26,585)	(31,585)
Alberta Historical Resources Foundation	(8,160)	(8,160)	(8,160)	(8,160)
Alberta Sport Connection	(22,020)	(21,220)	(21,220)	(19,505)
Travel Alberta Corporation	(54,450)	(49,450)	(49,450)	(49,200)
Transfers from Alberta Foundation for the Arts to Alberta Sport Connection	(86)	-	-	-
Shared service charges collected by Department of Culture and Tourism	-	-	-	(7,000)
Total	(111,482)	(105,415)	(105,415)	(115,450)

EXPENSE
Operating Expense
Transfers from Travel Alberta Corporation to Historic Resources Fund	(116)	-	-	-
Transfers from Department of Culture and Tourism to:
Alberta Foundation for the Arts	(26,650)	(26,585)	(26,585)	(31,585)
Alberta Historical Resources Foundation	(8,160)	(8,160)	(8,160)	(8,160)
Alberta Sport Connection	(22,020)	(21,220)	(21,220)	(19,505)
Travel Alberta Corporation	(54,450)	(49,450)	(49,450)	(49,200)
Transfers from Alberta Foundation for the Arts to Alberta Sport Connection	(86)	-	-	-
Shared services provided by Department of Culture and Tourism	-	-	-	(7,000)
Total	(111,482)	(105,415)	(105,415)	(115,450)

83	Culture and Tourism

 SUMMARY OF RELATED PARTY ADJUSTMENTS … continued

 CONSOLIDATION AMOUNTS BETWEEN MINISTRIES

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers from Post-secondary Institutions to Department of Culture and Tourism	(4)	-	-	-
Transfers from Department of Justice and Solicitor General to Historic Resources Fund	(1)	-	-	-
Transfers from Alberta Heritage Scholarship Fund to Department of Culture and Tourism	(52)	(80)	(80)	(80)
Shared service charges collected from other ministries	(16)	-	-	-
Total	(73)	(80)	(80)	(80)

EXPENSE
Operating Expense
Transfers from Historic Resources Fund to Post-secondary Institutions	(418)	-	-	-
Transfers from Department of Culture and Tourism to:
Post-secondary Institutions	(2,279)	(1,250)	(1,250)	(1,250)
School Boards	(829)	-	-	-
Transfers from Alberta Sport Connection to Post-secondary Institutions	(801)	(500)	(500)	(500)
Transfers from Alberta Historical Resources Foundation to Post-secondary Institutions	(4)	-	-	-
Transfers from Alberta Foundation for the Arts
to Post-secondary Institutions	(630)	(800)	(800)	(800)
to School Boards	(408)	(750)	(750)	(750)
Shared services provided to other ministries	(16)	-	-	-
Total	(5,385)	(3,300)	(3,300)	(3,300)

Culture and Tourism	84

Economic Development and Trade

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	325,630	399,923	329,919	354,180

CAPITAL INVESTMENT	25	3,025	2,025	2,340

FINANCIAL TRANSACTIONS	-	-	-	50,000

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	356	998	998	998
1.2	Associate Minister’s Office	149	-	-	-
1.3	Deputy Minister’s Office	775	797	797	897
1.4	Communications	945	1,225	1,225	1,211
1.5	Human Resources	581	1,481	1,481	1,445
1.6	Strategic Policy and Corporate Services	3,803	9,319	8,393	9,700
	Sub-total	6,609	13,820	12,894	14,251

2	Economic Development
2.1	Program Delivery Support	4,840	5,011	4,361	15,390
2.2	Industry Development	8,382	12,990	9,025	7,911
2.3	Entrepreneurship and Regional Development	5,091	16,125	16,779	6,063
2.4	Northern Alberta Development Council	2,317	2,439	2,439	2,415
2.5	Transfer to Alberta Enterprise Corporation	850	50,850	850	2,100
2.6	Secretariat Support	605	1,079	1,079	1,067
	Sub-total	22,085	88,494	34,533	34,946

3	Trade and Investment Attraction
3.1	Program Delivery Support	-	1,199	4,199	4,076
3.2	Trade Policy	1,783	2,031	1,781	1,944
3.3	Investment Attraction and Export Development	11,733	11,382	10,251	12,167
3.4	International Offices	8,464	9,569	9,569	9,539
	Sub-total	21,980	24,181	25,800	27,726

4	Science and Innovation
4.1	Program Delivery Support	164	466	416	793
4.2	Innovation and System Engagement	61,895	32,335	32,307	32,378
4.3	Science and Innovation Policy and Strategy	7,624	8,122	8,122	8,066
4.4	Technology Partnerships and Investments	18,569	20,356	20,356	21,876
4.5	Grants to Alberta Innovates Corporation	186,629	169,749	169,749	176,349
	Sub-total	274,881	231,028	230,950	239,462

5	Jobs, Investment and Diversification	-	42,400	25,742	27,000

6	2013 Alberta Flooding
6.1	Economic Renewal Initiative	75	-	-	-

7	Climate Leadership Plan
7.1	Innovation and Technology	-	-	-	795

CAPITAL GRANTS
7	Climate Leadership Plan
7.1	Innovation and Technology	-	-	-	10,000

Total		325,630	399,923	329,919	354,180

Economic Development and Trade	86

 CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.6	Strategic Policy and Corporate Services	25	25	25	75

CAPITAL PAYMENTS TO RELATED PARTIES
4	Science and Innovation
4.5	Grants to Alberta Innovates Corporation	-	3,000	2,000	2,265

Total		25	3,025	2,025	2,340

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
DEBT REPAYMENT
2	Economic Development
2.5	Transfer to Alberta Enterprise Corporation	-	-	-	50,000

Total		-	-	-	50,000

87	Economic Development and Trade

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Jobs, Investment and Diversification	-	-	-	28,580

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	20	25	25	25
Valuation Adjustments and Other Provisions
Ministry Support Services	170	-	-	-
Economic Development	35	-	50,000	-
Trade and Investment Attraction	(24)	-	-	-
Science and Innovation	94	-	-	-

Total	295	25	50,025	28,605

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Ministry Support Services	-	-	-	2,000

Total	-	-	-	2,000

Economic Development and Trade	88

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Ministry Support Services	14,251	25	-	-	14,276
Economic Development	34,946	-	-	(2,100)	32,846
Trade and Investment Attraction	27,726	-	-	-	27,726
Science and Innovation	239,462	-	-	(220,185)	19,277
Jobs, Investment and Diversification	27,000	28,580	-	-	55,580
Alberta Enterprise Corporation	-	-	2,100	-	2,100
Climate Leadership Plan	10,795	-	-	-	10,795
Alberta Innovates Corporation	-	-	285,990	(91,550)	194,440
Total	354,180	28,605	288,090	(313,835)	357,040

CAPITAL INVESTMENT
Ministry Support Services	75	2,000	-	(2,000)	75
Science and Innovation	2,265	-	-	(2,265)	-
Alberta Innovates Corporation	-	-	10,588	-	10,588
Total	2,340	2,000	10,588	(4,265)	10,663

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	343,385	28,580	282,881	(313,835)	341,011
Operating expense - Climate Leadership Plan	795	-	-	-	795
Capital grants - Climate Leadership Plan	10,000	-	-	-	10,000
Amortization	-	25	5,209	-	5,234
Total	354,180	28,605	288,090	(313,835)	357,040

CAPITAL INVESTMENT
Capital investment	75	2,000	10,588	(2,000)	10,663
Capital Payments to Related Parties	2,265	-	-	(2,265)	-
Total	2,340	2,000	10,588	(4,265)	10,663

89	Economic Development and Trade

 EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
EXPENSE
Department of Economic Development and Trade
Operating expense
2.3 Entrepreneurship and Regional Development	-	-	654	-
7.1 Innovation and Technology	-	-	-	795
Capital grants
7.1 Innovation and Technology	-	-	-	10,000
Consolidated Total	-	-	654	10,795

Economic Development and Trade	90

 EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
General Revenue Fund
Department of Economic Development and Trade	90,992	107,109	107,109	109,396
Provincial Corporation or Agency
Alberta Enterprise Corporation	25,568	50,850	25,850	27,100
Arms-Length Institution
Alberta Innovates Corporation	279,934	271,663	248,583	254,945
Intra-Ministry Consolidation Adjustment	(216,146)	(234,198)	(208,998)	(217,448)
Ministry Total	180,348	195,424	172,544	173,993
Inter-Ministry Consolidation Adjustment	(113,759)	(119,942)	(117,642)	(116,626)
Consolidated Total	66,589	75,482	54,902	57,367

EXPENSE
General Revenue Fund
Department of Economic Development and Trade	325,925	402,948	381,944	385,050
Provincial Corporation or Agency
Alberta Enterprise Corporation	1,189	850	850	2,100
Arms-Length Institution
Alberta Innovates Corporation	303,689	302,973	302,973	285,990
Intra-Ministry Consolidation Adjustment	(222,378)	(236,598)	(235,598)	(193,713)
Ministry Total	408,425	470,173	450,169	479,427
Inter-Ministry Consolidation Adjustment	(160,432)	(127,465)	(127,465)	(122,387)
Consolidated Total	247,993	342,708	322,704	357,040
Net Operating Result	(181,404)	(267,226)	(267,802)	(299,673)

CAPITAL INVESTMENT
General Revenue Fund
Department of Economic Development and Trade	25	25	25	2,075
Arms-Length Institution
Alberta Innovates Corporation	5,080	9,150	8,150	10,588
Ministry Total	5,105	9,175	8,175	12,663
Inter-Ministry Consolidation Adjustment	-	-	-	(2,000)
Consolidated Total	5,105	9,175	8,175	10,663

91	Economic Development and Trade

 MINISTRY FINANCIAL STATEMENTS

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Internal Government Transfers	109,759	115,560	113,260	112,020
Transfers from Government of Canada	4,599	5,487	4,479	4,479
Investment Income	1,024	1,333	1,086	1,086
Premiums, Fees and Licences	1	3,015	768	768
Other Revenue	64,965	70,029	52,951	55,640
Ministry Total	180,348	195,424	172,544	173,993

EXPENSE

Ministry Support Services	6,799	13,845	12,919	14,276
Economic Development	21,031	37,644	33,683	32,846
Trade and Investment Attraction	21,956	24,181	25,800	27,726
Science and Innovation	53,686	48,280	48,202	50,114
Jobs, Investment and Diversification	-	42,400	25,742	55,580
Alberta Enterprise Corporation	1,189	850	850	2,100
2013 Alberta Flooding	75	-	-	-
Climate Leadership Plan	-	-	-	10,795
Alberta Innovates Corporation	303,689	302,973	302,973	285,990
Ministry Total	408,425	470,173	450,169	479,427
Net Operating Result	(228,077)	(274,749)	(277,625)	(305,434)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	25	25	25	2,075
Alberta Innovates Corporation	5,080	9,150	8,150	10,588
Ministry Total	5,105	9,175	8,175	12,663

AMORTIZATION	(5,053)	(5,233)	(5,233)	(5,234)

DISPOSALS OR WRITE OFFS	(63)	-	-	-
Total Change	(11)	3,942	2,942	7,429

Economic Development and Trade	92

 DEPARTMENT OF ECONOMIC DEVELOPMENT AND TRADE

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Internal Government Transfers	-	-	-	2,000
Transfer from Alberta Heritage Foundation for Medical Research Endowment Fund	55,160	71,280	71,280	71,280
Transfer from Alberta Heritage Science and Engineering Research Endowment Fund	34,800	35,300	35,300	35,500
Refunds of Expense	703	15	15	15
Other Revenue	329	514	514	601
Total	90,992	107,109	107,109	109,396

EXPENSE

Ministry Support Services	6,799	13,845	12,919	14,276
Economic Development	22,120	88,494	84,533	34,946
Trade and Investment Attraction	21,956	24,181	25,800	27,726
Science and Innovation	274,975	234,028	232,950	241,727
Jobs, Investment and Diversification	-	42,400	25,742	55,580
2013 Alberta Flooding	75	-	-	-
Climate Leadership Plan	-	-	-	10,795
Total	325,925	402,948	381,944	385,050
Net Operating Result	(234,933)	(295,839)	(274,835)	(275,654)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	25	25	25	2,075
AMORTIZATION	(20)	(25)	(25)	(25)
Total Change	5	-	-	2,050

93	Economic Development and Trade

 ALBERTA ENTERPRISE CORPORATION

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfers from Department of Economic Development and Trade	25,909	50,850	25,850	27,100
Investment Income	(350)	-	-	-
Other Revenue	9	-	-	-
Total	25,568	50,850	25,850	27,100

EXPENSE

Operating Costs	1,189	850	850	2,100
Net Operating Result	24,379	50,000	25,000	25,000

Economic Development and Trade	94

EFFECT OF ARM’S LENGTH INSTITUTIONS ON THE MINISTRY

This table provides 2017-18 Estimate amounts for the effect of Arms-Length Institution activities on each of the revenue by source and expense by program lines on the Ministry Statement of Operations.

STATEMENT OF OPERATIONS – MINISTRY BASIS
(thousands of dollars)	Core Government	Arms-Length Institutions	Intra-Ministry Consolidation Adjustment	Ministry 2017-18 Estimate
REVENUE
Internal Government Transfers	135,880	193,588	(217,448)	112,020
Transfers from Government of Canada	-	4,479	-	4,479
Investment Income	-	1,086	-	1,086
Premiums, Fees and Licences	-	768	-	768
Other Revenue	616	55,024	-	55,640
Ministry Total	136,496	254,945	(217,448)	173,993

EXPENSE
Ministry Support Services	14,276	-	-	14,276
Economic Development	34,946	-	(2,100)	32,846
Trade and Investment Attraction	27,726	-	-	27,726
Science and Innovation	241,727	-	(191,613)	50,114
Jobs, Investment and Diversification	55,580	-	-	55,580
Alberta Enterprise Corporation	2,100	-	-	2,100
Climate Leadership Plan	10,795	-	-	10,795
Alberta Innovates Corporation	-	285,990	-	285,990
Ministry Total	387,150	285,990	(193,713)	479,427
Net Operating Result	(250,654)	(31,045)	(23,735)	(305,434)

95	Economic Development and Trade

 SUMMARY OF RELATED PARTY ADJUSTMENTS

 CONSOLIDATION AMOUNTS WITHIN THE MINISTRY

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers from Department of Economic Development and Trade
to Alberta Enterprise Corporation	(26,350)	(50,850)	(50,850)	(2,100)
to Alberta Innovates Corporation	(196,028)	(182,748)	(182,748)	(189,348)
Net effect of deferred capital contributions from:
Department of Economic Development and Trade	-	(600)	(400)	(1,000)
Accounting policy adjustments for Alberta Innovates Corporation	5,791	-	-	-
Accounting policy adjustments for Alberta Enterprise Corporation	441	-	25,000	(25,000)
Total	(216,146)	(234,198)	(208,998)	(217,448)

EXPENSE
Operating Expense
Transfers from Department of Economic Development and Trade
to Alberta Enterprise Corporation	(26,350)	(50,850)	(850)	(2,100)
to Alberta Innovates Corporation	(196,028)	(182,748)	(182,748)	(189,348)
Valuation Adjustments and Other Provisions
Transfers from Department of Economic Development and Trade to Alberta Enterprise Corporation	-	-	(50,000)	-
Capital Payments to Related Parties
Transfers from Department of Economic Development and Trade to Alberta Innovates Corporation	-	(3,000)	(2,000)	(2,265)
Total	(222,378)	(236,598)	(235,598)	(193,713)

Economic Development and Trade	96

SUMMARY OF RELATED PARTY ADJUSTMENTS … continued

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers to Alberta Innovates Corporation
from Agriculture Financial Services Corporation	(8)	-	-	-
from Department of Agriculture and Forestry	(224)	-	-	-
from Department of Environment and Parks	(2,416)	-	-	-
from Post-secondary Institutions	(1,282)	-	-	-
Transfers from Post-secondary Institutions to Department of Economic Development and Trade	(51)	-	-	-
Transfers from Department of Service Alberta to Department of Economic Development and Trade	-	-	-	(2,000)
Transfers from Department of Health to Alberta Innovates Corporation	(240)	(12,740)	(10,440)	(7,240)
Transfers from Department of Energy to Alberta Innovates Corporation	(76)	-	-	-
Transfers from Department of Advanced Education to Alberta Innovates Corporation	(3,040)	-	-	-
Transfers from Alberta Heritage Science and Engineering Research Endowment Fund to Department of Economic Development and Trade	(34,800)	(35,300)	(35,300)	(35,500)
Transfers from Alberta Heritage Foundation for Medical Research Endowment Fund to Department of Economic Development and Trade	(55,160)	(71,280)	(71,280)	(71,280)
Transfers from Alberta Health Services to Alberta Innovates Corporation	-	(4,000)	(4,000)	(4,000)
Accounting policy adjustments for Alberta Innovates Corporation	(16,462)	3,378	3,378	3,394
Total	(113,759)	(119,942)	(117,642)	(116,626)

EXPENSE
Operating Expense
Transfers from Department of Economic Development and Trade to Post-secondary Institutions	(29,576)	(30,915)	(30,915)	(30,837)
Transfers from Alberta Innovates Corporation
to Alberta Health Services	(4,640)	-	-	-
to Alberta Risk Management Fund	(6)	-	-	-
to Department of Advanced Education	(126)	-	-	-
to Department of Agriculture and Forestry	(468)	-	-	-
to Department of Health	(3)	-	-	-
to Department of Treasury Board and Finance	(15)	-	-	-
to Post-secondary Institutions	(125,516)	(96,550)	(96,550)	(91,550)
to School Boards	(12)	-	-	-
Transfers from Alberta Enterprise Corporation
to Alberta Investment Management Corporation	(40)	-	-	-
to Department of Advanced Education	(30)	-	-	-
Total	(160,432)	(127,465)	(127,465)	(122,387)

97	Economic Development and Trade

SUMMARY OF RELATED PARTY ADJUSTMENTS … continued

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES … continued

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers from Department of Service Alberta to Department of Economic Development and Trade	-	-	-	(2,000)
Total	-	-	-	(2,000)

Economic Development and Trade	98

Education

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	4,483,765	4,400,881	4,468,214	4,703,858

CAPITAL INVESTMENT	832,444	1,802,059	1,219,624	1,290,904

FINANCIAL TRANSACTIONS	12,981	13,692	13,692	14,348

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	713	795	795	772
1.2	Deputy Minister’s Office	712	677	677	665
1.3	Corporate Services	6,811	7,024	7,024	6,914
1.4	Information and Program Services	13,075	12,289	11,289	11,106
1.5	Communications	1,427	1,237	1,237	1,199
	Sub-total	22,738	22,022	21,022	20,656

2	Operating Support for Public and Separate Schools
2.1	Operational Funding	2,345,550	2,328,412	2,279,362	2,460,424
2.2	Regional Collaborative Services Delivery	64,748	66,057	66,057	65,277
2.3	Plant Operations and Maintenance	607,307	494,136	601,769	622,472
2.4	Transportation	289,748	299,789	299,789	304,511
2.5	Class Size	283,902	286,647	290,247	293,707
2.6	Inclusive Education	422,936	431,151	437,951	450,736
2.7	Education System Support	109,913	120,521	114,521	112,840
2.8	First Nations, Métis and Inuit and Alberta’s Approach to First Nations Education	46,585	68,900	63,900	78,500
	Sub-total	4,170,689	4,095,613	4,153,596	4,388,467

3	School Facilities
3.1	School Facilities Infrastructure	8,054	-	-	-

4	Accredited Private Schools and Early Childhood Service Operators
4.1	Accredited Private Schools Support	154,278	155,320	158,820	161,629
4.2	Accredited Private Early Childhood Service Operators Support	91,500	93,140	95,940	100,975
	Sub-total	245,778	248,460	254,760	262,604

CAPITAL GRANTS
3	School Facilities
3.1	School Facilities Infrastructure	6,015	5,000	9,050	3,000

DEBT SERVICING
3	School Facilities
3.2	Alberta Schools Alternative Procurement	30,491	29,786	29,786	29,131

Total		4,483,765	4,400,881	4,468,214	4,703,858

Education	100

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2	Operating Support for Public and Separate Schools
2.7	Education System Support	5,685	765	1,065	2,965

CAPITAL PAYMENTS TO RELATED PARTIES
3	School Facilities
3.1	School Facilities Infrastructure	826,759	1,801,294	1,216,559	1,282,939

5	2013 Alberta Flooding
5.2	School Facility Recovery	-	-	2,000	5,000

Total		832,444	1,802,059	1,219,624	1,290,904

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
3	School Facilities
3.2	Alberta Schools Alternative Procurement	12,981	13,692	13,692	14,348

Total		12,981	13,692	13,692	14,348

FOR INFORMATION
OPERATING SUPPORT FOR PUBLIC AND SEPARATE SCHOOLS
Support from the General Revenue Fund (Program 2)		4,170,689	4,095,613	4,153,596	4,388,467
Teachers’ Pension - Current Service Payment		409,254	407,800	412,800	409,700

Education Property Tax Support:
Alberta School Foundation Fund		2,033,327	2,183,020	2,183,020	2,199,000
Opted-Out Separate School Boards		221,673	238,950	238,950	247,000

Total		6,834,943	6,925,383	6,988,366	7,244,167

101	Education

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2017-18 Estimate
1	French Language Program	16,000
	Federal funding is provided to support French language programs. Element 2.1

2	Diploma Exam Rewrites	1,530

Revenue is generated from the fees collected from students and from sales of diploma examinations outside of Alberta, to fund the cost of writing diploma examinations for the second or subsequent time and/or to have their diploma examinations rescored. Element 2.7

3	High School Transcripts	1,400
	Revenue is generated from the fees collected for the delivery of high school transcripts and copyrights. Element 1.4

4	Educational Print Services	1,500
	Revenue is generated from the sale of educational print services such as curriculum booklets. Brochures, posters and other materials are also sold through the Queen’s Printer. Element 2.7

5	Teacher Certification	775
	Revenue is generated from fees collected for the evaluation of teacher credentials and the costs associated with the issuance of teacher certificates. Element 2.7

6	Other Fees and Licences	20
	Revenue is generated from the fees collected from the licence agreements for achievement tests and diploma examinations. Element 2.7

Total		21,225

Education	102

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Teachers’ Pension - Current Service Payment	409,254	407,800	412,800	409,700

DEPARTMENT NON-CASH AMOUNTS
Amortization
Operating Support for Public and Separate Schools	6,389	7,179	7,179	7,819
Valuation Adjustments and Other Provisions
Ministry Support Services	110	-	-	-
Operating Support for Public and Separate Schools	442	-	-	-
Accredited Private Schools and Early Childhood Service Operators	4	-	-	-
Teachers’ Pension Provision	(22,513)	12,088	(94,562)	(92,814)
Write Down or Loss on Disposal of Capital Assets
Operating Support for Public and Separate Schools	229	-	-	-

Total	393,915	427,067	325,417	324,705

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Operating Support for Public and Separate Schools	-	-	-	6,410

Total	-	-	-	6,410

103	Education

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Ministry Support Services	20,656	-	-	(1,050)	19,606
Instruction - ECS to Grade 12	3,283,367	409,700	8,249,893	(5,924,107)	6,018,853
Operations and Maintenance	622,472	-	746,417	(622,472)	746,417
Student Transportation	304,511	-	351,269	(304,511)	351,269
School Facilities	3,000	-	364,000	-	367,000
Governance and System Administration	-	-	248,670	-	248,670
Program Support Services	178,117	7,819	92,858	(65,277)	213,517
Accredited Private Schools	262,604	-	-	-	262,604
Debt Servicing Costs	29,131	-	12,647	(3,215)	38,563
Pension Provision	-	(92,814)	-	-	(92,814)
Total	4,703,858	324,705	10,065,754	(6,920,632)	8,173,685

CAPITAL INVESTMENT
School Facilities	1,282,939	-	1,382,939	(1,282,939)	1,382,939
Program Support Services	2,965	6,410	-	(6,410)	2,965
2013 Alberta Flooding	5,000	-	5,000	(5,000)	5,000
Total	1,290,904	6,410	1,387,939	(1,294,349)	1,390,904

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	4,671,727	409,700	9,689,107	(6,917,417)	7,853,117
Capital grants	3,000	-	-	-	3,000
Amortization	-	7,819	364,000	-	371,819
Debt servicing costs - general	-	-	11,651	(2,219)	9,432
Debt servicing costs - Capital Plan	29,131	-	996	(996)	29,131
Pension provisions	-	(92,814)	-	-	(92,814)
Total	4,703,858	324,705	10,065,754	(6,920,632)	8,173,685

CAPITAL INVESTMENT
Capital investment	2,965	6,410	1,382,939	(6,410)	1,385,904
Capital investment - 2013 Alberta flood assistance	-	-	5,000	-	5,000
Capital Payments to Related Parties	1,287,939	-	-	(1,287,939)	-
Total	1,290,904	6,410	1,387,939	(1,294,349)	1,390,904

Education	104

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
General Revenue Fund
Department of Education	22,978	17,729	17,729	29,139
Regulated Fund
Alberta School Foundation Fund	2,033,303	2,175,320	2,175,320	2,199,300
Arms-Length Institution
School Boards	7,565,071	7,575,061	7,726,410	7,994,389
Intra-Ministry Consolidation Adjustment	(6,712,407)	(6,789,670)	(6,858,653)	(7,146,064)
Ministry Total	2,908,945	2,978,440	3,060,806	3,076,764
Inter-Ministry Consolidation Adjustment	(25,929)	(20,948)	(20,948)	(26,556)
Consolidated Total	2,883,016	2,957,492	3,039,858	3,050,208

EXPENSE
General Revenue Fund
Department of Education	5,704,439	6,629,242	6,012,190	6,316,502
Regulated Fund
Alberta School Foundation Fund	2,035,577	2,185,063	2,185,063	2,201,219
Arms-Length Institution
School Boards	7,529,220	7,548,245	7,647,942	7,864,535
Intra-Ministry Consolidation Adjustment	(7,318,829)	(8,374,205)	(7,860,453)	(8,183,266)
Ministry Total	7,950,407	7,988,345	7,984,742	8,198,990
Inter-Ministry Consolidation Adjustment	(41,124)	(25,931)	(25,931)	(25,305)
Consolidated Total	7,909,283	7,962,414	7,958,811	8,173,685
Net Operating Result	(5,026,267)	(5,004,922)	(4,918,953)	(5,123,477)

CAPITAL INVESTMENT
General Revenue Fund
Department of Education	5,685	765	1,065	9,375
Arms-Length Institution
School Boards	1,048,751	1,894,247	1,318,477	1,387,939
Ministry Total	1,054,436	1,895,012	1,319,542	1,397,314
Inter-Ministry Consolidation Adjustment	-	-	-	(6,410)
Consolidated Total	1,054,436	1,895,012	1,319,542	1,390,904

105	Education

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Education Property Tax	2,254,803	2,413,970	2,413,970	2,446,000
Transfers from Government of Canada	110,473	107,774	112,774	118,742
Premiums, Fees and Licences	216,508	202,143	211,721	183,328
Investment Income	28,447	20,711	25,499	24,901
Internal Government Transfers	29,334	19,898	19,898	25,506
Fundraising, Gifts and Donations	91,593	96,305	86,305	87,267
Other Revenue	177,787	117,639	190,639	191,020
Ministry Total	2,908,945	2,978,440	3,060,806	3,076,764

EXPENSE

Ministry Support Services	22,847	22,022	21,022	20,656
Instruction - ECS to Grade 12	5,802,420	5,849,260	5,839,230	6,039,893
Operations and Maintenance	749,416	625,641	753,321	746,417
Student Transportation	338,598	350,026	345,026	351,269
School Facilities	325,096	360,000	360,050	367,000
Governance and System Administration	242,679	250,439	247,439	248,670
Program Support Services	200,166	227,072	216,072	213,517
Accredited Private Schools	245,782	248,460	254,760	262,604
Debt Servicing Costs	45,916	43,337	42,384	41,778
Pension Provision	(22,513)	12,088	(94,562)	(92,814)
Ministry Total	7,950,407	7,988,345	7,984,742	8,198,990
Net Operating Result	(5,041,462)	(5,009,905)	(4,923,936)	(5,122,226)

CHANGE IN CAPITAL ASSETS
INVESTMENT

School Facilities	1,048,751	1,894,247	1,316,477	1,382,939
Program Support Services	5,685	765	1,065	9,375
2013 Alberta Flooding	-	-	2,000	5,000
Ministry Total	1,054,436	1,895,012	1,319,542	1,397,314

AMORTIZATION	(331,485)	(362,179)	(358,179)	(371,819)
Total Change	722,951	1,532,833	961,363	1,025,495

Education	106

DEPARTMENT OF EDUCATION

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Internal Government Transfers	-	-	-	6,410
French Language Programming	11,000	11,000	11,000	16,000
Premiums, Fees and Licences	4,445	3,729	3,729	3,729
Refunds of Expense	6,366	1,500	1,500	1,500
Other Revenue	1,167	1,500	1,500	1,500
Total	22,978	17,729	17,729	29,139

EXPENSE

Ministry Support Services	22,848	22,022	21,022	20,656
Operating Support for Public and Separate Schools	4,177,749	4,102,792	4,160,775	4,396,286
School Facilities	871,319	1,836,080	1,255,395	1,315,070
Teachers’ Pension - Current Service Payment	409,254	407,800	412,800	409,700
Accredited Private Schools and Early Childhood Service Operators	245,782	248,460	254,760	262,604
2013 Alberta Flooding	-	-	2,000	5,000
Teachers’ Pension Provision	(22,513)	12,088	(94,562)	(92,814)
Total	5,704,439	6,629,242	6,012,190	6,316,502
Net Operating Result	(5,681,461)	(6,611,513)	(5,994,461)	(6,287,363)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Operating Support for Public and Separate Schools	5,685	765	1,065	9,375
AMORTIZATION	(6,389)	(7,179)	(7,179)	(7,819)

DISPOSALS OR WRITE OFFS	(229)	-	-	-
Total Change	(933)	(6,414)	(6,114)	1,556

107	Education

ALBERTA SCHOOL FOUNDATION FUND

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Education Property Tax	2,033,130	2,175,020	2,175,020	2,199,000
Investment Income	173	300	300	300
Total	2,033,303	2,175,320	2,175,320	2,199,300

EXPENSE

Payments to School Boards	2,033,327	2,183,020	2,183,020	2,199,000
Interest on Advances from the General Revenue Fund	2,250	2,043	2,043	2,219
Total	2,035,577	2,185,063	2,185,063	2,201,219

Net Operating Result	(2,274)	(9,743)	(9,743)	(1,919)

Education	108

EFFECT OF ARM’S LENGTH INSTITUTIONS ON THE MINISTRY

This table provides 2017-18 Estimate amounts for the effect of Arms-Length Institution activities on each of the revenue by source and expense by program lines on the Ministry Statement of Operations.

STATEMENT OF OPERATIONS – MINISTRY BASIS

(thousands of dollars)	Core Government	Arms-Length Institutions	Intra-Ministry Consolidation Adjustment	Ministry 2017-18 Estimate
REVENUE
Education Property Tax	2,199,000	247,000	-	2,446,000
Transfers from Government of Canada	16,000	102,742	-	118,742
Premiums, Fees and Licences	3,729	179,599	-	183,328
Investment Income	300	24,601	-	24,901
Internal Government Transfers	6,410	7,165,160	(7,146,064)	25,506
Fundraising, Gifts and Donations	-	87,267	-	87,267
Other Revenue	3,000	188,020	-	191,020
Ministry Total	2,228,439	7,994,389	(7,146,064)	3,076,764

EXPENSE
Ministry Support Services	20,656	-	-	20,656
Instruction - ECS to Grade 12	5,892,067	6,050,893	(5,903,067)	6,039,893
Operations and Maintenance	622,472	746,417	(622,472)	746,417
Student Transportation	304,511	351,269	(304,511)	351,269
School Facilities	1,285,939	364,000	(1,282,939)	367,000
Governance and System Administration	-	248,670	-	248,670
Program Support Services	185,936	92,858	(65,277)	213,517
Accredited Private Schools	262,604	-	-	262,604
2013 Alberta Flooding	5,000	-	(5,000)	-
Debt Servicing Costs	31,350	10,428	-	41,778
Pension Provision	(92,814)	-	-	(92,814)
Ministry Total	8,517,721	7,864,535	(8,183,266)	8,198,990

Net Operating Result	(6,289,282)	129,854	1,037,202	(5,122,226)

109	Education

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS WITHIN THE MINISTRY

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers to School Boards from:
Alberta School Foundation Fund	(2,025,848)	(2,183,020)	(2,183,020)	(2,199,000)
Department of Education	(4,460,524)	(4,389,891)	(4,458,874)	(4,696,327)
Transfers from School Boards to Department of Education	(5,726)	-	-	-
Shared service charges collected by School Boards	28	-	-	-
Net effect of deferred capital contributions from:
Department of Education	(220,337)	(217,894)	(217,894)	(220,073)
Accounting policy adjustments for School Boards	-	1,135	1,135	(30,664)
Total	(6,712,407)	(6,789,670)	(6,858,653)	(7,146,064)

EXPENSE
Operating Expense
Transfers from School Boards to Department of Education	(5,726)	-	-	-
Transfers from Department of Education to School Boards	(4,460,295)	(4,389,891)	(4,458,874)	(4,696,327)
Transfers from Alberta School Foundation Fund to School Boards	(2,025,848)	(2,183,020)	(2,183,020)	(2,199,000)
Shared services provided by School Boards	28	-	-	-
Write Down or Loss on Disposal of Capital Assets
Transfers from Department of Education to School Boards	(229)	-	-	-
Capital Payments to Related Parties
Transfers from Department of Education to School Boards	(826,759)	(1,801,294)	(1,218,559)	(1,287,939)
Total	(7,318,829)	(8,374,205)	(7,860,453)	(8,183,266)

CAPITAL ASSETS
Capital Assets by sale or exchange	229	-	-	-
Total	229	-	-	-

Education	110

SUMMARY OF RELATED PARTY ADJUSTMENTS … continued

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers to School Boards from:
Alberta Foundation for the Arts	(408)	(750)	(750)	(750)
Alberta Health Services	(12,225)	(10,000)	(10,000)	(10,000)
Department of Children’s Services	(5,383)	(7,000)	(7,000)	(7,000)
Department of Community and Social Services	(2,208)	-	-	-
Department of Infrastructure	(324)	(350)	(350)	(350)
Department of Treasury Board and Finance	(2,830)	(1,798)	(1,798)	(996)
Other related parties	(3,778)	-	-	-
Transfers from Environmental Protection and Enhancement Fund to Department of Education	(7)	-	-	-
Transfers from Department of Service Alberta to Department of Education	-	-	-	(6,410)
Shared service charges collected by Department of Education	(1,897)	(1,050)	(1,050)	(1,050)
Accounting policy adjustments for School Boards	(2,169)	-	-	-
Accounting policy adjustments for Department of Education	5,300	-	-	-
Total	(25,929)	(20,948)	(20,948)	(26,556)

EXPENSE
Operating Expense
Transfers from School Boards to:
Alberta Health Services	(30,629)	(21,000)	(21,000)	(21,000)
Department of Infrastructure	(50)	(40)	(40)	(40)
Other related parties	(1,645)	-	-	-
Shared services provided by Department of Education	(2,620)	(1,050)	(1,050)	(1,050)
Accounting policy adjustments for Department of Education	(1,100)	-	-	-
Debt Servicing
Transfers from School Boards to Alberta Capital Finance Authority	(2,830)	(1,798)	(1,798)	(996)
Transfers from Alberta School Foundation Fund to Department of Treasury Board and Finance	(2,250)	(2,043)	(2,043)	(2,219)
Total	(41,124)	(25,931)	(25,931)	(25,305)

CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers from Department of Service Alberta to Department of Education	-	-	-	(6,410)
Total	-	-	-	(6,410)

111	Education

Energy

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	248,340	247,929	175,590	208,881

CAPITAL INVESTMENT	1,913	5,399	5,399	5,399

FINANCIAL TRANSACTIONS	59,728	-	-	65,025

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	1,075	703	703	705
1.2	Deputy Minister’s Office	496	485	485	485
1.3	Communications	1,308	1,445	1,445	1,444
1.4	Corporate Services	4,581	4,510	4,510	4,506
	Sub-total	7,460	7,143	7,143	7,140

2	Resource Development and Management
2.1	Revenue Collection	41,027	41,308	41,308	41,381
2.2	Resource Development	52,187	37,170	37,170	39,476
2.3	Royalty Review Implementation	-	6,000	5,000	1,000
	Sub-total	93,214	84,478	83,478	81,857

3	Biofuel Initiatives	70,498	-	-	-

4	Cost of Selling Oil	77,168	156,308	78,308	85,000

5	Climate Leadership Plan
5.1	Coal Phase-Out Agreements	-	-	-	31,946
5.2	Climate Leadership Initiatives	-	-	6,661	2,938
	Sub-total	-	-	6,661	34,884

Total		248,340	247,929	175,590	208,881

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
2	Resource Development and Management
2.1	Revenue Collection	1,913	4,749	4,749	4,749
2.2	Resource Development	-	650	650	650
	Sub-total	1,913	5,399	5,399	5,399

Total		1,913	5,399	5,399	5,399

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
LEGAL LIABILITY RETIREMENT
6	Settlements Related to Energy Lease Cancellation	59,728	-	-	-

CLIMATE LEADERSHIP PLAN LIABILITY RETIREMENT
5	Climate Leadership Plan
5.1	Coal Phase-Out Agreements	-	-	-	65,025

Total		59,728	-	-	65,025

Energy	114

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Carbon Capture and Storage	973	2,352	1,602	1,284
Capital Grants
Carbon Capture and Storage	158,900	199,850	29,200	213,700

DEPARTMENT NON-CASH AMOUNTS
Amortization
Resource Development and Management	8,257	6,588	6,588	8,970
Valuation Adjustments and Other Provisions
Resource Development and Management	112	39	39	40
Climate Leadership Plan	-	-	1,131,537	-

Total	168,242	208,829	1,168,966	223,994

115	Energy

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Ministry Support Services	7,140	-	-	-	7,140
Resource Development and Management	81,857	9,010	-	-	90,867
Cost of Selling Oil	85,000	-	-	-	85,000
Climate Leadership Plan	34,884	-	-	-	34,884
Carbon Capture and Storage	-	214,984	-	-	214,984
Energy Regulation	-	-	251,256	-	251,256
Orphan Well Abandonment	-	-	30,500	-	30,500
Utilities Regulation	-	-	36,129	-	36,129
Post-Closure Expense	-	-	230	-	230
Total	208,881	223,994	318,115	-	750,990

CAPITAL INVESTMENT
Resource Development and Management	5,399	-	-	-	5,399
Energy Regulation	-	-	9,000	-	9,000
Utilities Regulation	-	-	1,000	-	1,000
Total	5,399	-	10,000	-	15,399

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	173,997	1,324	304,815	-	480,136
Operating expense - Climate Leadership Plan	34,884	-	-	-	34,884
Capital grants	-	213,700	-	-	213,700
Amortization	-	8,970	13,300	-	22,270
Total	208,881	223,994	318,115	-	750,990

CAPITAL INVESTMENT
Capital investment	5,399	-	10,000	-	15,399

Energy	116

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
EXPENSE
Department of Energy
Operating expense
5.1 Coal Phase-Out Agreements	-	-	1,131,537	31,946
5.2 Climate Leadership Initiatives	-	-	6,661	2,938
Alberta Energy Regulator
Operating expense
Energy Regulation	-	-	3,624	-
Intra-Ministry Consolidation Adjustment	-	-	(3,624)	-
Consolidated Total	-	-	1,138,198	34,884

FINANCIAL TRANSACTIONS
Department of Energy
5.1 Coal Phase-Out Agreements	-	-	-	65,025

117	Energy

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
General Revenue Fund
Department of Energy	2,949,652	1,435,192	2,499,500	3,844,500
Regulated Fund
Post-closure Stewardship Fund	148	230	230	230
Provincial Corporation or Agency
Alberta Energy Regulator	278,480	273,416	277,040	279,256
Alberta Utilities Commission	33,075	35,438	35,438	35,329
Government Business Enterprise
Alberta Petroleum Marketing Commission	20,490	28,800	29,500	69,000
Intra-Ministry Consolidation Adjustment	(153)	-	(3,624)	-
Ministry Total	3,281,692	1,773,076	2,838,084	4,228,315
Inter-Ministry Consolidation Adjustment	(140)	-	-	-
Consolidated Total	3,281,552	1,773,076	2,838,084	4,228,315

EXPENSE
General Revenue Fund
Department of Energy	416,582	456,758	1,344,556	432,875
Regulated Fund
Post-closure Stewardship Fund	-	230	230	230
Provincial Corporation or Agency
Alberta Energy Regulator	280,224	275,916	279,540	281,756
Alberta Utilities Commission	33,371	36,238	36,238	36,129
Intra-Ministry Consolidation Adjustment	(153)	-	(3,624)	-
Ministry Total	730,024	769,142	1,656,940	750,990
Inter-Ministry Consolidation Adjustment	(460)	-	-	-
Consolidated Total	729,564	769,142	1,656,940	750,990
Net Operating Result	2,551,988	1,003,934	1,181,144	3,477,325

CAPITAL INVESTMENT
General Revenue Fund
Department of Energy	1,913	5,399	5,399	5,399
Provincial Corporation or Agency
Alberta Energy Regulator	14,196	9,000	9,000	9,000
Alberta Utilities Commission	746	1,000	1,000	1,000
Consolidated Total	16,855	15,399	15,399	15,399

Energy	118

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Freehold Mineral Rights Tax	79,395	71,000	69,000	90,000
Natural Gas and By-Products Royalty	493,032	151,000	219,000	455,000
Crude Oil Royalty	688,800	332,692	600,000	476,000
Bitumen Royalty	1,222,971	656,000	1,263,000	2,546,000
Coal Royalty	13,668	11,000	13,000	12,000
Bonuses and Sales of Crown Leases	203,267	95,000	191,000	148,000
Rentals and Fees	167,382	118,000	144,000	117,000
Energy Regulation Industry Levies and Licences	270,335	268,403	268,403	274,847
Utility Regulation Industry Levies and Licences	32,855	35,038	35,038	34,929
Investment Income	1,450	1,167	1,167	1,167
Other Revenue	88,047	4,976	4,976	4,372
Net Income from Commercial Operations	20,490	28,800	29,500	69,000
Ministry Total	3,281,692	1,773,076	2,838,084	4,228,315

EXPENSE

Ministry Support Services	7,460	7,143	7,143	7,140
Resource Development and Management	101,508	91,105	90,105	90,867
Biofuel Initiatives	70,498	-	-	-
Cost of Selling Oil	77,168	156,308	78,308	85,000
Climate Leadership Plan	-	-	1,134,574	34,884
Carbon Capture and Storage	159,873	202,202	30,802	214,984
Energy Regulation	249,113	245,416	249,040	251,256
Orphan Well Abandonment	31,111	30,500	30,500	30,500
Utilities Regulation	33,293	36,238	36,238	36,129
Post-Closure Expense	-	230	230	230
Ministry Total	730,024	769,142	1,656,940	750,990
Net Operating Result	2,551,668	1,003,934	1,181,144	3,477,325

CHANGE IN CAPITAL ASSETS
INVESTMENT

Resource Development and Management	1,913	5,399	5,399	5,399
Energy Regulation	14,196	9,000	9,000	9,000
Utilities Regulation	746	1,000	1,000	1,000
Ministry Total	16,855	15,399	15,399	15,399

AMORTIZATION	(22,517)	(19,888)	(19,888)	(22,270)

DISPOSALS OR WRITE OFFS	(370)	-	-	-
Total Change	(6,032)	(4,489)	(4,489)	(6,871)

119	Energy

DEPARTMENT OF ENERGY

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Freehold Mineral Rights Tax	79,395	71,000	69,000	90,000
Natural Gas and By-Products Royalty	493,032	151,000	219,000	455,000
Crude Oil Royalty	688,800	332,692	600,000	476,000
Bitumen Royalty	1,222,971	656,000	1,263,000	2,546,000
Coal Royalty	13,668	11,000	13,000	12,000
Bonuses and Sales of Crown Leases	203,267	95,000	191,000	148,000
Rentals and Fees	167,382	118,000	144,000	117,000
Other Revenue	81,137	500	500	500
Total	2,949,652	1,435,192	2,499,500	3,844,500

EXPENSE

Ministry Support Services	7,460	7,143	7,143	7,140
Resource Development and Management	101,583	91,105	90,105	90,867
Biofuel Initiatives	70,498	-	-	-
Cost of Selling Oil	77,168	156,308	78,308	85,000
Climate Leadership Plan	-	-	1,138,198	34,884
Carbon Capture and Storage	159,873	202,202	30,802	214,984
Total	416,582	456,758	1,344,556	432,875
Net Operating Result	2,533,070	978,434	1,154,944	3,411,625

CHANGE IN CAPITAL ASSETS
INVESTMENT

Resource Development and Management	1,913	5,399	5,399	5,399
AMORTIZATION	(8,257)	(6,588)	(6,588)	(8,970)
Total Change	(6,344)	(1,189)	(1,189)	(3,571)

Energy	120

POST-CLOSURE STEWARDSHIP FUND

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Other Revenue	148	230	230	230
EXPENSE

Post-Closure Expense	-	230	230	230
Net Operating Result	148	-	-	-

121	Energy

ALBERTA ENERGY REGULATOR

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfer from Department	-	-	3,624	-
Energy Regulation Industry Levies and Licences	270,335	268,403	268,403	274,847
Investment Income	1,278	867	867	867
Other Revenue	6,867	4,146	4,146	3,542
Total	278,480	273,416	277,040	279,256

EXPENSE

Energy Regulation	249,113	245,416	249,040	251,256
Orphan Well Abandonment	31,111	30,500	30,500	30,500
Total	280,224	275,916	279,540	281,756
Net Operating Result	(1,744)	(2,500)	(2,500)	(2,500)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Energy Regulation	14,196	9,000	9,000	9,000
AMORTIZATION	(12,645)	(11,500)	(11,500)	(11,500)

DISPOSALS OR WRITE OFFS	(332)	-	-	-
Total Change	1,219	(2,500)	(2,500)	(2,500)

Energy	122

ALBERTA UTILITIES COMMISSION

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Utility Regulation Industry Levies and Licences	32,855	35,038	35,038	34,929
Investment Income	172	300	300	300
Other Revenue	48	100	100	100
Total	33,075	35,438	35,438	35,329

EXPENSE

Utilities Regulation	33,371	36,238	36,238	36,129
Net Operating Result	(296)	(800)	(800)	(800)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Utilities Regulation	746	1,000	1,000	1,000
AMORTIZATION	(1,615)	(1,800)	(1,800)	(1,800)

DISPOSALS OR WRITE OFFS	(38)	-	-	-
Total Change	(907)	(800)	(800)	(800)

123	Energy

ALBERTA PETROLEUM MARKETING COMMISSION

This entity is a government business enterprise. As a result, the entity’s net operating result appears on the Ministry Statement of Operations as Net Income from Commercial Operations revenue only.

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Net Interest Income	23,780	28,800	29,500	32,300
North West Redwater Partnership Operations	-	-	-	36,700
Marketing Fees	3,820	6,000	6,000	6,300
Total	27,600	34,800	35,500	75,300

EXPENSE

Marketing Costs	7,110	6,000	6,000	6,300
Net Operating Result	20,490	28,800	29,500	69,000

Energy	124

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS WITHIN THE MINISTRY

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers from Department of Energy to Alberta Energy Regulator	(75)	-	(3,624)	-
Shared service charges collected by Alberta Energy Regulator	(78)	-	-	-
Total	(153)	-	(3,624)	-

EXPENSE
Operating Expense
Transfers from Department of Energy to Alberta Energy Regulator	(75)	-	(3,624)	-
Shared services provided by Alberta Energy Regulator	(78)	-	-	-
Accounting policy adjustments for:		-	-	-
Alberta Utilities Commission	(78)
Alberta Energy Regulator	78	-	-	-
Total	(153)	-	(3,624)	-

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
REVENUE
Shared service charges collected by Alberta Energy Regulator	(140)	-	-	-
Total	(140)	-	-	-

EXPENSE
Operating Expense
Transfers from Department of Energy to:
Alberta Innovates Corporation	(76)	-	-	-
Post-secondary Institutions	(242)	-	-	-
School Boards	(1)	-	-	-
Shared services provided by Alberta Utilities Commission	(1)	-	-	-
Shared services provided by Alberta Energy Regulator	(140)	-	-	-
Total	(460)	-	-	-

125	Energy

Environment and Parks

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	523,565	515,609	594,450	950,482

CAPITAL INVESTMENT	26,059	148,673	185,259	226,766

FINANCIAL TRANSACTIONS	-	100	100	100

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	735	733	733	722
1.2	Deputy Minister’s Office	688	686	686	676
1.3	Communications	4,016	3,842	3,842	3,784
1.4	Human Resources	4,626	5,247	5,247	5,422
1.5	Legal Services	328	324	324	327
1.6	Corporate Services	52,158	58,901	58,651	60,972
	Sub-total	62,551	69,733	69,483	71,903

2	Air
2.1	Air Policy	12,657	7,289	7,289	7,196
2.2	Air Partners and Stewardship	13,219	4,639	4,639	4,552
2.3	Air Quality Management	6,578	5,637	5,637	5,528
	Sub-total	32,454	17,565	17,565	17,276

3	Land
3.1	Land Policy	6,343	5,472	5,472	5,403
3.2	Public Land Management	25,858	19,620	19,670	30,089
3.3	Rangeland Management	5,168	4,084	4,084	4,035
3.4	Rangeland Programs and Stewardship	3,857	3,607	3,607	3,566
	Sub-total	41,226	32,783	32,833	43,093

4	Water
4.1	Water Policy	4,792	3,719	3,719	3,433
4.2	Water Partners and Stewardship	3,144	3,524	3,524	3,478
4.3	Water Management	36,269	40,222	40,667	48,096
4.4	Flood Adaptation	5,353	5,677	7,177	11,783
	Sub-total	49,558	53,142	55,087	66,790

5	Fish and Wildlife
5.1	Fish and Wildlife Policy	6,311	12,227	12,227	12,107
5.2	Fisheries Management	5,395	1,090	1,090	9,976
5.3	Wildlife Management	12,937	10,323	10,323	22,403
	Sub-total	24,643	23,640	23,640	44,486

6	Integrated Planning
6.1	Resource Management	23,143	26,692	26,692	26,316
6.2	Regional Cumulative Effects Management	3,408	7,891	7,891	7,819
6.3	Environmental Emergency Response	1,703	1,419	1,419	1,390
	Sub-total	28,254	36,002	36,002	35,525

Environment and Parks	128

EXPENSE VOTE BY PROGRAM. . .continued

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
7	Parks
7.1	Parks Operations	57,750	40,859	42,169	40,299
7.2	Parks Visitor Experience	-	9,214	9,214	8,709
7.3	Parks Conservation Management	8,699	7,750	7,750	5,910
7.4	Parks Public Safety and Security	1,136	7,064	7,064	12,695
7.5	Parks Infrastructure Management	7,993	7,882	11,956	17,305
	Sub-total	75,578	72,769	78,153	84,918

8	Land Use Secretariat	5,689	10,305	10,305	10,263

9	Science and Monitoring
9.1	Environmental Science, Monitoring, Evaluation and Reporting	24,978	20,520	20,520	23,798
9.2	Oil Sands Environmental Monitoring	40,494	50,000	48,691	52,000
	Sub-total	65,472	70,520	69,211	75,798

10	Climate Leadership Plan
10.1	Adjustments for Communities	-	10,000	-	-
10.2	Regulatory and Operations	-	-	16,000	18,591
10.3	Green Infrastructure	-	-	2,333	34,917
10.4	Renewables/Bioenergy	-	-	40,000	25,440
10.5	Other Investments	-	-	16,000	-
10.6	Energy Efficiency	-	-	-	186,760
10.7	Emerging Projects	-	-	-	138,900
	Sub-total	-	10,000	74,333	404,608

11	Quasi-Judicial Bodies
11.1	Natural Resources Conservation Board	5,537	6,474	6,474	6,474
11.2	Surface Rights and Land Compensation Boards	5,267	3,586	8,986	889
11.3	Environmental and Public Lands Appeal Board	1,642	1,733	1,733	1,924
	Sub-total	12,446	11,793	17,193	9,287

12	2013 Alberta Flooding
12.1	Infrastructure Recovery	8,208	2,800	9,027	-
12.2	Flood Hazard Mapping	2,191	2,000	4,716	-
12.3	Parks Flood Recovery	1,339	2,100	2,100	-
12.4	Community Stabilization	35	-	-	-
	Sub-total	11,773	6,900	15,843	-

129	Environment and Parks

EXPENSE VOTE BY PROGRAM. . .continued

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
CAPITAL GRANTS
2	Air
2.1	Air Policy	8,600	-	400	-

3	Land
3.2	Public Land Management	-	300	-	1,250

4	Water
4.4	Flood Adaptation	-	-	4,500	65,085

7	Parks
7.5	Parks Infrastructure Management	500	1,700	-	-

10	Climate Leadership Plan
10.3	Green Infrastructure	-	5,000	-	150

12	2013 Alberta Flooding
12.1	Infrastructure Recovery	8,978	7,750	7,750	-
12.4	Community Stabilization	95,843	85,707	82,152	20,050
	Sub-total	104,821	93,457	89,902	20,050

Total		523,565	515,609	594,450	950,482

Environment and Parks	130

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.6	Corporate Services	-	425	425	425

3	Land
3.2	Public Land Management	98	5,402	5,402	5,402
3.3	Rangeland Management	4	200	200	200
	Sub-total	102	5,602	5,602	5,602

4	Water
4.3	Water Management	108	-	-	-

5	Fish and Wildlife
5.2	Fisheries Management	104	38	38	5,368
5.3	Wildlife Management	-	259	259	3,659
	Sub-total	104	297	297	9,027

6	Integrated Planning
6.3	Environmental Emergency Response	7	-	-	-

7	Parks
7.1	Parks Operations	179	-	-	-
7.3	Parks Conservation Management	5	-	-	-
7.5	Parks Infrastructure Management	18,474	31,220	26,708	47,932
	Sub-total	18,658	31,220	26,708	47,932

9	Science and Monitoring
9.1	Environmental Science, Monitoring, Evaluation and Reporting	1,484	1,000	1,800	1,000

10	Climate Leadership Plan
10.3	Green Infrastructure	-	-	150	-
10.7	Emerging Projects	-	-	-	118,247
	Sub-total	-	-	150	118,247

12	2013 Alberta Flooding
12.1	Infrastructure Recovery	31	-	618	3,090
12.3	Parks Flood Recovery	2,088	5,112	8,564	6,300
12.4	Community Stabilization	3,477	105,017	141,095	35,143
	Sub-total	5,596	110,129	150,277	44,533

Total		26,059	148,673	185,259	226,766

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
ENVIRONMENTAL SITE LIABILITY RETIREMENT
4	Water
4.3	Water Management	-	100	100	100

Total		-	100	100	100

131	Environment and Parks

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2017-18 Estimate
1	Parks Operations	27,066

Parks collects various fees and other revenues through the Parks Act that are used to partially offset the cost of providing services. These include fees for the use of campgrounds, park facilities and lands, heritage appreciation services (e.g. interpretive bus tours), as well as contributions, sponsorships, donations, grants and payments by corporations, private sector operators, foundations, individuals and others. Elements 7.1, 7.3 and 7.4

2	Parks Infrastructure Management	3,800

Parks collects a levy for facility redevelopment within fees charged for use of campgrounds and park facilities through the Parks Act, as well as contributions, sponsorships, donations, grants and payments by corporations, private sector operators, foundations, individuals and others. This revenue is then used to manage infrastructure within provincial parks. Element 7.5

3	Provincial Mapping Data	2,000
	Revenue for maintenance activities for this initiative are from filing fees for cadastral and disposition mapping collected at the time of registration. Elements 1.6 and 3.2

4	Remediation Certificates	25
	Fees are collected to offset the costs of conducting site audits under the program. Element 3.2

5	Water Management Infrastructure	2,000

Revenue from annual fees collected from developers through Use of Works Agreements is used to offset costs of maintenance and upgrading of provincial water management infrastructure systems. Element 4.3

6	Bow Habitat Station	315
	Admission fees collected for an aquatic ecosystem visitor centre focusing on public education and outreach offset the cost of operating the centre. Element 1.6

7	Fish and Wildlife	8,930

Contributions from stakeholders and revenue from the sale of recreational fishing and hunting licences are used to fund the costs related to the delivery and management of those licences and associated resources, game surveys, and the promotion of industry stewardship and investment in this provincial resource. Element 5.3

8	Long Lake Education Centre	30

Funding from community groups, environmental education providers and other partners is used to support the delivery of environmental and natural resource education opportunities at the facility. Element 1.6

9	Air Quality Health Index	56
	Funding from the federal government is used to support the implementation of the national Air Quality Health Index in the province. Element 2.3

Total		44,222

Environment and Parks	132

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Land	18,308	5,000	5,000	5,000
Fish and Wildlife	-	80	80	80
Integrated Planning	1,405	3,074	3,074	1,974

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	2,232	196	196	196
Land	1,541	2,641	2,641	2,641
Water	19,847	22,361	22,361	22,361
Fish and Wildlife	128	783	783	783
Integrated Planning	36	-	-	-
Parks	16,315	17,982	17,982	17,982
Science and Monitoring	1,521	-	-	-
Quasi-Judicial Bodies	8	8	8	8
2013 Alberta Flooding	(61)	-	-	-
Valuation Adjustments and Other Provisions
Vacation Liability and Doubtful Accounts	(10,025)	1,227	1,227	1,227
Prepaid Annual Access Payment	1,025	1,025	1,025	1,025
Write Down or Loss on Disposal of Capital Assets
Parks	256	-	-	-

Total	52,536	54,377	54,377	53,277

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Ministry Support Services	-	-	-	3,000
Water	-	-	-	73,127

Total	-	-	-	76,127

133	Environment and Parks

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Ministry Support Services	71,903	1,423	-	(3,734)	69,592
Air	17,276	-	-	-	17,276
Land	44,343	7,641	10,000	(21,000)	40,984
Water	131,875	23,386	-	-	155,261
Fish and Wildlife	44,486	863	-	-	45,349
Integrated Planning	35,525	1,974	-	-	37,499
Parks	84,918	17,982	-	(539)	102,361
Land Use Secretariat	10,263	-	-	(50)	10,213
Science and Monitoring	75,798	-	-	-	75,798
Climate Leadership Plan	404,758	-	400,000	(350,000)	454,758
Quasi-Judicial Bodies	9,287	8	6,503	(6,474)	9,324
2013 Alberta Flooding	20,050	-	-	-	20,050
Total	950,482	53,277	416,503	(381,797)	1,038,465

CAPITAL INVESTMENT
Ministry Support Services	425	3,000	-	(3,000)	425
Land	5,602	-	-	-	5,602
Water	-	73,127	-	(73,127)	-
Fish and Wildlife	9,027	-	-	-	9,027
Parks	47,932	-	-	-	47,932
Science and Monitoring	1,000	-	-	-	1,000
Climate Leadership Plan	118,247	-	-	-	118,247
Quasi-Judicial Bodies	-	-	17	-	17
2013 Alberta Flooding	44,533	-	-	-	44,533
Total	226,766	76,127	17	(76,127)	226,783

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	459,339	9,306	11,473	(31,797)	448,321
Operating expense - Climate Leadership Plan	404,608	-	350,000	(350,000)	404,608
Capital grants	66,335	-	5,000	-	71,335
Capital grants - 2013 Alberta flood assistance	20,050	-	-	-	20,050
Capital grants - Climate Leadership Plan	150	-	50,000	-	50,150
Amortization	-	43,971	30	-	44,001
Total	950,482	53,277	416,503	(381,797)	1,038,465

CAPITAL INVESTMENT
Capital investment	63,986	76,127	17	(76,127)	64,003
Capital investment - 2013 Alberta flood assistance	44,533	-	-	-	44,533
Capital investment - Climate Leadership Plan	118,247	-	-	-	118,247
Total	226,766	76,127	17	(76,127)	226,783

Environment and Parks	134

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
EXPENSE
Department of Environment and Parks
Operating expense
10.1 Adjustments for Communities	-	10,000	-	-
10.2 Regulatory and Operations	-	-	16,000	18,591
10.3 Green Infrastructure	-	-	2,333	34,917
10.4 Renewables/Bioenergy	-	-	40,000	25,440
10.5 Other Investments	-	-	16,000	-
10.6 Energy Efficiency	-	-	-	186,760
10.7 Emerging Projects	-	-	-	138,900
Capital grants
10.3 Green Infrastructure	-	5,000	-	150
Climate Change and Emissions Management Fund
Operating expense
Grants to Energy Efficiency Alberta	-	45,000	10,000	-
Other Investments	-	175,000	140,000	165,000
Capital grants
Innovation and Technology	-	-	-	50,000
Energy Efficiency Alberta
Operating expense
Energy Efficiency Initiatives	-	45,000	10,000	185,000
Intra-Ministry Consolidation Adjustment	-	(45,000)	(98,787)	(350,000)
Consolidated Total	-	235,000	135,546	454,758

CAPITAL INVESTMENT
Department of Environment and Parks
Capital investment
10.3 Green Infrastructure	-	-	150	-
10.7 Emerging Projects	-	-	-	118,247
Consolidated Total	-	-	150	118,247

135	Environment and Parks

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
General Revenue Fund
Department of Environment and Parks	186,841	190,474	281,775	462,803
Regulated Fund
Climate Change and Emissions Management Fund	201,179	101,000	202,850	196,000
Land Stewardship Fund	8,156	5,000	5,600	5,400
Provincial Corporation or Agency
Energy Efficiency Alberta	-	45,000	10,000	185,000
Natural Resources Conservation Board	5,578	6,518	6,518	6,514
Intra-Ministry Consolidation Adjustment	(23,923)	(61,474)	(115,261)	(366,474)
Ministry Total	377,831	286,518	391,482	489,243
Inter-Ministry Consolidation Adjustment	(1,469)	(3,154)	(3,154)	(93,154)
Consolidated Total	376,362	283,364	388,328	396,089

EXPENSE
General Revenue Fund
Department of Environment and Parks	576,101	569,986	648,827	1,003,759
Regulated Fund
Climate Change and Emissions Management Fund	7,371	220,000	150,000	215,000
Land Stewardship Fund	6,084	15,000	15,000	10,000
Provincial Corporation or Agency
Energy Efficiency Alberta	-	45,000	10,000	185,000
Natural Resources Conservation Board	5,435	6,518	6,518	6,503
Intra-Ministry Consolidation Adjustment	(23,958)	(61,474)	(115,261)	(366,474)
Ministry Total	571,033	795,030	715,084	1,053,788
Inter-Ministry Consolidation Adjustment	(5,005)	(350)	(350)	(15,323)
Consolidated Total	566,028	794,680	714,734	1,038,465
Net Operating Result	(189,666)	(511,316)	(326,406)	(642,376)

CAPITAL INVESTMENT
General Revenue Fund
Department of Environment and Parks	26,059	148,673	185,259	302,893
Provincial Corporation or Agency
Natural Resources Conservation Board	8	17	17	17
Ministry Total	26,067	148,690	185,276	302,910
Inter-Ministry Consolidation Adjustment	-	-	-	(76,127)
Consolidated Total	26,067	148,690	185,276	226,783

Environment and Parks	136

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Internal Government Transfers	1,462	3,154	3,154	78,181
Transfers from Government of Canada	8,086	685	2,030	4,966
Investment Income	2,611	44	3,044	439
Premiums, Fees and Licences	108,285	110,255	109,755	119,621
Climate Change and Emissions Management Fund	199,774	101,000	200,450	196,000
Other Revenue	57,613	71,380	73,049	90,036
Ministry Total	377,831	286,518	391,482	489,243

EXPENSE

Ministry Support Services	65,446	71,156	70,906	73,326
Air	41,020	17,565	17,965	17,276
Land	37,160	45,724	45,474	51,984
Water	71,199	76,528	82,973	155,261
Fish and Wildlife	24,846	24,503	24,503	45,349
Integrated Planning	29,678	39,076	39,076	37,499
Parks	92,587	92,451	96,135	102,900
Land Use Secretariat	5,689	10,305	10,305	10,263
Science and Monitoring	67,655	70,520	69,211	75,798
Emissions Management	7,371	-	-	-
Climate Leadership Plan	-	235,000	135,546	454,758
Quasi-Judicial Bodies	12,352	11,845	17,245	9,324
2013 Alberta Flooding	116,030	100,357	105,745	20,050
Ministry Total	571,033	795,030	715,084	1,053,788
Net Operating Result	(193,202)	(508,512)	(323,602)	(564,545)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	-	425	425	3,425
Land	102	5,602	5,602	5,602
Water	108	-	-	73,127
Fish and Wildlife	104	297	297	9,027
Integrated Planning	7	-	-	-
Parks	18,658	31,220	26,708	47,932
Science and Monitoring	1,484	1,000	1,800	1,000
Climate Leadership Plan	-	-	150	118,247
Quasi-Judicial Bodies	8	17	17	17
2013 Alberta Flooding	5,596	110,129	150,277	44,533
Ministry Total	26,067	148,690	185,276	302,910

AMORTIZATION	(41,580)	(44,001)	(44,001)	(44,001)

DISPOSALS OR WRITE OFFS	(256)	-	-	-
Total Change	(15,769)	104,689	141,275	258,909

137	Environment and Parks

DEPARTMENT OF ENVIRONMENT AND PARKS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfer from Climate Change and Emissions Management Fund	-	-	88,787	165,000
Transfer from Environmental Protection and Enhancement Fund	1,462	3,154	3,154	2,054
Transfer from Land Stewardship Fund	78	5,000	5,000	5,000
Internal Government Transfers	-	-	-	76,127
Transfers from Government of Canada	8,086	685	2,030	4,966
Investment Income	611	1	1	-
Land and Grazing	76,375	75,194	75,194	75,907
Other Premiums, Fees and Licences	31,910	35,061	34,561	43,714
Refunds of Expense	1,157	-	1,940	-
Other Revenue	67,162	71,379	71,108	90,035
Total	186,841	190,474	281,775	462,803

EXPENSE

Ministry Support Services	65,446	71,156	70,906	73,326
Air	41,020	17,565	17,965	17,276
Land	49,462	40,724	40,474	51,984
Water	71,199	76,528	82,973	155,261
Fish and Wildlife	24,846	24,503	24,503	45,349
Integrated Planning	29,678	39,076	39,076	37,499
Parks	92,587	92,451	96,135	102,900
Land Use Secretariat	5,689	10,305	10,305	10,263
Science and Monitoring	67,690	70,520	69,211	75,798
Climate Leadership Plan	-	15,000	74,333	404,758
Quasi-Judicial Bodies	12,454	11,801	17,201	9,295
2013 Alberta Flooding	116,030	100,357	105,745	20,050
Total	576,101	569,986	648,827	1,003,759
Net Operating Result	(389,260)	(379,512)	(367,052)	(540,956)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	-	425	425	3,425
Land	102	5,602	5,602	5,602
Water	108	-	-	73,127
Fish and Wildlife	104	297	297	9,027
Integrated Planning	7	-	-	-
Parks	18,658	31,220	26,708	47,932
Science and Monitoring	1,484	1,000	1,800	1,000
Climate Leadership Plan	-	-	150	118,247
2013 Alberta Flooding	5,596	110,129	150,277	44,533
Total	26,059	148,673	185,259	302,893

AMORTIZATION	(41,567)	(43,971)	(43,971)	(43,971)

DISPOSALS OR WRITE OFFS	(256)	-	-	-
Total Change	(15,764)	104,702	141,288	258,922

Environment and Parks	138

CLIMATE CHANGE AND EMISSIONS MANAGEMENT FUND

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Investment Income	1,405	-	2,400	-
Industry Purchase of Fund Credits	199,774	101,000	200,450	196,000
Total	201,179	101,000	202,850	196,000

EXPENSE

Grants to Energy Efficiency Alberta	-	45,000	10,000	-
Innovation and Technology	-	-	-	50,000
Other Investments	-	175,000	140,000	165,000
Energy Efficiency Grants to Municipalities	7,000	-	-	-
Administration	371	-	-	-
Total	7,371	220,000	150,000	215,000
Net Operating Result	193,808	(119,000)	52,850	(19,000)

139	Environment and Parks

LAND STEWARDSHIP FUND

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Investment Income	556	-	600	400
Other Revenue	1,025	-	-	-
Proceeds from Surplus Land Sales transferred from Department	6,575	5,000	5,000	5,000
Total	8,156	5,000	5,600	5,400

EXPENSE

Grants to Department to Acquire Land	78	5,000	5,000	5,000
Grants to Land Trusts	5,888	10,000	10,000	5,000
Land Transaction Expenses	118	-	-	-
Total	6,084	15,000	15,000	10,000
Net Operating Result	2,072	(10,000)	(9,400)	(4,600)

Environment and Parks	140

ENERGY EFFICIENCY ALBERTA

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfer from the Carbon Levy	-	-	-	185,000
Grants from the Climate Change and Emissions Management Fund	-	45,000	10,000	-
Total	-	45,000	10,000	185,000

EXPENSE

Energy Efficiency Initiatives	-	45,000	10,000	185,000
Net Operating Result	-	-	-	-

141	Environment and Parks

NATURAL RESOURCES CONSERVATION BOARD

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfer from Department	5,537	6,474	6,474	6,474
Investment Income	39	43	43	39
Other Revenue	2	1	1	1
Total	5,578	6,518	6,518	6,514

EXPENSE

Board Reviews and Hearings	1,048	1,356	1,356	1,353
Regulating Confined Feeding Operations	4,387	5,162	5,162	5,150
Total	5,435	6,518	6,518	6,503
Net Operating Result	143	-	-	11

CHANGE IN CAPITAL ASSETS
INVESTMENT

Regulating Confined Feeding Operations	8	17	17	17
AMORTIZATION	(13)	(30)	(30)	(30)
Total Change	(5)	(13)	(13)	(13)

Environment and Parks	142

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS WITHIN THE MINISTRY

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers from Land Stewardship Fund to Department of Environment and Parks	(78)	(5,000)	(5,000)	(5,000)
Transfers from Department of Environment and Parks to:
Energy Efficiency Alberta	-	-	-	(185,000)
Land Stewardship Fund	(6,575)	(5,000)	(5,000)	(5,000)
Natural Resources Conservation Board	(5,537)	(6,474)	(6,474)	(6,474)
Transfers from Climate Change and Emissions Management Fund to:
Department of Environment and Parks	-	-	(88,787)	(165,000)
Energy Efficiency Alberta	-	(45,000)	(10,000)	-
Accounting policy adjustments for Department of Environment and Parks	(11,733)	-	-	-
Total	(23,923)	(61,474)	(115,261)	(366,474)

EXPENSE
Operating Expense
Transfers from Land Stewardship Fund to Department of Environment and Parks	(78)	(5,000)	(5,000)	(5,000)
Transfers from Department of Environment and Parks to:
Energy Efficiency Alberta	-	-	-	(185,000)
Land Stewardship Fund	(6,575)	(5,000)	(5,000)	(5,000)
Natural Resources Conservation Board	(5,537)	(6,474)	(6,474)	(6,474)
Transfers from Climate Change and Emissions Management Fund to:
Department of Environment and Parks	-	-	(88,787)	(165,000)
Energy Efficiency Alberta	-	(45,000)	(10,000)	-
Accounting policy adjustments for Department of Environment and Parks	(11,768)	-	-	-
Total	(23,958)	(61,474)	(115,261)	(366,474)

143	Environment and Parks

SUMMARY OF RELATED PARTY ADJUSTMENTS … continued

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers to Department of Environment and Parks from:
Department of Service Alberta	-	-	-	(3,000)
Department of Transportation	-	-	-	(73,127)
Environmental Protection and Enhancement Fund	(1,462)	(3,154)	(3,154)	(2,054)
School Boards	1	-	-	-
Shared service charges collected by Department of Environment and Parks	(8)	-	-	(14,973)
Total	(1,469)	(3,154)	(3,154)	(93,154)

EXPENSE
Operating Expense
Transfers from Department of Environment and Parks to:
Alberta Health Services	(59)	-	-	-
Alberta Innovates Corporation	(2,416)	-	-	-
Post-secondary Institutions	(1,417)	(350)	(350)	(350)
School Boards	(5)	-	-	-
Shared services provided by Department of Environment and Parks	(8)	-	-	(14,973)
Accounting policy adjustments for Department of Environment and Parks	(1,100)	-	-	-
Total	(5,005)	(350)	(350)	(15,323)

CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers to Department of Environment and Parks from:
Department of Service Alberta	-	-	-	(3,000)
Department of Transportation	-	-	-	(73,127)
Total	-	-	-	(76,127)

Environment and Parks	144

Executive Council

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	24,416	26,807	26,399	26,807

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
1	Office of the Premier / Executive Council
1.1	Office of the Premier / Executive Council	12,504	12,381	12,381	12,310
1.2	Office of the Lieutenant Governor	622	626	626	626
1.3	Corporate Services	2,088	2,672	2,642	2,727
	Sub-total	15,214	15,679	15,649	15,663

2	Intergovernmental Relations	2,975	4,193	3,973	4,086

3	Public Affairs	6,227	6,935	6,777	7,058

Total		24,416	26,807	26,399	26,807

Executive Council	146

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Office of the Premier / Executive Council	59	60	60	60
Vacation Liability
Office of the Premier / Executive Council	409	-	-	-
Intergovernmental Relations	307	-	-	-
Public Affairs	(55)	-	-	-

Total	720	60	60	60

147	Executive Council

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Office of the Premier / Executive Council	15,663	60	-	15,723
Intergovernmental Relations	4,086	-	-	4,086
Public Affairs	7,058	-	-	7,058
Total	26,807	60	-	26,867

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	26,807	-	-	26,807
Amortization	-	60	-	60
Total	26,807	60	-	26,867

Executive Council	148

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Premiums, Fees and Licences	3	-	-	-
Other Revenue	8	-	-	8
Ministry Total	11	-	-	8

EXPENSE

Office of the Premier / Executive Council	15,682	15,739	15,709	15,723
Intergovernmental Relations	3,282	4,193	3,973	4,086
Public Affairs	6,172	6,935	6,777	7,058
Ministry Total	25,136	26,867	26,459	26,867
Net Operating Result	(25,125)	(26,867)	(26,459)	(26,859)

CHANGE IN CAPITAL ASSETS
AMORTIZATION	(59)	(60)	(60)	(60)
Total Change	(59)	(60)	(60)	(60)

149	Executive Council

Health

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	18,629,623	19,316,874	19,488,633	20,356,900

CAPITAL INVESTMENT	41,921	72,757	60,478	174,791

FINANCIAL TRANSACTIONS	58,557	63,000	63,000	66,200

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	795	745	745	745
1.2	Associate Minister’s Office	43	365	365	365
1.3	Deputy Minister’s Office	1,322	1,126	1,126	1,524
1.4	Communications	4,289	4,306	4,306	5,013
1.5	Strategic Corporate Support	42,598	51,367	51,367	56,197
1.6	Policy Development and Strategic Support	13,103	18,800	18,800	19,639
1.7	Health Advocates’ Office	1,335	1,893	1,893	1,893
	Sub-total	63,485	78,602	78,602	85,376

2	Alberta Health Services
2.1	Continuing Care	984,028	1,050,716	1,025,063	1,070,352
2.2	Community and Home Care	1,440,430	1,625,850	1,554,997	1,769,029
2.3	Acute Care	3,588,887	3,697,187	3,781,697	3,701,760
2.4	Ambulance Services	401,108	405,476	415,834	402,816
2.5	Diagnostic and Therapeutic Services	2,223,128	2,243,518	2,235,001	2,263,877
2.6	Population and Public Health	311,708	336,528	313,490	328,949
2.7	Research and Education	83,337	74,981	69,345	78,182
2.8	Information Technology	471,647	469,014	492,875	439,743
2.9	Support Services	1,547,531	1,508,306	1,544,098	1,645,573
2.10	Administration	410,757	453,479	432,655	459,951
	Sub-total	11,462,561	11,865,055	11,865,055	12,160,232

3	Physician Compensation and Development
3.1	Program Support	8,170	9,859	7,859	9,859
3.2	Primary Care Physician Remuneration	1,390,414	1,428,565	1,482,565	1,498,848
3.3	Specialist Physician Remuneration	2,432,884	2,422,186	2,632,186	2,673,896
3.4	Physician Development	177,270	179,186	175,186	179,186
3.5	Physician Benefits	388,947	417,931	359,931	435,671
	Sub-total	4,397,685	4,457,727	4,657,727	4,797,460

4	Drugs and Supplemental Health Benefits
4.1	Program Support	37,878	36,234	39,234	41,634
4.2	Outpatient Cancer Therapy Drugs	156,181	177,461	182,461	208,781
4.3	Outpatient Specialized High Cost Drugs	112,343	139,096	102,096	124,593
4.4	Seniors Drug Benefits	557,923	548,374	567,374	605,798
4.5	Seniors Dental, Optical and Supplemental Health Benefits	116,751	123,661	121,661	127,992
4.6	Non-Group Drug Benefits	231,537	222,276	249,276	271,725
4.7	Non-Group Supplemental Health Benefits	884	850	850	900
4.8	Assured Income for the Severely Handicapped Health Benefit	231,816	256,874	239,874	248,254
4.9	Child Health Benefit	28,800	28,234	30,234	31,970
4.10	Adult Health Benefit	171,859	178,259	210,259	224,749
4.11	Alberta Aids to Daily Living	142,465	142,000	145,000	152,985
4.12	Pharmaceutical Innovation and Management	52,443	54,054	69,054	76,560
	Sub-total	1,840,880	1,907,373	1,957,373	2,115,941

Health	152

EXPENSE VOTE BY PROGRAM … continued

(thousands of dollars)		Comparable

		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE … continued
5	Addiction and Mental Health
5.1	Program Support	2,270	3,366	3,366	3,741
5.2	Addiction and Mental Health	37,632	45,700	45,700	76,815
	Sub-total	39,902	49,066	49,066	80,556

6	Primary Health Care
6.1	Program Support	2,550	3,472	3,472	3,861
6.2	Primary Health Care	168,172	233,005	173,005	244,786
	Sub-total	170,722	236,477	176,477	248,647

7	Population and Public Health
7.1	Program Support	13,351	17,162	14,162	13,454
7.2	Immunization Support	6,644	7,735	4,735	7,735
7.3	Community-Based Health Services	37,510	47,717	34,717	72,099
	Sub-total	57,505	72,614	53,614	93,288

8	Allied Health Services	91,503	101,289	101,289	111,402

9	Human Tissue and Blood Services	192,093	199,521	199,521	215,287

10	Support Programs
10.1	Program Support	7,523	8,824	6,490	6,951
10.2	Health Quality Council of Alberta	6,611	6,611	6,945	7,186
10.3	Protection for Persons in Care	1,366	2,318	2,318	2,318
10.4	Monitoring, Investigations and Licensing	6,492	7,815	6,815	7,792
10.5	Other Support Programs	13,688	20,247	15,247	21,846
10.6	Health System Projects	2,325	2,195	1,195	4,000
	Sub-total	38,005	48,010	39,010	50,093

11	Out-of-Province Health Care Services
11.1	Program Support	7,937	8,959	8,959	9,459
11.2	Out-of-Province Health Care Services	137,727	141,461	150,461	157,789
	Sub-total	145,664	150,420	159,420	167,248

12	Information Technology
12.1	Program Support	6,538	7,875	7,875	8,375
12.2	Development and Operations	50,774	74,845	57,845	75,670
	Sub-total	57,312	82,720	65,720	84,045

13	Cancer Research and Prevention Investment	23,000	25,000	23,305	25,000

CAPITAL GRANTS
14	Infrastructure Support
14.1	Continuing Care Beds	49,306	43,000	62,454	122,000
14.6	Climate Leadership Plan - Green Infrastructure	-	-	-	325
	Sub-total	49,306	43,000	62,454	122,325

Total		18,629,623	19,316,874	19,488,633	20,356,900

153	Health

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
12	Information Technology
12.2	Development and Operations	11,414	22,230	19,230	22,230

CAPITAL PAYMENTS TO RELATED PARTIES
5.2	Addiction and Mental Health	-	-	2,500	-

14	Infrastructure Support
14.2	External Information Systems Development	7,120	14,748	12,248	5,748
14.3	Equipment for Cancer Corridor Projects	-	10,779	-	11,000
14.4	Medical Equipment Replacement and Upgrade Program	23,387	25,000	25,000	30,000
14.5	Clinical Information System	-	-	-	100,000
14.6	Climate Leadership Plan - Green Infrastructure	-	-	1,500	5,813
	Sub-total	30,507	50,527	38,748	152,561
Total		41,921	72,757	60,478	174,791

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITIONS
4	Drugs and Supplemental Health Benefits
4.3	Outpatient Specialized High Cost Drugs	7,144	7,500	7,500	9,200

7	Population and Public Health
7.2	Immunization Support	51,413	55,500	55,500	57,000

Total		58,557	63,000	63,000	66,200

Health	154

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2017-18 Estimate
1	Hepatitis C Health Services	1,000
	Funding from Health Canada will be used to enhance existing health services to persons with chronic Hepatitis C virus infection. Element 10.5

Total		1,000

155	Health

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	176	250	250	250
Information Technology	19,006	18,000	18,000	18,000
Consumption of Inventory
Drugs and Supplemental Health Benefits	7,144	7,500	7,500	9,200
Population and Public Health	52,659	53,200	53,200	54,800
Valuation Adjustments and Other Provisions
Ministry Support Services	(194)	-	-	-
Physician Compensation and Development	2,933	-	-	-
Drugs and Supplemental Health Benefits	1,736	-	-	-
Population and Public Health	21	-	-	-
Support Programs	(112)	2,000	2,000	2,000
Information Technology	8	-	-	-
Write Down or Loss on Consumption of Inventory
Population and Public Health	1,257	-	6,000	1,000

Total	84,634	80,950	86,950	85,250

Health	156

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Ministry Support Services	85,376	250	-	-	85,626
Physician Compensation and Development	4,797,460	-	1,013,000	(856,688)	4,953,772
Drugs and Supplemental Health Benefits	2,115,941	9,200	462,000	(338,027)	2,249,114
Population and Public Health	422,491	55,800	344,000	(135,161)	687,130
Acute Care	167,248	-	3,909,610	(52,000)	4,024,858
Continuing Care	-	-	1,071,620	-	1,071,620
Ambulance Services	-	-	471,000	-	471,000
Community and Home Care	-	-	2,027,000	(12,000)	2,015,000
Diagnostic, Therapeutic and Other Patient Services	326,689	-	2,053,770	(11,000)	2,369,459
Administration	50,093	2,000	498,234	(18,708)	531,619
Support Services	-	-	2,140,000	(65,461)	2,074,539
Information Technology	84,045	18,000	508,000	(16,000)	594,045
Research and Education	-	-	163,000	(12,000)	151,000
Infrastructure Support	122,325	-	-	-	122,325
Debt Servicing	-	-	15,000	-	15,000
Cancer Research and Prevention Investment	25,000	-	-	(19,900)	5,100
Alberta Health Services	12,160,232	-	-	(12,160,232)	-
Total	20,356,900	85,250	14,676,234	(13,697,177)	21,421,207

CAPITAL INVESTMENT
Health Facilities and Equipment	-	-	1,003,252	-	1,003,252
Information Technology	22,230	-	-	-	22,230
Infrastructure Support	152,561	-	-	(152,561)	-
Total	174,791	-	1,003,252	(152,561)	1,025,482

INVENTORY ACQUISITIONS
Drugs and Supplemental Health Benefits	9,200	-	785,000	-	794,200
Population and Public Health	57,000	-	-	-	57,000
Total	66,200	-	785,000	-	851,200

157	Health

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE … continued

RECONCILIATION BY TYPE OF SPENDING

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Operating expense	20,234,575	2,000	13,327,037	(13,697,177)	19,866,435
Capital grants	122,000	-	-	-	122,000
Capital grants - Climate Leadership Plan	325	-	-	-	325
Amortization	-	18,250	548,197	-	566,447
Inventory consumption (incl Loss on disposal)	-	65,000	786,000	-	851,000
Debt servicing costs - general	-	-	15,000	-	15,000
Total	20,356,900	85,250	14,676,234	(13,697,177)	21,421,207

CAPITAL INVESTMENT
Capital investment	22,230	-	987,439	-	1,009,669
Capital investment - Climate Leadership Plan	-	-	15,813	-	15,813
Capital Payments to Related Parties	152,561	-	-	(152,561)	-
Total	174,791	-	1,003,252	(152,561)	1,025,482

INVENTORY ACQUISITIONS	66,200	-	785,000	-	851,200

Health	158

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable

	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
EXPENSE
Department of Health
Capital grants
14.6 Climate Leadership Plan - Green Infrastructure	-	-	-	325
Capital Payments to Related Parties
14.6 Climate Leadership Plan - Green Infrastructure	-	-	1,500	5,813
Intra-Ministry Consolidation Adjustment	-	-	(1,500)	(5,813)
Consolidated Total	-	-	-	325

CAPITAL INVESTMENT
Alberta Health Services
Capital investment
Health Facilities and Equipment	-	-	1,500	15,813

159	Health

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable

	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
General Revenue Fund
Department of Health	4,370,053	4,470,802	4,526,917	4,742,833
Arms-Length Institution
Alberta Health Services	13,951,719	14,318,000	14,339,064	14,669,000
Health Quality Council of Alberta	6,646	6,619	7,029	7,234
Intra-Ministry Consolidation Adjustment	(12,543,015)	(12,958,611)	(12,963,510)	(13,297,151)
Ministry Total	5,785,403	5,836,810	5,909,500	6,121,916
Inter-Ministry Consolidation Adjustment	(444,349)	(440,800)	(456,105)	(482,800)
Consolidated Total	5,341,054	5,396,010	5,453,395	5,639,116

EXPENSE
General Revenue Fund
Department of Health	18,744,764	19,448,351	19,616,831	20,594,711
Arms-Length Institution
Alberta Health Services	14,099,863	14,318,000	14,478,503	14,669,000
Health Quality Council of Alberta	7,351	7,262	7,875	7,234
Intra-Ministry Consolidation Adjustment	(12,435,077)	(12,976,098)	(12,941,742)	(13,457,682)
Ministry Total	20,416,901	20,797,515	21,161,467	21,813,263
Inter-Ministry Consolidation Adjustment	(390,771)	(419,098)	(423,023)	(392,056)
Consolidated Total	20,026,130	20,378,417	20,738,444	21,421,207
Net Operating Result	(14,685,076)	(14,982,407)	(15,285,049)	(15,782,091)

CAPITAL INVESTMENT
General Revenue Fund
Department of Health	11,414	22,230	19,230	22,230
Arms-Length Institution
Alberta Health Services	650,785	892,540	701,923	1,003,076
Health Quality Council of Alberta	352	-	56	176
Consolidated Total	662,551	914,770	721,209	1,025,482

Health	160

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Internal Government Transfers	381,880	376,900	393,900	418,000
Transfer from Alberta Cancer Prevention Legacy Fund	23,000	25,000	23,305	25,000
Canada Health Transfer	4,013,942	4,223,370	4,201,441	4,360,247
Transfers from Government of Canada	6,672	8,000	8,000	8,000
Other Health Transfers	2,347	1,200	895	36,200
Investment Income	84,998	66,008	66,006	68,006
Supplementary Health Benefit Premiums	46,543	48,000	48,000	48,000
Other Premiums, Fees and Licences	491,489	513,001	486,502	475,002
Refunds of Expense	156,425	113,540	152,040	164,040
Other Revenue	578,107	461,791	529,411	519,421
Ministry Total	5,785,403	5,836,810	5,909,500	6,121,916

EXPENSE

Ministry Support Services	63,206	78,852	78,852	85,626
Physician Compensation and Development	4,856,357	4,843,537	5,035,930	5,197,587
Drugs and Supplemental Health Benefits	1,994,232	2,040,374	2,108,445	2,249,354
Population and Public Health	553,561	643,543	571,315	694,998
Acute Care	4,170,307	3,870,020	4,125,420	4,076,858
Continuing Care	1,025,363	1,068,000	1,055,000	1,071,620
Ambulance Services	475,024	477,000	488,000	471,000
Community and Home Care	1,765,817	1,838,000	1,826,000	2,027,000
Diagnostic, Therapeutic and Other Patient Services	2,239,955	2,491,210	2,441,615	2,380,459
Administration	463,402	525,159	502,013	537,291
Support Services	2,012,299	2,006,000	2,068,503	2,115,000
Information Technology	630,224	632,720	633,720	594,045
Research and Education	96,488	210,600	137,000	163,000
Debt Servicing	15,373	17,000	17,000	15,000
Infrastructure Support	50,293	43,000	62,454	122,325
Cancer Research and Prevention Investment	5,000	12,500	10,200	12,100
Ministry Total	20,416,901	20,797,515	21,161,467	21,813,263
Net Operating Result	(14,631,498)	(14,960,705)	(15,251,967)	(15,691,347)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Health Facilities and Equipment	651,137	892,540	698,897	1,003,252
2013 Alberta Flooding	-	-	3,082	-
Information Technology	11,414	22,230	19,230	22,230
Ministry Total	662,551	914,770	721,209	1,025,482

AMORTIZATION	(607,730)	(605,281)	(587,432)	(566,447)

DISPOSALS OR WRITE OFFS	(471)	-	-	-
Total Change	54,350	309,489	133,777	459,035

161	Health

MINISTRY FINANCIAL STATEMENTS … continued

CHANGE IN INVENTORY ASSETS

(thousands of dollars)	Comparable

	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
INVENTORY ACQUISITIONS

Drugs and Supplemental Health Benefits	791,462	700,500	769,800	794,200
Population and Public Health	51,413	55,500	55,500	57,000
Ministry Total	842,875	756,000	825,300	851,200

CONSUMPTION	(847,523)	(753,700)	(829,000)	(851,000)
Total Change	(4,648)	2,300	(3,700)	200

Health	162

DEPARTMENT OF HEALTH

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfer from Alberta Cancer Prevention Legacy Fund	23,000	25,000	23,305	25,000
Canada Health Transfer	4,013,942	4,223,370	4,201,441	4,360,247
Other Health Transfers	2,347	1,200	895	36,200
Supplementary Health Benefit Premiums	46,543	48,000	48,000	48,000
Other Premiums, Fees and Licences	2	1	2	2
Refunds of Expense	164,501	113,540	152,040	164,040
Other Revenue	119,718	59,691	101,234	109,344
Total	4,370,053	4,470,802	4,526,917	4,742,833

EXPENSE

Ministry Support Services	63,467	78,852	78,852	85,626
Alberta Health Services	11,462,561	11,865,055	11,865,055	12,160,232
Physician Compensation and Development	4,400,618	4,457,727	4,657,727	4,797,460
Drugs and Supplemental Health Benefits	1,849,760	1,914,873	1,964,873	2,125,141
Addiction and Mental Health	39,902	49,066	51,566	80,556
Primary Health Care	170,722	236,477	176,477	248,647
Population and Public Health	111,442	125,814	112,814	149,088
Allied Health Services	91,503	101,289	101,289	111,402
Human Tissue and Blood Services	192,093	199,521	199,521	215,287
Support Programs	37,893	50,010	41,010	52,093
Out-of-Province Health Care Services	145,664	150,420	159,420	167,248
Information Technology	76,326	100,720	83,720	102,045
Cancer Research and Prevention Investment	23,000	25,000	23,305	25,000
Infrastructure Support	79,813	93,527	101,202	274,886
Total	18,744,764	19,448,351	19,616,831	20,594,711
Net Operating Result	(14,374,711)	(14,977,549)	(15,089,914)	(15,851,878)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Information Technology	11,414	22,230	19,230	22,230
AMORTIZATION	(19,182)	(18,250)	(18,250)	(18,250)
Total Change	(7,768)	3,980	980	3,980

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITIONS

Drugs and Supplemental Health Benefits	7,144	7,500	7,500	9,200
Population and Public Health	51,413	55,500	55,500	57,000
Total	58,557	63,000	63,000	66,200

CONSUMPTION	(61,060)	(60,700)	(66,700)	(65,000)
Total Change	(2,503)	2,300	(3,700)	1,200

163	Health

EFFECT OF ARM’S LENGTH INSTITUTIONS ON THE MINISTRY

This table provides 2017-18 Estimate amounts for the effect of Arms-Length Institution activities on each of the revenue by source and expense by program lines on the Ministry Statement of Operations.

STATEMENT OF OPERATIONS – MINISTRY BASIS

(thousands of dollars)	Core Government	Arms-Length Institutions	Intra-Ministry Consolidation Adjustment	Ministry 2017-18 Estimate
REVENUE
Internal Government Transfers	-	13,695,151	(13,277,151)	418,000
Transfer from Alberta Cancer Prevention Legacy Fund	25,000	-	-	25,000
Canada Health Transfer	4,360,247	-	-	4,360,247
Transfers from Government of Canada	-	8,000	-	8,000
Other Health Transfers	36,200	-	-	36,200
Investment Income	-	68,006	-	68,006
Supplementary Health Benefit Premiums	48,000	-	-	48,000
Other Premiums, Fees and Licences	2	475,000	-	475,002
Refunds of Expense	164,040	-	-	164,040
Other Revenue	109,344	430,077	(20,000)	519,421
Ministry Total	4,742,833	14,676,234	(13,297,151)	6,121,916
EXPENSE
Ministry Support Services	85,626	-	-	85,626
Physician Compensation and Development	4,797,460	1,013,000	(612,873)	5,197,587
Drugs and Supplemental Health Benefits	2,125,141	462,000	(337,787)	2,249,354
Population and Public Health	478,291	344,000	(127,293)	694,998
Acute Care	167,248	3,909,610	-	4,076,858
Continuing Care	-	1,071,620	-	1,071,620
Ambulance Services	-	471,000	-	471,000
Community and Home Care	-	2,027,000	-	2,027,000
Diagnostic, Therapeutic and Other Patient Services	326,689	2,053,770	-	2,380,459
Administration	52,093	498,234	(13,036)	537,291
Support Services	-	2,140,000	(25,000)	2,115,000
Information Technology	102,045	508,000	(16,000)	594,045
Research and Education	-	163,000	-	163,000
Debt Servicing	-	15,000	-	15,000
Infrastructure Support	274,886	-	(152,561)	122,325
Cancer Research and Prevention Investment	25,000	-	(12,900)	12,100
Alberta Health Services	12,160,232	-	(12,160,232)	-
Ministry Total	20,594,711	14,676,234	(13,457,682)	21,813,263
Net Operating Result	(15,851,878)	-	160,531	(15,691,347)

Health	164

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS WITHIN THE MINISTRY

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers to Alberta Health Services from:
Department of Health	(12,391,150)	(12,894,960)	(12,869,524)	(13,272,935)
Health Quality Council of Alberta	(28)	-	-	-
Transfers to Health Quality Council of Alberta from:
Department of Health	(6,611)	(6,611)	(6,945)	(7,186)
Net effect of deferred capital contributions from:
Department of Health to Alberta Health Services	(84,715)	(105,500)	(105,500)	(100,500)
Accounting policy adjustments for:
Department of Health	(8,094)	-	-	-
Alberta Health Services	(52,417)	48,460	18,460	83,435
Health Quality Council of Alberta	-	-	(1)	35
Total	(12,543,015)	(12,958,611)	(12,963,510)	(13,297,151)

EXPENSE
Operating Expense
Transfers from Department of Health to:
Alberta Health Services	(12,391,150)	(12,894,960)	(12,869,524)	(13,272,935)
Health Quality Council of Alberta	(6,611)	(6,611)	(6,945)	(7,186)
Transfers from Health Quality Council of Alberta to:
Alberta Health Services	(28)	-	-	-
Accounting policy adjustments for:
Alberta Health Services	(7,768)	(24,000)	(24,000)	(25,000)
Health Quality Council of Alberta	-	-	(25)	-
Capital Payments to Related Parties
Transfers from Department of Health to:
Alberta Health Services	(29,520)	(50,527)	(41,248)	(152,561)
Total	(12,435,077)	(12,976,098)	(12,941,742)	(13,457,682)

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
REVENUE
Transfers to Department of Health from:
Alberta Cancer Prevention Legacy Fund	(23,000)	(25,000)	(25,000)	(25,000)
Alberta Innovates Corporation	(3)	-	-	-
Post-secondary Institutions	(508)	-	-	-
Transfers to Alberta Health Services from:
Alberta Innovates Corporation	(4,640)	-	-	-
Department of Children’s Services	(2,255)	(1,600)	(1,600)	(1,600)
Department of Community and Social Services	(9,410)	(7,400)	(7,400)	(7,400)
Department of Environment and Parks	(59)	-	-	-
Department of Infrastructure	(3,595)	(4,500)	(4,500)	(4,500)
Department of Justice and Solicitor General	(236)	-	-	-

165	Health

SUMMARY OF RELATED PARTY ADJUSTMENTS … continued

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES…continued

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE ... continued
Transfers to Alberta Health Services from:
Department of Labour	(202)	-	-	-
Department of Municipal Affairs	(139)	-	-	-
Department of Transportation	(20)	-	-	-
Environmental Protection and Enhancement Fund	(2)	-	-	-
Post-secondary Institutions	(59,392)	(57,000)	(57,000)	(57,000)
School Boards	(30,629)	(21,000)	(21,000)	(21,000)
Victims of Crime Fund	(31)	-	-	-
Net effect of deferred capital contributions from:
Department of Infrastructure	(268,090)	(281,000)	(281,000)	(276,000)
Accounting policy adjustments for:
Department of Health	3	-	1,695	-
Alberta Health Services	(42,114)	(43,300)	(60,300)	(90,300)
Alberta Health Services shared service costs	(27)	-	-	-
Total	(444,349)	(440,800)	(456,105)	(482,800)

EXPENSE
Operating Expense
Transfers from Department of Health to:
Alberta Innovates Corporation	(240)	(12,740)	(10,440)	(7,240)
Post-secondary Institutions	(235,094)	(253,128)	(252,627)	(253,128)
School Boards	(110)	-	-	-
Transfers from Alberta Health Services to:
Alberta Innovates Corporation	-	(4,000)	(4,000)	(4,000)
Alberta Social Housing Corporation	(34)	-	-	-
Department of Community and Social Services	(138)	-	-	-
Department of Infrastructure	(492)	(7,230)	(3,733)	(3,461)
Department of Justice and Solicitor General	(270)	-	-	-
Department of Municipal Affairs	-	-	(10,000)	-
Department of Treasury Board and Finance	(6)	-	-	-
Post-secondary Institutions	(137,966)	(132,000)	(132,000)	(114,000)
School Boards	(12,225)	(10,000)	(10,000)	(10,000)
Transfers from Health Quality Council of Alberta to:
Department of Service Alberta	-	-	(3)	(3)
Post-secondary Institutions	(465)	-	(220)	(224)
Accounting policy adjustments for Alberta Health Services	(2,673)	-	-	-
Alberta Health Services shared service costs	(71)	-	-	-
Capital Payments to Related Parties
Transfers from Department of Health to:
Post-secondary Institutions	(987)	-	-	-
Total	(390,771)	(419,098)	(423,023)	(392,056)

Health	166

.

Indigenous Relations

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	199,098	192,275	202,447	192,811

CAPITAL INVESTMENT	-	25	25	25

FINANCIAL TRANSACTIONS	38,901	54,412	54,412	24,901

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	295	642	642	877
1.2	Associate Minister’s Office	120	-	-	-
1.3	Deputy Minister’s Office	710	709	709	697
1.4	Communications	616	642	642	539
1.5	Human Resources	556	571	571	811
1.6	Information Management and Technology	1,461	1,429	1,429	1,538
1.7	Strategic Initiatives and Finance	1,129	1,165	1,165	1,668
	Sub-total	4,887	5,158	5,158	6,130

2	First Nations and Métis Relations	22,138	29,015	29,178	23,548

3	Indigenous Women’s Initiatives and Staff Engagement	1,082	1,259	1,259	1,287

4	First Nations Development Fund	125,747	126,000	126,000	129,000

5	Metis Settlements Appeal Tribunal	1,182	1,204	1,204	1,198

6	Consultation and Land Claims
6.1	Program Support and Land Claims	1,553	1,412	1,412	1,371
6.2	Aboriginal Consultation Office	12,907	5,941	5,941	5,503
6.3	Stewardship and Policy Integration	3,766	10,953	10,953	10,401
	Sub-total	18,226	18,306	18,306	17,275

7	Policy and Planning	1,558	1,630	1,630	1,586

8	2013 Alberta Flooding
8.2	Administrative and Capacity Support	6,418	6,557	4,807	3,717

9	Land and Legal Settlement	174	-	-	-

10	Climate Leadership Plan	-	-	6,805	970

CAPITAL GRANTS
2	First Nations and Métis Relations	17,686	3,146	8,100	8,100

Total		199,098	192,275	202,447	192,811

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.7	Strategic Initiatives and Finance	-	25	25	25

Total		-	25	25	25

Indigenous Relations	168

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
2013 ALBERTA FLOODING LIABILITY RETIREMENT
8	2013 Alberta Flooding
8.1	First Nations Housing	38,901	54,412	54,412	24,901

Total		38,901	54,412	54,412	24,901

169	Indigeneous Relations

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	56	63	63	63
Consultation and Land Claims	4	-	-	-
Valuation Adjustments and Other Provisions	315	-	-	-

Total	375	63	63	63

Indigenous Relations	170

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Ministry Support Services	6,130	63	-	6,193
First Nations and Métis Relations	31,648	-	-	31,648
Indigenous Women’s Initiatives and Staff Engagement	1,287	-	-	1,287
First Nations Development Fund	129,000	-	-	129,000
Metis Settlements Appeal Tribunal	1,198	-	-	1,198
Consultation and Land Claims	17,275	-	-	17,275
Policy and Planning	1,586	-	-	1,586
2013 Alberta Flooding	3,717	-	-	3,717
Climate Leadership Plan	970	-	-	970
Total	192,811	63	-	192,874

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	25

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	180,024	-	-	180,024
Operating expense - Climate Leadership Plan	970	-	-	970
Disaster assistance - 2013 Alberta flood assistance	3,717	-	-	3,717
Capital grants	8,100	-	-	8,100
Amortization	-	63	-	63
Total	192,811	63	-	192,874

CAPITAL INVESTMENT	25	-	-	25

171	Indigenous Relations

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
EXPENSE
Department of Indigenous Relations
Operating expense
10 Climate Leadership Plan	-	-	6,805	970

Indigenous Relations	172

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfers from Government of Canada	(61,644)	-	-	-
Labour Market Development	2,331	1,828	4,848	1,828
Other Revenue	261	-	-	-
Ministry Total	(59,052)	1,828	4,848	1,828

EXPENSE

Ministry Support Services	4,940	5,221	5,221	6,193
First Nations and Métis Relations	40,004	32,161	37,278	31,648
Indigenous Women’s Initiatives and Staff Engagement	1,082	1,259	1,259	1,287
First Nations Development Fund	125,730	126,000	126,000	129,000
Metis Settlements Appeal Tribunal	1,182	1,204	1,204	1,198
Consultation and Land Claims	18,354	18,306	18,306	17,275
Policy and Planning	1,616	1,630	1,630	1,586
2013 Alberta Flooding	6,391	6,557	4,807	3,717
Land and Legal Settlement	174	-	-	-
Climate Leadership Plan	-	-	6,805	970
Ministry Total	199,473	192,338	202,510	192,874
Net Operating Result	(258,525)	(190,510)	(197,662)	(191,046)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	-	25	25	25

AMORTIZATION	(60)	(63)	(63)	(63)
Total Change	(60)	(38)	(38)	(38)

173	Indigenous Relations

Infrastructure

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	515,724	559,665	526,511	589,026

CAPITAL INVESTMENT	754,355	943,691	656,048	766,898

FINANCIAL TRANSACTIONS	34,660	49,666	24,156	23,727

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	680	755	755	755
1.2	Deputy Minister’s Office	655	790	790	790
1.3	Communications	902	930	930	913
1.4	Human Resources	1,966	2,065	2,065	2,079
1.5	Corporate Strategies and Services	14,982	17,699	17,699	17,383
	Sub-total	19,185	22,239	22,239	21,920

2	Capital Construction
2.1	Government Facilities Infrastructure	11,917	10,474	10,474	10,474
2.2	Health Facilities Infrastructure	14,773	2,778	2,778	2,778
2.3	School Facilities Infrastructure	2,340	2,433	2,433	2,108
	Sub-total	29,030	15,685	15,685	15,360

3	Strategic Partnerships Office	2,966	1,200	1,200	-

4	Property Management
4.1	Property Operations	193,992	207,483	207,483	213,017
4.2	Swan Hills Treatment Centre	28,583	29,422	29,422	30,254
	Sub-total	222,575	236,905	236,905	243,271

5	Asset Management	6,946	7,908	7,908	7,754

6	Realty Services
6.1	Leases	205,942	209,717	209,717	208,679
6.2	Land Acquisition and Services	2,901	3,139	3,139	3,074
6.3	Fort McMurray and Area Lands	874	928	928	993
	Sub-total	209,717	213,784	213,784	212,746

7	2013 Alberta Flooding
7.1	Floodway Relocation Program	7,477	21,534	6,534	28,190

8	Climate Leadership Plan
8.1	Green Infrastructure	-	-	330	698

CAPITAL GRANTS
2	Capital Construction
2.4	Capital Planning	4,082	30,545	12,061	48,204

4	Property Management
4.3	Government Owned Facilities Preservation	12,426	9,675	9,675	9,675
4.4	Accommodation Projects	1,109	-	-	-
	Sub-total	13,535	9,675	9,675	9,675

8	Climate Leadership Plan
8.1	Green Infrastructure	-	-	-	1,040

Infrastructure	176

EXPENSE VOTE BY PROGRAM … continued

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEBT SERVICING
4	Property Management
4.5	Debt Servicing	211	190	190	168

Total		515,724	559,665	526,511	589,026

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.5	Corporate Strategies and Services	3,370	3,558	4,150	3,558

2	Capital Construction
2.1	Government Facilities Infrastructure	138,958	138,341	108,057	128,724
2.4	Capital Planning	-	4,350	1,137	3,763
2.5	New Projects and Programs	-	90,000	-	-
	Sub-total	138,958	232,691	109,194	132,487

4	Property Management
4.1	Property Operations	417	-	-	-
4.2	Swan Hills Treatment Centre	4,089	5,000	6,158	6,000
4.3	Government Owned Facilities Preservation	24,789	35,325	42,626	42,549
4.4	Accommodation Projects	16,766	33,804	39,509	30,000
	Sub-total	46,061	74,129	88,293	78,549

6	Realty Services
6.2	Land Acquisition and Services	5,220	21,300	23,170	9,540
6.3	Fort McMurray and Area Lands	21,385	-	25	-
	Sub-total	26,605	21,300	23,195	9,540

7	2013 Alberta Flooding
7.2	Reconstruction and Accommodation	4,594	11,000	12,406	2,249

8	Climate Leadership Plan
8.1	Green Infrastructure	-	-	135	-

CAPITAL ACQUIRED FROM RELATED PARTIES
4	Property Management
4.4	Accommodation Projects	991	-	-	-

CAPITAL PAYMENTS TO RELATED PARTIES
2	Capital Construction
2.2	Health Facilities Infrastructure	445,431	470,013	265,910	387,015
2.6	Health Capital Maintenance and Renewal	87,512	131,000	149,683	143,500
	Sub-total	532,943	601,013	415,593	530,515

7	2013 Alberta Flooding
7.2	Reconstruction and Accommodation	833	-	3,082	-

177	Infrastructure

CAPITAL INVESTMENT VOTE BY PROGRAM … continued

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
CAPITAL PAYMENTS TO RELATED PARTIES… continued
8	Climate Leadership Plan
8.1	Green Infrastructure	-	-	-	10,000

Total		754,355	943,691	656,048	766,898

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITIONS
4	Property Management
4.2	Swan Hills Treatment Centre	2,892	2,754	2,754	2,754

6	Realty Services
6.3	Fort McMurray and Area Lands	1,709	-	-	-

LAND DEVELOPMENT LIABILITY RETIREMENT
6	Realty Services
6.3	Fort McMurray and Area Lands	28,886	45,000	19,490	18,289

ENVIRONMENTAL SITE LIABILITY RETIREMENT
4	Property Management
4.1	Property Operations	-	250	250	1,000
4.2	Swan Hills Treatment Centre	433	900	900	900
	Sub-total	433	1,150	1,150	1,900

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
4	Property Management
4.6	Debt Repayment	740	762	762	784

Total		34,660	49,666	24,156	23,727

Infrastructure	178

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2017-18 Estimate
1	Property Rentals	11,780
	Rent from government agencies and other entities occupying space in provincial government owned and operated buildings, or using land owned by the government, is used to fund the cost of operating those buildings or managing that land. Elements 4.1 and 6.1

2	Swan Hills Treatment Centre	11,120
	Fees collected from private sector users of the Centre’s hazardous waste disposal services are used to fund the Centre’s operations. Element 4.2

Total		22,900

179	Infrastructure

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	5,771	3,908	3,908	4,297
Property Management	97,491	115,192	115,192	123,703
Consumption of Inventory
Property Management	3,033	2,900	2,900	2,900
Realty Services	-	11,380	-	10,066
Valuation Adjustments and Other Provisions
Ministry Support Services	50	-	-	-
Capital Construction	(51)	-	-	-
Strategic Partnerships Office	(43)	-	-	-
Property Management	7,651	7,700	4,600	4,600
Asset Management	76	-	-	-
Realty Services	(142)	-	-	-
2013 Alberta Flooding	(31)	-	-	-
Write Down or Loss on Disposal of Capital Assets
Ministry Support Services	9	-	-	-
Capital Construction	831	-	-	-
Property Management	921	-	-	-

Total	115,566	141,080	126,600	145,566

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
2013 Alberta Flooding	613	-	-	-
Capital Acquired from Related Parties
Ministry Support Services	-	-	-	1,300
Property Management	-	-	-	80

Total	613	-	-	1,380

Infrastructure	180

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Ministry Support Services	21,920	4,297	-	26,217
Capital Construction	63,564	-	-	63,564
Property Management	253,114	131,203	(1,580)	382,737
Asset Management	7,754	-	-	7,754
Realty Services	212,746	10,066	(8,250)	214,562
2013 Alberta Flooding	28,190	-	-	28,190
Climate Leadership Plan	1,738	-	-	1,738
Total	589,026	145,566	(9,830)	724,762

CAPITAL INVESTMENT
Ministry Support Services	3,558	1,300	(1,300)	3,558
Capital Construction	663,002	-	(530,515)	132,487
Property Management	78,549	80	(80)	78,549
Realty Services	9,540	-	-	9,540
2013 Alberta Flooding	2,249	-	-	2,249
Climate Leadership Plan	10,000	-	(10,000)	-
Total	766,898	1,380	(541,895)	226,383

INVENTORY ACQUISITIONS
Property Management	2,754	-	-	2,754

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	501,051	4,600	(9,830)	495,821
Operating expense - Climate Leadership Plan	698	-	-	698
Disaster assistance - 2013 Alberta flood assistance	28,190	-	-	28,190
Capital grants	57,879	-	-	57,879
Capital grants - Climate Leadership Plan	1,040	-	-	1,040
Amortization	-	128,000	-	128,000
Inventory consumption (incl Loss on disposal)	-	12,966	-	12,966
Debt servicing costs - Capital Plan	168	-	-	168
Total	589,026	145,566	(9,830)	724,762

CAPITAL INVESTMENT
Capital investment	224,134	1,380	(1,380)	224,134
Capital investment - 2013 Alberta flood assistance	2,249	-	-	2,249
Capital Payments to Related Parties	540,515	-	(540,515)	-
Total	766,898	1,380	(541,895)	226,383

INVENTORY ACQUISITIONS	2,754	-	-	2,754

181	Infrastructure

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
EXPENSE
Department of Infrastructure
Operating expense
8.1 Green Infrastructure	-	-	330	698
Capital grants
8.1 Green Infrastructure	-	-	-	1,040
Capital Payments to Related Parties
8.1 Green Infrastructure	-	-	-	10,000
Ministry Total	-	-	330	11,738
Inter-Ministry Consolidation Adjustment	-	-	-	(10,000)
Consolidated Total	-	-	330	1,738

CAPITAL INVESTMENT
Department of Infrastructure
Capital investment
8.1 Green Infrastructure	-	-	135	-

Infrastructure	182

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
General Revenue Fund
Department of Infrastructure	64,712	63,005	32,774	50,833
Inter-Ministry Consolidation Adjustment	(5,490)	(10,450)	(6,953)	(8,421)
Consolidated Total	59,222	52,555	25,821	42,412

EXPENSE
General Revenue Fund
Department of Infrastructure	1,165,066	1,301,758	1,071,786	1,275,107
Inter-Ministry Consolidation Adjustment	(541,011)	(610,343)	(428,005)	(550,345)
Consolidated Total	624,055	691,415	643,781	724,762
Net Operating Result	(564,833)	(638,860)	(617,960)	(682,350)

CAPITAL INVESTMENT
General Revenue Fund
Department of Infrastructure	221,192	342,678	237,373	227,763
Inter-Ministry Consolidation Adjustment	(991)	-	-	(1,380)
Consolidated Total	220,201	342,678	237,373	226,383

183	Infrastructure

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Internal Government Transfers	-	-	-	1,380
Transfers from Government of Canada	398	1,668	1,668	11,681
Investment Income	194	-	-	-
Premiums, Fees and Licences	1,737	2,756	2,756	1,660
Other Revenue	62,383	58,581	28,350	36,112
Ministry Total	64,712	63,005	32,774	50,833

EXPENSE

Ministry Support Services	25,015	26,147	26,147	26,217
Capital Construction	566,835	647,243	443,339	594,079
Strategic Partnerships Office	2,923	1,200	1,200	-
Property Management	345,417	372,562	369,462	384,317
Asset Management	7,022	7,908	7,908	7,754
Realty Services	209,575	225,164	213,784	222,812
2013 Alberta Flooding	8,279	21,534	9,616	28,190
Climate Leadership Plan	-	-	330	11,738
Ministry Total	1,165,066	1,301,758	1,071,786	1,275,107
Net Operating Result	(1,100,354)	(1,238,753)	(1,039,012)	(1,224,274)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	3,370	3,558	4,150	4,858
Capital Construction	138,958	232,691	109,194	132,487
Property Management	47,052	74,129	88,293	78,629
Realty Services	26,605	21,300	23,195	9,540
2013 Alberta Flooding	5,207	11,000	12,406	2,249
Climate Leadership Plan	-	-	135	-
Ministry Total	221,192	342,678	237,373	227,763

AMORTIZATION	(103,262)	(119,100)	(119,100)	(128,000)

DISPOSALS OR WRITE OFFS	(71,179)	-	-	-
Total Change	46,751	223,578	118,273	99,763

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITIONS

Property Management	2,892	2,754	2,754	2,754
Realty Services	9,680	-	-	-
Ministry Total	12,572	2,754	2,754	2,754

CONSUMPTION	(3,033)	(14,280)	(2,900)	(12,966)
Total Change	9,539	(11,526)	(146)	(10,212)

Infrastructure	184

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers to Department of Infrastructure from:
Alberta Health Services	(492)	(7,230)	(3,733)	(3,461)
Department of Justice and Solicitor General	-	-	-	(80)
Department of Service Alberta	-	-	-	(1,300)
Post-secondary Institutions	(387)	-	-	(360)
School Boards	(50)	(40)	(40)	(40)
Shared service charges collected by Department	(1,947)	(3,180)	(3,180)	(3,180)
Accounting policy adjustments for Department of Infrastructure	(2,614)	-	-	-
Total	(5,490)	(10,450)	(6,953)	(8,421)

EXPENSE
Operating Expense
Transfers from Department of Infrastructure to:
Alberta Health Services	(3,595)	(4,500)	(4,500)	(4,500)
Post-secondary Institutions	(1,369)	(1,300)	(1,300)	(1,800)
School Boards	(324)	(350)	(350)	(350)
Shared services provided by Department	(1,947)	(3,180)	(3,180)	(3,180)
Capital Payments to Related Parties
Transfers from Department of Infrastructure to:
Alberta Health Services	(533,776)	(601,013)	(418,675)	(540,515)
Post-secondary Institutions	(645)	-	-	-
Accounting policy adjustments for Department of Infrastructure	645	-	-	-
Total	(541,011)	(610,343)	(428,005)	(550,345)

CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers to Department of Infrastructure from:
Department of Justice and Solicitor General	-	-	-	(80)
Department of Service Alberta	-	-	-	(1,300)
Post-secondary Institutions	(991)	-	-	-
Total	(991)	-	-	(1,380)

185	Infrastructure

Justice and Solicitor General

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	1,295,362	1,289,610	1,326,954	1,336,428

CAPITAL INVESTMENT	2,780	2,852	3,475	4,452

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	986	803	803	790
1.2	Deputy Minister’s Office	1,439	1,214	1,214	1,070
1.3	Communications	1,932	1,782	1,782	1,782
1.4	Corporate Services	37,571	41,201	41,201	40,431
1.5	Human Resources	7,133	7,405	7,405	7,906
	Sub-total	49,061	52,405	52,405	51,979

2	Resolution and Court Administration Services
2.1	Program Support	14,183	10,247	13,247	13,083
2.2	Resolution Services	19,185	16,210	16,210	18,554
2.3	Ticket Processing	38,130	40,030	40,030	42,030
2.4	Provincial Civil Claims	1,200	1,200	1,200	1,200
2.5	Provincial Court of Alberta	90,967	92,218	92,218	89,132
2.6	Alberta Court of Queen’s Bench	29,947	27,731	27,731	30,784
2.7	Alberta Court of Appeal	6,281	7,082	7,082	7,467
	Sub-total	199,893	194,718	197,718	202,250

3	Legal Services
3.1	Civil Law	52,541	51,756	51,756	50,682
3.2	Legislative Counsel	2,733	2,807	2,807	2,735
3.3	Law Reform	215	200	200	200
	Sub-total	55,489	54,763	54,763	53,617

4	Alberta Crown Prosecution Service
4.1	Program Support	8,027	7,415	7,415	6,795
4.2	Appeals, Education and Prosecution Policy	6,847	7,215	7,215	7,039
4.3	Criminal and Youth Prosecutions	68,285	65,354	70,354	72,852
4.4	Specialized Criminal and Regulatory Prosecutions	11,892	10,852	10,852	11,143
	Sub-total	95,051	90,836	95,836	97,829

5	Support for Legal Aid	66,000	68,500	77,900	81,400

6	Justice Services
6.1	Program Support	7,551	8,700	9,380	9,825
6.2	Family Support Order Services	18,572	19,186	19,186	21,614
6.3	Office of the Chief Medical Examiner	11,184	11,747	11,747	12,615
6.4	Property Rights Advocate Office	522	498	498	493
6.5	Public Guardian Services	12,584	12,593	12,593	12,554
6.6	Public Trustee	16,644	17,181	18,875	19,708
	Sub-total	67,057	69,905	72,279	76,809

Justice and Solicitor General	188

 EXPENSE VOTE BY PROGRAM … continued

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE … continued
7	Public Security
7.1	Program Support	8,303	8,632	8,632	8,517
7.2	Law Enforcement Review Board	600	787	787	780
7.3	Alberta Serious Incident Response Team	3,365	3,524	3,524	3,951
7.4	Law Enforcement Standards and Audits	2,472	2,909	2,909	2,898
7.5	Contract Policing and Policing Oversight	239,449	238,663	237,913	236,762
7.6	First Nations Policing	11,046	11,015	11,015	11,015
7.7	Policing Assistance to Municipalities	84,652	85,787	85,787	85,787
7.8	Organized and Serious Crime	26,267	29,100	29,100	29,100
7.9	Sheriffs Branch	69,636	69,338	69,338	70,178
7.10	Fish and Wildlife Enforcement	21,807	20,945	20,945	21,481
7.11	Commercial Vehicle Enforcement	13,814	13,360	15,360	13,292
	Sub-total	481,411	484,060	485,310	483,761

8	Correctional Services
8.1	Program Support	6,699	6,298	6,298	6,192
8.2	Adult Remand and Correctional Centres	193,100	186,439	202,439	200,978
8.3	Young Offender Centres	22,988	22,102	22,102	22,134
8.4	Adult Community Correctional Services	39,846	40,297	40,297	39,988
8.5	Young Offender Community Correctional Services	10,749	11,037	11,037	10,617
	Sub-total	273,382	266,173	282,173	279,909

9	Alberta Human Rights
9.1	Alberta Human Rights Commission	6,283	6,515	6,835	7,139
9.2	Assistance to the Human Rights Education and Multiculturalism Fund	1,735	1,735	1,735	1,735
	Sub-total	8,018	8,250	8,570	8,874

Total		1,295,362	1,289,610	1,326,954	1,336,428

189	Justice and Solicitor General

 CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Corporate Services	1,088	549	666	2,149

2	Resolution and Court Administration Services
2.1	Program Support	923	1,000	1,000	1,000
2.2	Resolution Services	-	-	32	-
2.3	Ticket Processing	6	-	-	-
	Sub-total	929	1,000	1,032	1,000

4	Alberta Crown Prosecution Service
4.3	Criminal and Youth Prosecutions	14	-	-	-

6	Justice Services
6.2	Family Support Order Services	116	500	941	500
6.3	Office of the Chief Medical Examiner	61	120	153	120
	Sub-total	177	620	1,094	620

7	Public Security
7.9	Sheriffs Branch	55	448	448	448
7.10	Fish and Wildlife Enforcement	346	85	85	85
7.11	Commercial Vehicle Enforcement	24	-	-	-
	Sub-total	425	533	533	533

8	Correctional Services
8.2	Adult Remand and Correctional Centres	147	150	150	150

Total		2,780	2,852	3,475	4,452

Justice and Solicitor General	190

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

 EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2017-18 Estimate
1	Maintenance Enforcement	8,277
	Funding from deterrent penalties and service fees that promote payment of maintenance is used to improve and expand services available to clients. Element 6.2

2	Provincial Civil Claims	1,200
	Funding from fees levied to commence action in excess of $7,500 in Provincial Court is used to fund the ministry’s expense associated with those actions. Element 2.4

3	Ticket Processing	42,030
	Funding from province’s share of Traffic Safety Act ticket revenue is used to fund expenses incurred in processing and handling violation tickets issued under the Traffic Safety Act. Element 2.3

4	Edmonton Regional Airports Authority Policing Services Agreement	3,540

Revenue is received on a full cost recovery basis from the Edmonton Regional Airports Authority for policing services provided to the Edmonton International Airport under the Provincial Police Service Agreement. Element 7.5

Total		55,047

191	Justice and Solicitor General

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Motor Vehicle Accident Claims	23,515	21,022	29,022	23,605
Debt Servicing
Motor Vehicle Accident Claims	5	-	-	-

DEPARTMENT NON-CASH AMOUNTS
Capital Grants
Justice Services	-	-	-	80
Amortization
Ministry Support Services	7,922	8,443	7,443	6,943
Resolution and Court Administration Services	1,912	4,928	1,428	4,928
Legal Services	20	24	24	24
Alberta Crown Prosecution Service	30	1	1	1
Justice Services	571	955	955	945
Public Security	1,292	1,588	1,588	1,588
Correctional Services	532	511	511	511
Alberta Human Rights	5	5	5	5
Motor Vehicle Accident Claims	-	31	31	31
Valuation Adjustments and Other Provisions
Ministry Support Services	25	39	39	39
Resolution and Court Administration Services	6,634	5,707	5,707	5,707
Legal Services	603	60	60	60
Alberta Crown Prosecution Service	929	143	143	143
Justice Services	341	111	111	111
Public Security	648	39	39	39
Correctional Services	865	117	117	117
Alberta Human Rights	51	-	-	-
Motor Vehicle Accident Claims	2,150	5	5	5
Write Down or Loss on Disposal of Capital Assets
Ministry Support Services	722	-	-	-
Justice Services	4	-	-	-
Public Security	12	-	-	-
Correctional Services	4	-	-	-

Total	48,792	43,729	47,229	44,882

Justice and Solicitor General	192

 AMOUNTS NOT REQUIRED TO BE VOTED … continued

 CAPITAL INVESTMENT

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Ministry Support Services	-	-	-	1,400
Capital Asset Exchanges
Public Security	3	-	-	-

Total	3	-	-	1,400

193	Justice and Solicitor General

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

 RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Ministry Support Services	51,979	6,982	-	-	58,961
Resolution and Court Administration Services	202,250	10,635	-	-	212,885
Legal Services	53,617	84	-	-	53,701
Alberta Crown Prosecution Service	97,829	144	-	-	97,973
Support for Legal Aid	81,400	-	-	-	81,400
Justice Services	76,809	1,136	-	(80)	77,865
Public Security	483,761	1,627	-	(525)	484,863
Correctional Services	279,909	628	-	-	280,537
Alberta Human Rights	8,874	5	1,893	(2,360)	8,412
Motor Vehicle Accident Claims	-	23,641	-	-	23,641
Victims of Crime Fund	-	-	35,659	-	35,659
Total	1,336,428	44,882	37,552	(2,965)	1,415,897

CAPITAL INVESTMENT
Ministry Support Services	2,149	1,400	-	(1,400)	2,149
Resolution and Court Administration Services	1,000	-	-	-	1,000
Justice Services	620	-	-	-	620
Public Security	533	-	-	-	533
Correctional Services	150	-	-	-	150
Victims of Crime Fund	-	-	25	-	25
Total	4,452	1,400	25	(1,400)	4,477

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	1,336,428	29,826	37,483	(2,885)	1,400,852
Capital grants	-	80	-	(80)	-
Amortization	-	14,976	69	-	15,045
Total	1,336,428	44,882	37,552	(2,965)	1,415,897

CAPITAL INVESTMENT	4,452	1,400	25	(1,400)	4,477

Justice and Solicitor General	194

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
General Revenue Fund
Department of Justice and Solicitor General	285,727	286,483	300,434	312,820
Regulated Fund
Human Rights Education and Multiculturalism Fund	1,813	1,895	1,895	1,920
Victims of Crime Fund	48,798	47,300	48,559	50,248
Intra-Ministry Consolidation Adjustment	(1,735)	(1,735)	(1,735)	(2,360)
Ministry Total	334,603	333,943	349,153	362,628
Inter-Ministry Consolidation Adjustment	(578)	(525)	(525)	(1,925)
Consolidated Total	334,025	333,418	348,628	360,703

EXPENSE
General Revenue Fund
Department of Justice and Solicitor General	1,344,154	1,333,339	1,374,183	1,381,310
Regulated Fund
Human Rights Education and Multiculturalism Fund	1,778	1,877	1,877	1,893
Victims of Crime Fund	36,374	33,257	35,516	35,659
Intra-Ministry Consolidation Adjustment	(1,735)	(1,735)	(1,735)	(2,360)
Ministry Total	1,380,571	1,366,738	1,409,841	1,416,502
Inter-Ministry Consolidation Adjustment	(1,328)	(525)	(525)	(605)
Consolidated Total	1,379,243	1,366,213	1,409,316	1,415,897
Net Operating Result	(1,045,218)	(1,032,795)	(1,060,688)	(1,055,194)

CAPITAL INVESTMENT
General Revenue Fund
Department of Justice and Solicitor General	2,783	2,852	3,475	5,852
Regulated Fund
Victims of Crime Fund	454	25	25	25
Ministry Total	3,237	2,877	3,500	5,877
Inter-Ministry Consolidation Adjustment	-	-	-	(1,400)
Consolidated Total	3,237	2,877	3,500	4,477

195	Justice and Solicitor General

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Internal Government Transfers	-	-	-	1,400
Transfers from Government of Canada	32,861	33,342	35,036	36,286
Investment Income	1,136	970	1,021	995
Motor Vehicle Accident Claim Fees	22,849	23,400	23,400	23,700
Other Premiums, Fees and Licences	28,717	28,273	29,398	31,335
Fines and Penalties	203,565	209,307	210,453	225,007
Maintenance Enforcement	14,356	14,977	15,177	17,377
Other Revenue	31,119	23,674	34,668	26,528
Ministry Total	334,603	333,943	349,153	362,628

EXPENSE

Ministry Support Services	57,730	60,887	59,887	58,961
Resolution and Court Administration Services	208,439	205,353	204,853	212,885
Legal Services	56,112	54,847	54,847	53,701
Alberta Crown Prosecution Service	96,010	90,980	95,980	97,973
Support for Legal Aid	66,000	68,500	77,900	81,400
Justice Services	67,973	70,971	73,345	77,945
Public Security	483,363	485,687	486,937	485,388
Correctional Services	274,783	266,801	282,801	280,537
Alberta Human Rights	8,117	8,397	8,717	8,412
Motor Vehicle Accident Claims	25,670	21,058	29,058	23,641
Victims of Crime Fund	36,374	33,257	35,516	35,659
Ministry Total	1,380,571	1,366,738	1,409,841	1,416,502
Net Operating Result	(1,045,968)	(1,032,795)	(1,060,688)	(1,053,874)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	1,088	549	666	3,549
Resolution and Court Administration Services	929	1,000	1,032	1,000
Alberta Crown Prosecution Service	14	-	-	-
Justice Services	177	620	1,094	620
Public Security	428	533	533	533
Correctional Services	147	150	150	150
Victims of Crime Fund	454	25	25	25
Ministry Total	3,237	2,877	3,500	5,877

AMORTIZATION	(12,286)	(16,555)	(12,055)	(15,045)

DISPOSALS OR WRITE OFFS	(742)	-	-	(80)
Total Change	(9,791)	(13,678)	(8,555)	(9,248)

Justice and Solicitor General	196

DEPARTMENT OF JUSTICE AND SOLICITOR GENERAL

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Internal Government Transfers	-	-	-	1,400
Transfers from Government of Canada	32,408	33,342	34,277	35,538
Investment Income	690	395	446	395
Motor Vehicle Accident Claim Fees	22,849	23,400	23,400	23,700
Other Premiums, Fees and Licences	28,676	28,198	29,323	31,260
Fines and Penalties	156,004	162,507	163,653	176,007
Maintenance Enforcement	14,356	14,977	15,177	17,377
Refunds of Expense	4,737	-	-	-
Other Revenue	26,007	23,664	34,158	27,143
Total	285,727	286,483	300,434	312,820

EXPENSE

Ministry Support Services	57,730	60,887	59,887	58,961
Resolution and Court Administration Services	208,439	205,353	204,853	212,885
Legal Services	56,112	54,847	54,847	53,701
Alberta Crown Prosecution Service	96,010	90,980	95,980	97,973
Support for Legal Aid	66,000	68,500	77,900	81,400
Justice Services	67,973	70,971	73,345	77,945
Public Security	483,363	485,687	486,937	485,388
Correctional Services	274,783	266,801	282,801	280,537
Alberta Human Rights	8,074	8,255	8,575	8,879
Motor Vehicle Accident Claims	25,670	21,058	29,058	23,641
Total	1,344,154	1,333,339	1,374,183	1,381,310
Net Operating Result	(1,058,427)	(1,046,856)	(1,073,749)	(1,068,490)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	1,088	549	666	3,549
Resolution and Court Administration Services	929	1,000	1,032	1,000
Alberta Crown Prosecution Service	14	-	-	-
Justice Services	177	620	1,094	620
Public Security	428	533	533	533
Correctional Services	147	150	150	150
Total	2,783	2,852	3,475	5,852

AMORTIZATION	(12,284)	(16,486)	(11,986)	(14,976)

DISPOSALS OR WRITE OFFS	(742)	-	-	(80)
Total Change	(10,243)	(13,634)	(8,511)	(9,204)

197	Justice and Solicitor General

HUMAN RIGHTS EDUCATION AND MULTICULTURALISM FUND

STATEMENT OF OPERATIONS

(thousands of dollars)		Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfer from Department	1,735	1,735	1,735	1,735
Investment Income	37	75	75	100
Premiums, Fees and Licences	41	75	75	75
Refunds of Expense	-	10	10	10
Total	1,813	1,895	1,895	1,920

EXPENSE

Support to Community Groups	1,246	1,274	1,274	1,296
Education Programs	532	603	603	597
Total	1,778	1,877	1,877	1,893
Net Operating Result	35	18	18	27

CHANGE IN CAPITAL ASSETS
AMORTIZATION	(2)	-	-	-
Total Change	(2)	-	-	-

Justice and Solicitor General	198

VICTIMS OF CRIME FUND

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Other Revenue	-	-	500	-
Transfers from Government of Canada	453	-	759	748
Investment Income	409	500	500	500
Fines and Penalties	47,561	46,800	46,800	49,000
Refunds of Expense	375	-	-	-
Total	48,798	47,300	48,559	50,248

EXPENSE

Financial Benefits	19,239	15,188	16,688	15,152
Assistance to Victims’ Organizations	16,246	17,043	17,802	19,485
Criminal Injuries Review Board	311	451	451	448
Program Support Services	578	575	575	574
Total	36,374	33,257	35,516	35,659
Net Operating Result	12,424	14,043	13,043	14,589

CHANGE IN CAPITAL ASSETS
INVESTMENT

Financial Benefits	227	25	25	25
Assistance to Victims’ Organizations	227	-	-	-
Total	454	25	25	25

AMORTIZATION	-	(69)	(69)	(69)
Total Change	454	(44)	(44)	(44)

199	Justice and Solicitor General

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS WITHIN THE MINISTRY

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers from Department of Justice and Solicitor General to Human Rights Education and Multiculturalism Fund	(1,735)	(1,735)	(1,735)	(1,735)
Shared service charges collected by Department of Justice and Solicitor General	-	-	-	(625)
Total	(1,735)	(1,735)	(1,735)	(2,360)

EXPENSE
Operating Expense
Transfers from Department of Justice and Solicitor General to Human Rights Education and Multiculturalism Fund	(1,735)	(1,735)	(1,735)	(1,735)
Shared services provided by Department of Justice and Solicitor General	-	-	-	(625)
Total	(1,735)	(1,735)	(1,735)	(2,360)

Justice and Solicitor General	200

 SUMMARY OF RELATED PARTY ADJUSTMENTS … continued

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers from Department of Service Alberta to Department of Justice and Solicitor General	-	-	-	(1,400)
Transfers from Alberta Health Services to Department of Justice and Solicitor General	(270)	-	-	-
Shared service charges collected by Department of Justice and Solicitor General	(308)	(525)	(525)	(525)
Total	(578)	(525)	(525)	(1,925)

EXPENSE
Operating Expense
Transfers from Victims of Crime Fund
to Alberta Health Services	(31)	-	-	-
to Post-secondary Institutions	(2)	-	-	-
Transfers from Human Rights Education and Multiculturalism Fund to Post-secondary Institutions	(47)	-	-	-
Transfers from Department of Justice and Solicitor General
to Alberta Health Services	(236)	-	-	-
to Historic Resources Fund	(1)	-	-	-
to Post-secondary Institutions	(686)	-	-	-
to School Boards	(17)	-	-	-
Shared services provided by Department of Justice and Solicitor General	(308)	(525)	(525)	(525)
Capital Grants
Transfers from Department of Justice and Solicitor General to Department of Infrastructure	-	-	-	(80)
Total	(1,328)	(525)	(525)	(605)

CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers from Department of Service Alberta to Department of Justice and Solicitor General	-	-	-	(1,400)
Transfers from Department of Justice and Solicitor General to Department of Infrastructure	-	-	-	80
Total	-	-	-	(1,320)

201	Justice and Solicitor General

Labour

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	185,469	205,849	201,649	204,139

CAPITAL INVESTMENT	2,702	900	2,372	900

EXPENSE VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	489	622	622	621
1.2	Deputy Minister’s Office	705	604	604	597
1.3	Human Resources	1,680	960	1,460	1,441
1.4	Corporate Services	9,728	6,765	9,265	9,080
1.5	Communications	972	1,020	1,020	995
	Sub-total	13,574	9,971	12,971	12,734

2	Workforce Strategies
2.1	Program Support	2,951	3,305	3,305	3,280
2.2	Settlement and Integration	12,688	8,748	8,948	8,725
2.3	Workforce Development Partnerships	2,129	3,282	3,382	2,971
2.4	Policy and Labour Market Information	6,467	5,961	6,441	5,833
2.5	Labour Attraction and Retention	9,383	10,526	10,506	10,447
2.6	Labour Qualifications and Mobility	6,694	7,409	7,007	6,945
2.7	Labour Market Programs	23,072	34,715	23,728	28,629
2.8	Summer Temporary Employment Program	158	10,000	10,000	10,000
2.9	Skills and Training Support	35,459	31,271	34,700	31,605
	Sub-total	99,001	115,217	108,017	108,435

3	Safe, Fair and Healthy Workplaces
3.1	Medical Panels for Alberta Workers’ Compensation	330	344	344	355
3.2	Labour Relations	2,095	1,918	1,918	1,879
3.3	Occupational Health and Safety	40,945	47,007	47,007	49,034
3.4	Employment Standards	14,005	14,249	14,249	14,613
	Sub-total	57,375	63,518	63,518	65,881

4	Labour Relations Board	3,351	3,622	3,622	3,586

5	Appeals Commission for Alberta Workers’ Compensation	12,168	13,521	13,521	13,503

Total		185,469	205,849	201,649	204,139

Labour	204

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.2	Deputy Minister’s Office	10	-	-	-
1.4	Corporate Services	27	-	-	-
1.5	Communications	14	-	-	-
	Sub-total	51	-	-	-

2	Workforce Strategies
2.4	Policy and Labour Market Information	1,689	-	-	-
2.5	Labour Attraction and Retention	-	-	470	-
2.6	Labour Qualifications and Mobility	108	-	402	-
2.7	Labour Market Programs	12	-	600	-
	Sub-total	1,809	-	1,472	-

3	Safe, Fair and Healthy Workplaces
3.3	Occupational Health and Safety	669	900	900	900
3.4	Employment Standards	88	-	-	-
	Sub-total	757	900	900	900

5	Appeals Commission for Alberta Workers’ Compensation	85	-	-	-

Total		2,702	900	2,372	900

205	Labour

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2017-18 Estimate
1	Occupational Health and Safety	48,584

The department recovers funds from the Workers’ Compensation Board:

-   to promote a culture of health and safety and injury prevention in Alberta workplaces through policy and legislative development and technical support, along with the Work Safe Alberta initiative;

-   which are devoted to working with safety associations, industry groups, educational institutions and labour organizations to encourage employers and workers to build effective health and safety programs; and

-   which are devoted to providing employers and workers with useful information about how to work safely, conducting inspections of Alberta worksites to ensure compliance with the Occupational Health and Safety Act, Regulation and Code, and responding to complaints. Element 3.3

2	International Educational Assessment Services	2,125

Fees are collected for the provision of international educational assessment services for immigrants seeking employment and/or education in Alberta. In addition, other jurisdictions contract with Alberta to provide these services to immigrants in their jurisdictions on a fee for service basis. Element 2.6

Total		50,709

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Occupational Health and Safety	900

The department recovers funds from the Workers’ Compensation Board:

-   to promote a culture of health and safety and injury prevention in Alberta workplaces through policy and legislative development and technical support, along with the Work Safe Alberta initiative;

-   which are devoted to working with safety associations, industry groups, educational institutions and labour organizations to encourage employers and workers to build effective health and safety programs; and

-   which are devoted to providing employers and workers with useful information about how to work safely, conducting inspections of Alberta worksites to ensure compliance with the Occupational Health and Safety Act, Regulation and Code, and responding to complaints. Element 3.3

Total		900

Labour	206

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	3	-	-	-
Workforce Strategies	395	189	189	139
Safe, Fair and Healthy Workplaces	1,224	740	740	599
Appeals Commission for Alberta Workers’ Compensation	286	295	295	165
Valuation Adjustments and Other Provisions
Ministry Support Services	451	-	-	-
Workforce Strategies	519	-	-	-
Safe, Fair and Healthy Workplaces	600	-	-	-
Labour Relations Board	(24)	-	-	-
Appeals Commission for Alberta Workers’ Compensation	(55)	-	-	-

Total	3,399	1,224	1,224	903

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Labour Relations Board	-	-	-	700

Total	-	-	-	700

207	Labour

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Ministry Support Services	12,734	-	-	12,734
Workforce Strategies	108,435	139	(2,000)	106,574
Safe, Fair and Healthy Workplaces	65,881	599	-	66,480
Labour Relations Board	3,586	-	-	3,586
Appeals Commission for Alberta Workers’ Compensation	13,503	165	-	13,668
Total	204,139	903	(2,000)	203,042

CAPITAL INVESTMENT
Safe, Fair and Healthy Workplaces	900	-	-	900
Labour Relations Board	-	700	(700)	-
Total	900	700	(700)	900

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	204,139	-	(2,000)	202,139
Amortization	-	903	-	903
Total	204,139	903	(2,000)	203,042

CAPITAL INVESTMENT	900	700	(700)	900

Labour	208

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
General Revenue Fund
Department of Labour	102,875	112,986	122,344	114,743
Inter-Ministry Consolidation Adjustment	-	-	-	(700)
Consolidated Total	102,875	112,986	122,344	114,043

EXPENSE
General Revenue Fund
Department of Labour	188,868	207,073	202,873	205,042
Inter-Ministry Consolidation Adjustment	(2,141)	(2,000)	(2,000)	(2,000)
Consolidated Total	186,727	205,073	200,873	203,042
Net Operating Result	(83,852)	(92,087)	(78,529)	(88,999)

CAPITAL INVESTMENT
General Revenue Fund
Department of Labour	2,702	900	2,372	1,600
Inter-Ministry Consolidation Adjustment	-	-	-	(700)
Consolidated Total	2,702	900	2,372	900

209	Labour

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Internal Government Transfers	-	-	-	700
Labour Market Development	44,369	48,616	57,974	48,066
Other Revenue	56,018	61,772	61,772	63,792
Premiums, Fees and Licences	1,413	2,185	2,185	2,185
Transfers from Government of Canada	1,075	413	413	-
Ministry Total	102,875	112,986	122,344	114,743

EXPENSE

Ministry Support Services	14,028	9,971	12,971	12,734
Workforce Strategies	99,915	115,406	108,206	108,574
Safe, Fair and Healthy Workplaces	59,199	64,258	64,258	66,480
Labour Relations Board	3,327	3,622	3,622	3,586
Appeals Commission for Alberta Workers’ Compensation	12,399	13,816	13,816	13,668
Ministry Total	188,868	207,073	202,873	205,042
Net Operating Result	(85,993)	(94,087)	(80,529)	(90,299)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	51	-	-	-
Workforce Strategies	1,809	-	1,472	-
Safe, Fair and Healthy Workplaces	757	900	900	900
Labour Relations Board	-	-	-	700
Appeals Commission for Alberta Workers’ Compensation	85	-	-	-
Ministry Total	2,702	900	2,372	1,600

AMORTIZATION	(1,908)	(1,224)	(1,224)	(903)
Total Change	794	(324)	1,148	697

Labour	210

SUMMARY OF RELATED PARTY ADJUSTMENTS
CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers from Department of Service Alberta to Department of Labour	-	-	-	(700)
Total	-	-	-	(700)

EXPENSE
Operating Expense
Transfers from Department of Labour
to Alberta Health Services	(202)	-	-	-
to Post-secondary Institutions	(2,928)	(2,000)	(2,000)	(2,000)
to School Boards	(111)	-	-	-
Accounting policy adjustments for Department of Labour	1,100	-	-	-
Total	(2,141)	(2,000)	(2,000)	(2,000)

CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers from Department of Service Alberta to Department of Labour	-	-	-	(700)
Total	-	-	-	(700)

211	Labour

Municipal Affairs

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	1,384,285	1,741,138	2,461,189	1,687,610

CAPITAL INVESTMENT	2,315	3,017	1,837	8,437

FINANCIAL TRANSACTIONS	147,008	367,472	232,462	138,279

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2015-16	2016-17	2016-17	2017-18
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		829	895	895	884
1.2	Deputy Minister’s Office		890	905	905	893
1.3	Support Services		13,793	15,619	15,119	14,376
		Sub-total	15,512	17,419	16,919	16,153

2	Municipal Services and Legislation
2.1	Program Support		1,810	1,794	1,794	1,936
2.2	Major Legislative Projects and Strategic Planning		2,299	3,109	3,109	3,274
2.3	Municipal Services		6,548	7,715	7,715	7,207
		Sub-total	10,657	12,618	12,618	12,417

3	Municipal Assessments and Grant Administration
3.1	Program Support		1,349	1,396	1,396	1,406
3.2	Assessment Services		6,886	8,118	8,118	16,903
3.3	Grants and Education Property Tax		5,574	6,097	6,243	6,015
		Sub-total	13,809	15,611	15,757	24,324

4	Municipal Sustainability Initiative
4.1	Municipal Sustainability Initiative Operating		28,212	30,000	28,288	30,000

5	Federal Grant Programs
5.1	Federal Gas Tax Fund		90	-	-	-
5.2	Building Canada - Communities Component		309	-	-	-
5.3	Small Communities Fund		188	-	-	-
		Sub-total	587	-	-	-

6	Grants in Place of Taxes		64,555	56,459	55,459	59,287

7	Alberta Community Partnership		18,084	20,000	18,500	18,500

8	Public Safety
8.1	Strategic and System Support		3,994	3,767	3,767	3,716
8.2	Community and Technical Support		4,476	5,290	5,290	5,219
8.3	Office of the Fire Commissioner		4,010	4,037	4,237	4,238
8.4	Tank Site Remediation Program		152	-	-	-
8.5	New Home Buyer Protection Program		1,231	2,827	2,443	5,274
		Sub-total	13,863	15,921	15,737	18,447

9	Alberta Emergency Management Agency
9.1	Managing Director’s Office		461	473	473	720
9.2	Policy and Support		2,528	4,926	4,926	4,188
9.3	Operations		5,920	6,450	6,450	6,480
9.4	Recovery Operations		3,985	3,091	3,091	3,411
9.5	Disaster Recovery		3,428	200	948	200
9.6	Emergency Preparedness Grants		150	150	150	150
		Sub-total	16,472	15,290	16,038	15,149

Municipal Affairs	214

EXPENSE VOTE BY PROGRAM … continued
(thousands of dollars)				Comparable
			2015-16	2016-17	2016-17	2017-18
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE … continued
10	Municipal Government Board		4,132	4,520	4,520	7,135

11	Library Services
11.1	Library Services Operations		1,568	1,698	1,698	1,675
11.2	Provincial Library Network		34,275	34,921	34,921	35,309
		Sub-total	35,843	36,619	36,619	36,984

12	2013 Alberta Flooding
12.2	Property Tax Relief		3,005	-	-	-
12.3	High River - Long-term Recovery		1,424	3,812	3,812	-
12.4	Other Initiatives		2,565	-	-	-
		Sub-total	6,994	3,812	3,812	-

13	2016 Wood Buffalo Wildfire
13.1	2016 Wood Buffalo Wildfire - Response		-	-	499,409	-
13.2	2016 Wood Buffalo Wildfire - Recovery		-	-	240,050	2,478
		Sub-total	-	-	739,459	2,478

CAPITAL GRANTS
4	Municipal Sustainability Initiative
4.2	Municipal Sustainability Initiative Capital		498,888	846,000	847,712	846,000
4.3	Basic Municipal Transportation Grant		349,789	359,546	340,708	335,000
		Sub-total	848,677	1,205,546	1,188,420	1,181,000

5	Federal Grant Programs
5.1	Federal Gas Tax Fund		208,025	219,083	220,245	222,036
5.2	Building Canada - Communities Component		-	-	558	-
5.3	Small Communities Fund		56,012	74,000	74,000	31,000
		Sub-total	264,037	293,083	294,803	253,036

7	Alberta Community Partnership		26,223	-	-	-

11	Library Services
11.2	Provincial Library Network		-	-	-	12,700

12	2013 Alberta Flooding
12.3	High River - Long-term Recovery		16,628	14,240	14,240	-

Total			1,384,285	1,741,138	2,461,189	1,687,610

215	Municipal Affairs

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)				Comparable
			2015-16	2016-17	2016-17	2017-18
			Actual	Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Support Services		802	85	85	85

2	Municipal Services and Legislation
2.1	Program Support		-	85	85	85

3	Municipal Assessments and Grant Administration
3.2	Assessment Services		30	447	447	3,447
3.3	Grants and Education Property Tax		321	400	400	400
		Sub-total	351	847	847	3,847

8	Public Safety
8.5	New Home Buyer Protection Program		398	-	384	420

9	Alberta Emergency Management Agency
9.4	Recovery Operations		764	2,000	436	4,000

Total			2,315	3,017	1,837	8,437

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
2013 ALBERTA FLOODING LIABILITY RETIREMENT
12	2013 Alberta Flooding
12.1	Disaster Recovery Program - Flooding		147,008	367,472	232,462	138,279

Total			147,008	367,472	232,462	138,279

Municipal Affairs	216

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2017-18
		Estimate
1	Assessment Services	11,903
	The cost of preparing the linear and industrial property assessments is recovered from municipalities. Element 3.2

Total		11,903

217	Municipal Affairs

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable
	2015-16	2016-17	2016-17	2017-18
	Actual	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Alberta Emergency Management Agency	18,767	19,025	19,025	19,025

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	178	548	548	548
Municipal Services and Legislation	8	20	20	20
Municipal Assessments and Grant Administration	392	1,447	1,447	1,447
Public Safety	899	800	800	800
Alberta Emergency Management Agency	195	110	110	110
Municipal Government Board	3	4	4	4
Valuation Adjustments and Other Provisions
Ministry Support Services	56	200	200	200
Municipal Services and Legislation	54	-	-	-
Municipal Assessments and Grant Administration	13	-	-	-
Public Safety	(158)	-	-	-
Alberta Emergency Management Agency	311	-	-	-
Municipal Government Board	(23)	-	-	-
Library Services	26	-	-	-

Total	20,721	22,154	22,154	22,154

Municipal Affairs	218

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

 RECONCILIATION BY PROGRAM

(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2017-18
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	16,153	748	-	-	16,901
Municipal Services and Legislation	12,417	20	-	-	12,437
Municipal Assessments and Grant Administration	24,324	1,447	-	-	25,771
Municipal Sustainability Initiative	1,211,000	-	-	-	1,211,000
Federal Grant Programs	253,036	-	-	-	253,036
Grants in Place of Taxes	59,287	-	-	-	59,287
Alberta Community Partnership	18,500	-	-	-	18,500
Public Safety	18,447	800	-	-	19,247
Alberta Emergency Management Agency	15,149	19,135	-	-	34,284
Municipal Government Board	7,135	4	-	-	7,139
Library Services	49,684	-	-	-	49,684
Safety Codes Council	-	-	11,553	-	11,553
2016 Wood Buffalo Wildfire	2,478	-	-	-	2,478
Total	1,687,610	22,154	11,553	-	1,721,317

CAPITAL INVESTMENT
Ministry Support Services	85	-	-	-	85
Municipal Services and Legislation	85	-	-	-	85
Municipal Assessments and Grant Administration	3,847	-	-	-	3,847
Public Safety	420	-	-	-	420
Alberta Emergency Management Agency	4,000	-	-	-	4,000
Safety Codes Council	-	-	2,191	-	2,191
Total	8,437	-	2,191	-	10,628

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	238,396	19,225	11,253	-	268,874
Disaster assistance - 2016 Wood Buffalo wildfire	2,478	-	-	-	2,478
Capital grants	1,446,736	-	-	-	1,446,736
Amortization	-	2,929	300	-	3,229
Total	1,687,610	22,154	11,553	-	1,721,317

CAPITAL INVESTMENT
Capital investment	8,437	-	2,191	-	10,628

219	Municipal Affairs

 EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)		Comparable
	2015-16	2016-17	2016-17	2017-18
	Actual	Budget	Forecast	Estimate
EXPENSE
Department of Municipal Affairs
Operating expense
3.3 Grants and Education Property Tax	-	-	146	-

Municipal Affairs	220

 EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)		Comparable
	2015-16	2016-17	2016-17	2017-18
	Actual	Budget	Forecast	Estimate
REVENUE
General Revenue Fund
Department of Municipal Affairs	316,355	282,881	803,844	274,605
Provincial Corporation or Agency
Safety Codes Council	10,141	19,125	9,021	9,956
Intra-Ministry Consolidation Adjustment	(360)	-	-	-
Ministry Total	326,136	302,006	812,865	284,561
Inter-Ministry Consolidation Adjustment	(11,914)	-	(10,000)	-
Consolidated Total	314,222	302,006	802,865	284,561

EXPENSE
General Revenue Fund
Department of Municipal Affairs	1,405,006	1,763,292	2,483,343	1,709,764
Provincial Corporation or Agency
Safety Codes Council	9,242	18,764	8,994	11,553
Intra-Ministry Consolidation Adjustment	(360)	-	-	-
Ministry Total	1,413,888	1,782,056	2,492,337	1,721,317
Inter-Ministry Consolidation Adjustment	(225)	-	-	-
Consolidated Total	1,413,663	1,782,056	2,492,337	1,721,317
Net Operating Result	(1,099,441)	(1,480,050)	(1,689,472)	(1,436,756)

CAPITAL INVESTMENT
General Revenue Fund
Department of Municipal Affairs	2,315	3,017	1,837	8,437
Provincial Corporation or Agency
Safety Codes Council	688	858	357	2,191
Ministry Total	3,003	3,875	2,194	10,628
Consolidated Total	3,003	3,875	2,194	10,628

221	Municipal Affairs

 MINISTRY FINANCIAL STATEMENTS

 STATEMENT OF OPERATIONS

(thousands of dollars)		Comparable
	2015-16	2016-17	2016-17	2017-18
	Actual	Budget	Forecast	Estimate
REVENUE

Building Canada - Communities Component	155	-	279	-
Other Transfers from Government of Canada	24,208	37,000	546,000	15,500
Premiums, Fees and Licences	30,975	40,696	30,792	35,425
Investment Income	713	215	215	120
Other Revenue	80,145	5,012	15,334	11,480
Federal Gas Tax Fund	208,114	219,083	220,245	222,036
2013 Alberta Flood Assistance	(18,174)	-	-	-
Ministry Total	326,136	302,006	812,865	284,561

EXPENSE

Ministry Support Services	15,746	18,167	17,667	16,901
Municipal Services and Legislation	10,719	12,638	12,638	12,437
Municipal Assessments and Grant Administration	14,214	17,058	17,204	25,771
Municipal Sustainability Initiative	876,889	1,235,546	1,216,708	1,211,000
Federal Grant Programs	264,624	293,083	294,803	253,036
Grants in Place of Taxes	64,555	56,459	55,459	59,287
Alberta Community Partnership	44,307	20,000	18,500	18,500
Public Safety	14,244	16,721	16,537	19,247
Alberta Emergency Management Agency	35,745	34,425	35,173	34,284
Municipal Government Board	4,112	4,524	4,524	7,139
Library Services	35,869	36,619	36,619	49,684
Safety Codes Council	9,242	18,764	8,994	11,553
2013 Alberta Flooding	23,622	18,052	18,052	-
2016 Wood Buffalo Wildfire	-	-	739,459	2,478
Ministry Total	1,413,888	1,782,056	2,492,337	1,721,317
Net Operating Result	(1,087,752)	(1,480,050)	(1,679,472)	(1,436,756)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	802	85	85	85
Municipal Services and Legislation	-	85	85	85
Municipal Assessments and Grant Administration	351	847	847	3,847
Public Safety	398	-	384	420
Alberta Emergency Management Agency	764	2,000	436	4,000
Safety Codes Council	688	858	357	2,191
Ministry Total	3,003	3,875	2,194	10,628

AMORTIZATION	(1,932)	(3,097)	(3,097)	(3,229)

DISPOSALS OR WRITE OFFS	-	(5)	(5)	(5)
Total Change	1,071	773	(908)	7,394

Municipal Affairs	222

DEPARTMENT OF MUNICIPAL AFFAIRS
STATEMENT OF OPERATIONS
(thousands of dollars)		Comparable
	2015-16	2016-17	2016-17	2017-18
	Actual	Budget	Forecast	Estimate
REVENUE

Building Canada - Communities Component	155	-	279	-
Disaster Assistance	(3,892)	-	509,000	-
Other Transfers from Government of Canada	28,100	37,000	37,000	15,500
Premiums, Fees and Licences	21,997	22,281	22,481	26,089
Refunds of Expense	75,833	181	181	-
Other Revenue	4,222	4,336	14,658	10,980
Federal Gas Tax Fund	208,114	219,083	220,245	222,036
2013 Alberta Flood Assistance	(18,174)	-	-	-
Total	316,355	282,881	803,844	274,605

EXPENSE

Ministry Support Services	15,746	18,167	17,667	16,901
Municipal Services and Legislation	10,719	12,638	12,638	12,437
Municipal Assessments and Grant Administration	14,214	17,058	17,204	25,771
Municipal Sustainability Initiative	876,889	1,235,546	1,216,708	1,211,000
Federal Grant Programs	264,624	293,083	294,803	253,036
Grants in Place of Taxes	64,555	56,459	55,459	59,287
Alberta Community Partnership	44,307	20,000	18,500	18,500
Public Safety	14,604	16,721	16,537	19,247
Alberta Emergency Management Agency	35,745	34,425	35,173	34,284
Municipal Government Board	4,112	4,524	4,524	7,139
Library Services	35,869	36,619	36,619	49,684
2013 Alberta Flooding	23,622	18,052	18,052	-
2016 Wood Buffalo Wildfire	-	-	739,459	2,478
Total	1,405,006	1,763,292	2,483,343	1,709,764
Net Operating Result	(1,088,651)	(1,480,411)	(1,679,499)	(1,435,159)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	802	85	85	85
Municipal Services and Legislation	-	85	85	85
Municipal Assessments and Grant Administration	351	847	847	3,847
Public Safety	398	-	384	420
Alberta Emergency Management Agency	764	2,000	436	4,000
Total	2,315	3,017	1,837	8,437

AMORTIZATION	(1,675)	(2,929)	(2,929)	(2,929)
Total Change	640	88	(1,092)	5,508

223	Municipal Affairs

 SAFETY CODES COUNCIL

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfer from Department	360	-	-	-
Investment Income	713	215	215	120
Premiums, Fees and Licences	8,978	18,415	8,311	9,336
Other Revenue	90	495	495	500
Total	10,141	19,125	9,021	9,956

EXPENSE

Annual Conference	211	242	283	347
Appeals	81	151	55	206
General Operating	8,253	17,869	7,861	10,335
Meetings	105	295	215	236
Training Programs	592	207	580	429
Total	9,242	18,764	8,994	11,553
Net Operating Result	899	361	27	(1,597)

CHANGE IN CAPITAL ASSETS
INVESTMENT

General Operating	688	858	357	2,191
AMORTIZATION	(257)	(168)	(168)	(300)

DISPOSALS OR WRITE OFFS	-	(5)	(5)	(5)
Total Change	431	685	184	1,886

Municipal Affairs	224

 SUMMARY OF RELATED PARTY ADJUSTMENTS

 CONSOLIDATION AMOUNTS WITHIN THE MINISTRY

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers from Department of Municipal Affairs to Safety Codes Council	(360)	-	-	-
Total	(360)	-	-	-

EXPENSE
Operating Expense
Transfers from Department of Municipal Affairs to Safety Codes Council	(360)	-	-	-
Total	(360)	-	-	-

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
REVENUE
Transfers from Alberta Health Services to Department of Municipal Affairs	-	-	(10,000)	-
Accounting policy adjustments for Department of Municipal Affairs	(11,914)	-	-	-
Total	(11,914)	-	(10,000)	-

EXPENSE
Operating Expense
Transfers from Department of Municipal Affairs
to Alberta Health Services	(139)	-	-	-
to Post-secondary Institutions	(86)	-	-	-
Total	(225)	-	-	-

225	Municipal Affairs

Seniors and Housing

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	547,938	539,711	540,211	532,729

CAPITAL INVESTMENT	20,000	187,030	187,030	166,580

FINANCIAL TRANSACTIONS	5,488	12,850	15,550	17,500

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		660	663	663	663
1.2	Deputy Minister’s Office		759	744	744	725
1.3	Strategic Corporate Services		6,164	6,872	6,872	6,856
1.4	Communications		772	788	788	767
		Sub-total	8,355	9,067	9,067	9,011

2	Seniors Services
2.1	Program Planning and Delivery		5,888	7,552	7,552	7,143
2.2	Special Needs Assistance Grants		26,536	22,440	22,440	23,090
2.3	Seniors Home Adaptation and Repair		-	2,000	2,000	2,000
2.4	Seniors Community Grants		1,830	2,607	2,607	1,801
2.5	Seniors Advocate		-	987	987	984
		Sub-total	34,254	35,586	35,586	35,018

3	Alberta Seniors Benefit
3.1	Program Delivery		8,950	8,369	8,369	8,550
3.2	Alberta Seniors Benefit Grants		268,233	270,218	270,218	270,918
3.3	Supplementary Accommodations Benefit		71,065	78,600	78,600	85,500
		Sub-total	348,248	357,187	357,187	364,968

4	Housing
4.1	Program Planning and Delivery		9,993	12,110	12,110	12,384
4.2	Assistance to Alberta Social Housing Corporation		147,088	125,761	126,261	111,348
		Sub-total	157,081	137,871	138,371	123,732

Total			547,938	539,711	540,211	532,729

CAPITAL INVESTMENT VOTE BY PROGRAM
CAPITAL PAYMENTS TO RELATED PARTIES
4	Housing
4.2	Assistance to Alberta Social Housing Corporation		20,000	187,030	187,030	166,580

Total			20,000	187,030	187,030	166,580

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
LOANS AND ADVANCES
2	Seniors Services
2.3	Seniors Home Adaptation and Repair		-	7,000	9,000	10,200
2.6	Property Tax Deferral		5,488	5,850	6,550	7,300
		Sub-total	5,488	12,850	15,550	17,500

Total			5,488	12,850	15,550	17,500

Seniors and Housing	228

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	3	133	133	133
Housing	1	94	94	94
Valuation Adjustments and Other Provisions
Ministry Support Services	15	38	38	38
Seniors Services	(39)	-	-	-
Alberta Seniors Benefit	198	100	100	100
Housing	(5)	-	-	-

Total	173	365	365	365

229	Seniors and Housing

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

 RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Ministry Support Services	9,011	171	-	-	9,182
Seniors Services	35,018	-	-	-	35,018
Alberta Seniors Benefit	364,968	100	-	-	365,068
Housing	123,732	94	-	(111,348)	12,478
Alberta Social Housing Corporation	-	-	266,942	-	266,942
Total	532,729	365	266,942	(111,348)	688,688

CAPITAL INVESTMENT
Housing	166,580	-	-	(166,580)	-
Alberta Social Housing Corporation	-	-	257,973	-	257,973
Total	166,580	-	257,973	(166,580)	257,973

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	532,729	138	172,555	(111,348)	594,074
Capital grants	-	-	47,890	-	47,890
Amortization	-	227	41,064	-	41,291
Debt servicing costs - general	-	-	5,433	-	5,433
Total	532,729	365	266,942	(111,348)	688,688

CAPITAL INVESTMENT
Capital investment	-	-	257,973	-	257,973
Capital Payments to Related Parties	166,580	-	-	(166,580)	-
Total	166,580	-	257,973	(166,580)	257,973

Seniors and Housing	230

 EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
EXPENSE
Department of Seniors and Housing
Operating expense
4.2 Assistance to Alberta Social Housing Corporation	-	-	500	-
Alberta Social Housing Corporation
Operating expense
Family Community Housing	-	-	350	-
Seniors Community Housing	-	-	150	-
Intra-Ministry Consolidation Adjustment	-	-	(500)	-
Consolidated Total	-	-	500	-

231	Seniors and Housing

 EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
General Revenue Fund
Department of Seniors and Housing	22,767	1,180	8,380	9,127
Provincial Corporation or Agency
Alberta Social Housing Corporation	273,226	215,726	249,526	238,551
Intra-Ministry Consolidation Adjustment	(147,088)	(125,761)	(126,261)	(111,348)
Ministry Total	148,905	91,145	131,645	136,330
Inter-Ministry Consolidation Adjustment	(34)	-	-	-
Consolidated Total	148,871	91,145	131,645	136,330

EXPENSE
General Revenue Fund
Department of Seniors and Housing	568,111	727,106	727,606	699,674
Provincial Corporation or Agency
Alberta Social Housing Corporation	221,107	235,672	325,354	266,942
Intra-Ministry Consolidation Adjustment	(167,088)	(312,791)	(313,291)	(277,928)
Ministry Total	622,130	649,987	739,669	688,688
Inter-Ministry Consolidation Adjustment	(51)	-	-	-
Consolidated Total	622,079	649,987	739,669	688,688
Net Operating Result	(473,208)	(558,842)	(608,024)	(552,358)

CAPITAL INVESTMENT
Provincial Corporation or Agency
Alberta Social Housing Corporation	74,055	258,974	144,285	257,973
Consolidated Total	74,055	258,974	144,285	257,973

Seniors and Housing	232

 MINISTRY FINANCIAL STATEMENTS

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Other Transfers from Government of Canada	82,587	79,430	101,030	114,703
Investment Income	1,907	2,200	2,200	2,894
Other Revenue	64,411	9,515	28,415	18,733
Ministry Total	148,905	91,145	131,645	136,330

EXPENSE

Ministry Support Services	8,373	9,238	9,238	9,182
Seniors Services	34,215	35,586	35,586	35,018
Alberta Seniors Benefit	348,446	357,287	357,287	365,068
Housing	9,989	12,204	12,204	12,478
Alberta Social Housing Corporation	221,107	235,672	325,354	266,942
Ministry Total	622,130	649,987	739,669	688,688
Net Operating Result	(473,225)	(558,842)	(608,024)	(552,358)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Alberta Social Housing Corporation	74,055	258,974	144,285	257,973
AMORTIZATION	(33,185)	(37,566)	(39,806)	(41,291)

DISPOSALS OR WRITE OFFS	-	(300)	(642)	(300)
Total Change	40,870	221,108	103,837	216,382

CHANGE IN INVENTORY ASSETS
CONSUMPTION	(2,114)	-	-	-
Total Change	(2,114)	-	-	-

233	Seniors and Housing

 DEPARTMENT OF SENIORS AND HOUSING

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Investment Income	322	800	800	1,494
Refunds of Expense	22,445	380	7,580	7,633
Total	22,767	1,180	8,380	9,127

EXPENSE

Ministry Support Services	8,373	9,238	9,238	9,182
Seniors Services	34,215	35,586	35,586	35,018
Alberta Seniors Benefit	348,446	357,287	357,287	365,068
Housing	177,077	324,995	325,495	290,406
Total	568,111	727,106	727,606	699,674
Net Operating Result	(545,344)	(725,926)	(719,226)	(690,547)

CHANGE IN CAPITAL ASSETS
AMORTIZATION	(4)	(227)	(227)	(227)
Total Change	(4)	(227)	(227)	(227)

Seniors and Housing	234

 ALBERTA SOCIAL HOUSING CORPORATION

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Refunds of Expense	22,723	-	11,700	-
Transfer from Department	167,088	312,791	313,291	277,928
Deferral of capital contributions from Department	(20,000)	(187,030)	(187,030)	(166,580)
Recoveries from Canada Mortgage and Housing Corporation	82,587	79,430	101,030	114,703
Investment Income	1,585	1,400	1,400	1,400
Other Revenue	19,243	9,135	9,135	11,100
Total	273,226	215,726	249,526	238,551

EXPENSE

Family Community Housing	49,678	61,368	87,237	78,749
Seniors Community Housing	88,070	94,357	147,628	99,520
Special Needs Housing	5,435	5,802	16,002	15,202
Rental Assistance	64,167	66,600	66,600	66,600
Emergency Housing	5,489	1,438	1,780	1,438
Interest on Debt for Social Housing	8,268	6,107	6,107	5,433
Total	221,107	235,672	325,354	266,942
Net Operating Result	52,119	(19,946)	(75,828)	(28,391)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Family Community Housing	9,195	62,491	17,326	44,848
Seniors Community Housing	60,670	196,483	126,959	213,125
Emergency Housing	4,190	-	-	-
Total	74,055	258,974	144,285	257,973

AMORTIZATION	(33,181)	(37,339)	(39,579)	(41,064)

DISPOSALS OR WRITE OFFS	-	(300)	(642)	(300)
Total Change	40,874	221,335	104,064	216,609

CHANGE IN INVENTORY ASSETS
CONSUMPTION	(2,114)	-	-	-
Total Change	(2,114)	-	-	-

235	Seniors and Housing

 SUMMARY OF RELATED PARTY ADJUSTMENTS

 CONSOLIDATION AMOUNTS WITHIN THE MINISTRY

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers from Department of Seniors and Housing to Alberta Social Housing Corporation	(147,088)	(125,761)	(126,261)	(111,348)
Capital contributions from the Department to Alberta Social Housing Corporation	(20,000)	(187,030)	(187,030)	(166,580)
Deferral of capital contributions by Alberta Social Housing Corporation	20,000	187,030	187,030	166,580
Total	(147,088)	(125,761)	(126,261)	(111,348)

EXPENSE
Operating Expense
Transfers from Department of Seniors and Housing to Alberta Social Housing Corporation	(147,088)	(125,761)	(126,261)	(111,348)
Capital Payments to Related Parties
Transfers from Department of Seniors and Housing to Alberta Social Housing Corporation	(20,000)	(187,030)	(187,030)	(166,580)
Total	(167,088)	(312,791)	(313,291)	(277,928)

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
REVENUE
Transfers from Alberta Health Services to Alberta Social Housing Corporation	(34)	-	-	-
Total	(34)	-	-	-

EXPENSE
Operating Expense
Accounting policy adjustments for Department of Seniors and Housing	(51)	-	-	-
Total	(51)	-	-	-

Seniors and Housing	236

Service Alberta

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	324,058	333,135	349,545	333,193

CAPITAL INVESTMENT	91,007	135,897	102,729	131,155

FINANCIAL TRANSACTIONS	13,673	7,650	11,250	10,150

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		775	785	785	785
1.2	Deputy Minister’s Office		705	815	815	805
1.3	Corporate Services		10,171	11,024	11,024	10,786
		Sub-total	11,651	12,624	12,624	12,376

2	Land Titles		11,196	10,365	10,365	11,470

3	Motor Vehicles		17,676	15,685	15,410	16,735

4	Other Registry Services		9,646	8,200	7,925	9,680

5	Registry Information Systems		21,608	22,090	22,090	19,415

6	Consumer Awareness and Advocacy		20,565	21,645	21,705	21,295

7	Utilities Consumer Advocate		7,667	9,095	9,095	9,025

8	Business Services
8.1	Procurement and Administration Services		40,189	35,410	35,410	34,940
8.2	Financial and Employee Services		17,236	19,550	19,550	19,505
8.3	Business Services Systems		21,548	22,445	22,445	22,265
		Sub-total	78,973	77,405	77,405	76,710

9	Technology Services
9.1	Technology Operations and Infrastructure		89,883	87,795	100,595	89,235
9.2	Enterprise Services		15,431	15,065	15,065	13,995
9.3	Network Services		29,117	31,000	29,600	31,220
		Sub-total	134,431	133,860	145,260	134,450

10	Alberta First Responders Radio Communications System		10,645	17,166	22,666	17,037

CAPITAL GRANTS
9	Technology Services
9.2	Enterprise Services		-	5,000	5,000	5,000

Total			324,058	333,135	349,545	333,193

Service Alberta	238

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2	Land Titles	125	-	-	-

5	Registry Information Systems	7,615	6,359	9,551	15,430

8	Business Services
8.1	Procurement and Administration Services	13,687	12,765	12,765	20,000
8.3	Business Services Systems	1,865	8,568	-	-
	Sub-total	15,552	21,333	12,765	20,000

9	Technology Services
9.1	Technology Operations and Infrastructure	-	10,421	11,421	10,421
9.2	Enterprise Services	16,779	61,654	46,062	71,880
9.3	Network Services	126	-	-	-
	Sub-total	16,905	72,075	57,483	82,301

10	Alberta First Responders Radio Communications System	50,810	36,130	22,930	13,424

Total		91,007	135,897	102,729	131,155

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITIONS
8	Business Services
8.1	Procurement and Administration Services	13,673	7,650	11,250	10,150

Total		13,673	7,650	11,250	10,150

239	Service Alberta

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2017-18 Estimate
1	Other Registry Services	50
	Fee charged for special reports generated from the registry information system is used to fund the production of these reports. Program 4

2	Specialty License Plates	100
	Fee collected for specialty license plates that allows Albertans to show their support for charitable organizations and is used to fund the production of the plates. Program 3

3	Residential Tenancy Dispute Resolution Service	620
	Fee collected from landlords and tenants to resolve disputes, outside of the provincial court, is used to fund the cost of this service. Program 6

4	Utilities Consumer Advocate	9,095

Funding from the electrical system’s Balancing Pool (80%) and from three provincial natural gas distributors (20%) is used to fund the operations of the Utilities Consumer Advocate which represents the interests of residential, farm and small business consumers of electricity and natural gas. Funding is based on the actual amount expended during the year. Program 7

5	Services to Ministries	50,935

Funding received from other ministries is used to provide services to other government departments (e.g. administrative services, technology services, contact centres, and fleet administration). Programs 6, 8 and 9.

Total		60,800

FINANCIAL TRANSACTIONS AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Services to Ministries	8,500
	Funding received from other ministries is used to provide cross-government mail services. Program 8

Total		8,500

Service Alberta	240

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Land Titles	-	20	20	20
Other Registry Services	-	5	5	5
Business Services	(3,120)	-	-	-
DEPARTMENT NON-CASH AMOUNTS
Operating Expense
Business Services	395	-	-	-
Capital Grants
Technology Services	-	-	-	35,055
Amortization
Ministry Support Services	13	-	-	-
Land Titles	294	-	-	-
Motor Vehicles	1,122	-	-	-
Other Registry Services	164	-	-	-
Registry Information Systems	1,128	4,700	4,700	4,700
Consumer Awareness and Advocacy	28	1,320	1,320	1,320
Business Services	12,703	16,780	16,780	16,780
Technology Services	20,797	18,900	17,900	18,900
Alberta First Responders Radio Communications System	6	42,017	32,017	42,893
Consumption of Inventory
Ministry Support Services	11	15	15	15
Land Titles	193	150	150	150
Motor Vehicles	2,546	510	1,135	510
Other Registry Services	925	885	1,160	885
Registry Information Systems	2	-	-	-
Consumer Awareness and Advocacy	34	20	20	20
Utilities Consumer Advocate	2	-	-	-
Business Services	10,054	6,070	8,770	8,570
Technology Services	1	-	-	-
Valuation Adjustments and Other Provisions
Ministry Support Services	250	37	37	37
Land Titles	93	-	-	-
Motor Vehicles	(19)	-	-	-
Other Registry Services	(4)	-	-	-
Registry Information Systems	15	-	-	-
Consumer Awareness and Advocacy	42	95	95	95
Utilities Consumer Advocate	18	30	30	30
Business Services	94	435	435	435
Technology Services	165	440	440	440
Write Down or Loss on Disposal of Capital Assets
Business Services	178	-	-	-
Total	48,130	92,429	85,029	130,860

241	Service Alberta

AMOUNTS NOT REQUIRED TO BE VOTED ... continued

CAPITAL INVESTMENT
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Business Services	540	-	-	-
Capital Asset Exchanges
Alberta First Responders Radio Communications System	(438)	-	-	-

Total	102	-	-	-

Service Alberta	242

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Ministry Support Services	12,376	52	-	12,428
Land Titles	11,470	170	-	11,640
Motor Vehicles	16,735	510	-	17,245
Other Registry Services	9,680	890	-	10,570
Registry Information Systems	19,415	4,700	-	24,115
Consumer Awareness and Advocacy	21,295	1,435	-	22,730
Utilities Consumer Advocate	9,025	30	-	9,055
Business Services	76,710	25,785	(33,850)	68,645
Technology Services	139,450	54,395	(70,705)	123,140
Alberta First Responders Radio Communications System	17,037	42,893	-	59,930
Total	333,193	130,860	(104,555)	359,498

CAPITAL INVESTMENT
Registry Information Systems	15,430	-	-	15,430
Business Services	20,000	-	-	20,000
Technology Services	82,301	-	-	82,301
Alberta First Responders Radio Communications System	13,424	-	-	13,424
Total	131,155	-	-	131,155

INVENTORY ACQUISITIONS
Business Services	10,150	-	-	10,150

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	328,193	1,062	(69,500)	259,755
Capital grants	5,000	35,055	(35,055)	5,000
Amortization	-	84,593	-	84,593
Inventory consumption (incl Loss on disposal)	-	10,150	-	10,150
Total	333,193	130,860	(104,555)	359,498

CAPITAL INVESTMENT
Capital investment	131,155	-	-	131,155

INVENTORY ACQUISITIONS
Inventory Acquisition	10,150	-	-	10,150

243	Service Alberta

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE
(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
EXPENSE
Department of Service Alberta
Operating expense
6	Consumer Awareness and Advocacy	-	-	60	-

Service Alberta	244

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
General Revenue Fund
Department of Service Alberta	722,733	736,941	724,026	714,329
Ministry Total	722,733	736,941	724,026	714,329
Inter-Ministry Consolidation Adjustment	(71,521)	(61,490)	(79,190)	(69,500)
Consolidated Total	651,212	675,451	644,836	644,829

EXPENSE
General Revenue Fund
Department of Service Alberta	372,188	425,564	434,574	464,053
Ministry Total	372,188	425,564	434,574	464,053
Inter-Ministry Consolidation Adjustment	(71,553)	(61,490)	(79,190)	(104,555)
Consolidated Total	300,635	364,074	355,384	359,498
Net Operating Result	350,577	311,377	289,452	285,331
CAPITAL INVESTMENT
General Revenue Fund
Department of Service Alberta	91,109	135,897	102,729	131,155
Ministry Total	91,109	135,897	102,729	131,155
Consolidated Total	91,109	135,897	102,729	131,155

245	Service Alberta

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Motor Vehicles	516,915	527,550	505,530	504,550
Land Titles	80,069	79,200	72,405	73,386
Other Premiums, Fees and Licences	42,807	48,600	46,800	47,511
Utilities Consumer Advocate	7,687	9,125	9,125	9,055
Other Revenue	75,255	72,466	90,166	79,827
Ministry Total	722,733	736,941	724,026	714,329

EXPENSE

Ministry Support Services	11,925	12,676	12,676	12,428
Land Titles	11,776	10,535	10,535	11,640
Motor Vehicles	21,325	16,195	16,545	17,245
Other Registry Services	10,731	9,090	9,090	10,570
Registry Information Systems	22,753	26,790	26,790	24,115
Consumer Awareness and Advocacy	20,669	23,080	23,140	22,730
Utilities Consumer Advocate	7,687	9,125	9,125	9,055
Business Services	99,277	100,690	103,390	102,495
Technology Services	155,394	158,200	168,600	193,845
Alberta First Responders Radio Communications System	10,651	59,183	54,683	59,930
Ministry Total	372,188	425,564	434,574	464,053
Net Operating Result	350,545	311,377	289,452	250,276

CHANGE IN CAPITAL ASSETS
INVESTMENT

Land Titles	125	-	-	-
Registry Information Systems	7,615	6,359	9,551	15,430
Business Services	16,092	21,333	12,765	20,000
Technology Services	16,905	72,075	57,483	82,301
Alberta First Responders Radio Communications System	50,372	36,130	22,930	13,424
Ministry Total	91,109	135,897	102,729	131,155

AMORTIZATION	(36,255)	(83,717)	(72,717)	(84,593)

DISPOSALS OR WRITE OFFS	(178)	-	-	(35,055)
Total Change	54,676	52,180	30,012	11,507

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITIONS

Business Services	13,673	7,650	11,250	10,150
Ministry Total	13,673	7,650	11,250	10,150

CONSUMPTION	(13,768)	(7,650)	(11,250)	(10,150)
Total Change	(95)	-	-	-

Service Alberta	246

SUMMARY OF RELATED PARTY ADJUSTMENTS
CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Shared service charges collected by Department of Service Alberta	(71,521)	(61,490)	(79,190)	(69,500)
Total	(71,521)	(61,490)	(79,190)	(69,500)

EXPENSE
Operating Expense
Transfers from Department of Service Alberta to:
Post-secondary Institutions	(32)	-	-	-
Shared services provided by Department of Service Alberta	(71,521)	(61,490)	(79,190)	(69,500)
Capital Grants
Transfers from Department of Service Alberta to:
Department of Agriculture and Forestry	-	-	-	(370)
Department of Children’s Services	-	-	-	(8,342)
Department of Community and Social Services	-	-	-	(6,163)
Department of Economic Development and Trade	-	-	-	(2,000)
Department of Education	-	-	-	(6,410)
Department of Environment and Parks	-	-	-	(3,000)
Department of Infrastructure	-	-	-	(1,300)
Department of Justice and Solicitor General	-	-	-	(1,400)
Department of Labour	-	-	-	(700)
Department of Transportation	-	-	-	(1,400)
Department of Treasury Board and Finance	-	-	-	(3,970)
Total	(71,553)	(61,490)	(79,190)	(104,555)

CAPITAL ASSETS
Transfers from Department of Service Alberta to:
Department of Agriculture and Forestry	-	-	-	370
Department of Children’s Services	-	-	-	8,342
Department of Community and Social Services	-	-	-	6,163
Department of Economic Development and Trade	-	-	-	2,000
Department of Education	-	-	-	6,410
Department of Environment and Parks	-	-	-	3,000
Department of Infrastructure	-	-	-	1,300
Department of Justice and Solicitor General	-	-	-	1,400
Department of Labour	-	-	-	700
Department of Transportation	-	-	-	1,400
Department of Treasury Board and Finance	-	-	-	3,970
Total	-	-	-	35,055

247	Service Alberta

Status of Women

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	1,072	7,530	7,155	7,329

CAPITAL INVESTMENT	-	50	50	50

EXPENSE VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	61	140	140	140
1.2	Deputy Minister’s Office	422	680	723	778
1.3	Communications	-	694	694	694
1.4	Corporate Services	100	1,447	1,272	1,248
	Sub-total	583	2,961	2,829	2,860

2	Gender Equality and Advancement	481	2,280	2,037	2,180

3	Gender Policy, Strategy and Innovation	8	2,289	2,289	2,289

Total		1,072	7,530	7,155	7,329

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Corporate Services	-	50	50	50

Total		-	50	50	50

Status of Women	250

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	-	10	10	20
Valuation Adjustments and Other Provisions
Vacation Liability	143	10	10	10

Total	143	20	20	30

251	Status of Women

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

 RECONCILIATION BY PROGRAM

(thousands of dollars)
	Voted Supply	Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Ministry Support Services	2,860	30	-	2,890
Gender Equality and Advancement	2,180	-	-	2,180
Gender Policy, Strategy and Innovation	2,289	-	-	2,289
Total	7,329	30	-	7,359

CAPITAL INVESTMENT
Ministry Support Services	50	-	-	50

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	7,329	10	-	7,339
Amortization	-	20	-	20
Total	7,329	30	-	7,359

CAPITAL INVESTMENT	50	-	-	50

Status of Women	252

 EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
EXPENSE
General Revenue Fund
Department of Status of Women	1,215	7,550	7,175	7,359
Inter-Ministry Consolidation Adjustment	(2)	-	-	-
Consolidated Total	1,213	7,550	7,175	7,359
Net Operating Result	(1,213)	(7,550)	(7,175)	(7,359)

CAPITAL INVESTMENT
General Revenue Fund
Department of Status of Women	-	50	50	50
Consolidated Total	-	50	50	50

253	Status of Women

 MINISTRY FINANCIAL STATEMENTS

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE	-	-	-	-

EXPENSE

Ministry Support Services	726	2,981	2,849	2,890
Gender Equality and Advancement	481	2,280	2,037	2,180
Gender Policy, Strategy and Innovation	8	2,289	2,289	2,289
Ministry Total	1,215	7,550	7,175	7,359
Net Operating Result	(1,215)	(7,550)	(7,175)	(7,359)
CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	-	50	50	50
AMORTIZATION	-	(10)	(10)	(20)
Total Change	-	40	40	30

Status of Women	254

 SUMMARY OF RELATED PARTY ADJUSTMENTS

 CONSOLIDATION AMOUNTS BETWEEN MINISTRIES

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
EXPENSE
Operating Expense
Transfers from Department of Status of Women to Post-secondary Institutions	(2)	-	-	-

255	Status of Women

Transportation

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	836,527	829,133	855,039	1,771,356

CAPITAL INVESTMENT	1,488,722	1,269,804	1,115,290	1,276,319

FINANCIAL TRANSACTIONS	72,167	86,949	86,949	95,831

EXPENSE VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	744	755	755	755
1.2	Deputy Minister’s Office	751	776	776	805
1.3	Communications	1,214	1,248	1,248	1,308
1.4	Strategic Services	28,658	28,944	29,082	29,338
	Sub-total	31,367	31,723	31,861	32,206

2	Program Services and Support	28,287	28,320	27,984	28,224

3	Traffic Safety Services	32,816	35,878	35,365	35,707

4	Grant to Alberta Transportation Safety Board	2,360	2,360	2,360	2,340

5	Provincial Highway Maintenance and Preservation
5.1	Maintenance	270,306	267,068	264,689	254,064
5.2	P3 Maintenance	58,706	63,079	63,079	68,617
5.3	Preservation	28,200	31,132	27,632	24,000
5.4	Assessment and Support Systems	10,571	11,046	11,046	11,546
	Sub-total	367,783	372,325	366,446	358,227

CAPITAL GRANTS
5	Provincial Highway Maintenance and Preservation
5.4	Assessment and Support Systems	18,533	21,000	21,000	21,000

6	Capital for Emergent Projects	100	-	-	-

7	Municipal Transit and Transportation Grant Programs
7.1	Alberta Municipal Infrastructure Program	-	-	112	-
7.2	Strategic Transportation Infrastructure Program	5,412	-	13,308	35,000
7.3	Green Transit Incentives Program (GreenTRIP)	185,064	125,000	118,144	484,410
7.4	New Building Canada Fund (Edmonton Valley Line LRT)	30,000	-	-	60,000
7.5	Alberta Community Transit Fund	-	-	-	40,000
	Sub-total	220,476	125,000	131,564	619,410

8	Municipal Water Infrastructure Grant Programs
8.1	Municipal Water Wastewater Program	25,259	50,000	49,741	50,000
8.2	Water for Life	36,305	80,000	73,695	55,000
8.3	UNDRIP - Access to Regional Drinking Water Systems	-	-	-	25,000
	Sub-total	61,564	130,000	123,436	130,000

9	Federal Grant Programs
9.1	Public Transit Infrastructure Fund	-	-	27,496	284,984
9.2	Clean Water Wastewater Fund	-	-	5,000	165,000
	Sub-total	-	-	32,496	449,984

Transportation	258

 EXPENSE VOTE BY PROGRAM … continued

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
CAPITAL GRANTS … continued
16	2013 Alberta Flooding
16.2	Water and Wastewater Infrastructure Recovery	2,500	-	-	-

DEBT SERVICING
10	Ring Roads
10.3	Debt Servicing	70,741	82,527	82,527	94,258
Total		836,527	829,133	855,039	1,771,356

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Strategic Services	3,782	5,405	6,222	4,382

6	Capital for Emergent Projects	4,607	2,023	1,814	-

10	Ring Roads
10.1	Edmonton Ring Road	223,683	44,523	128,194	1,152
10.2	Calgary Ring Road	368,783	337,593	219,992	272,318
	Sub-total	592,466	382,116	348,186	273,470

11	Northeast Alberta Strategic Projects
11.1	Highway 63 Twinning	238,953	67,718	18,643	30,000
11.2	Fort McMurray Urban Area Upgrades	52,946	21,157	22,871	-
	Sub-total	291,899	88,875	41,514	30,000

12	Provincial Highway Construction Projects
12.1	Highway Twinning, Widening and Expansion	128,603	227,702	166,298	393,535
12.2	Interchanges, Intersections and Safety Upgrades	93,676	63,214	63,445	61,350
	Sub-total	222,279	290,916	229,743	454,885

13	Bridge Construction Projects	29,218	55,672	58,896	68,150

14	Provincial Highway Rehabilitation
14.1	Highway Rehabilitation Projects	276,293	378,105	376,785	381,816
14.2	P3 Rehabilitation	1,366	3,067	3,257	6,184
	Sub-total	277,659	381,172	380,042	388,000

15	Water Management Infrastructure	10,465	21,914	11,283	39,432

16	2013 Alberta Flooding
16.1	Highways and Bridges Infrastructure Recovery	14,110	17,757	18,838	11,000
16.2	Water and Wastewater Infrastructure Recovery	42,237	23,954	18,752	7,000
	Sub-total	56,347	41,711	37,590	18,000
Total		1,488,722	1,269,804	1,115,290	1,276,319

259	Transportation

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
INVENTORY ACQUISITIONS
5	Provincial Highway Maintenance and Preservation
5.5	Salt, Sand and Gravel	44,043	50,000	50,000	50,000
DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
10	Ring Roads
10.4	Debt Repayment	28,124	36,949	36,949	45,831
Total		72,167	86,949	86,949	95,831

Transportation	260

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2017-18 Estimate
1	Motor Transport Permits and Licences	8,800
	A portion of the revenue for Motor Transport Permits and Licences is spent to help accommodate Alberta’s increasing traffic volumes. Program 3

2	National Safety Code	426

The National Safety Code is a joint agreement between the federal government and the province to ensure the safety of the public by placing standards on drivers of buses and freight trucks across the country. Program 3

Total		9,226

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Provincial Highway Construction Projects	4,200

Various agreements exist whereby the private sector and municipalities make contributions towards capital investment in new roads, bridges, interchanges, vehicle inspection station equipment, multi-jurisdictional traffic routing and vehicle information systems. Program 12

2	Tourism Highway Signage Initiative	1,000
	The private sector contributes towards new investments in tourism related highway signs and structures in the province. Element 12.2

3	Special Areas Water Supply Project	432

The Special Areas Water Supply Project will provide a reliable, good quality water supply from the Red Deer River to the Special Areas region in east central Alberta and parts of the Counties of Stettler and Paintearth. Program 15

Total		5,632

261	Transportation

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Grants
Water Management Infrastructure	-	-	-	30,315
2013 Alberta Flooding	-	-	-	42,812
Amortization
Provincial Highway Maintenance and Preservation	473,916	513,514	513,514	568,155
Consumption of Inventory
Provincial Highway Maintenance and Preservation	43,139	50,000	50,000	50,000
Valuation Adjustments and Other Provisions
Ministry Support Services	219	-	-	-
Program Services and Support	275	-	-	-
Traffic Safety Services	(382)	-	-	-
Provincial Highway Maintenance and Preservation	186	-	-	-
Write Down or Loss on Disposal of Capital Assets
Provincial Highway Maintenance and Preservation	401	-	-	-

Total	517,754	563,514	563,514	691,282

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Provincial Highway Construction Projects	29,364	13,000	18,680	1,500
Alternatively Financed Capital Assets
Ring Roads	143,423	145,340	98,950	109,030
Northeast Alberta Strategic Projects	-	7,800	7,800	13,275
Capital Acquired from Related Parties
Ministry Support Services	-	-	-	1,400

Total	172,787	166,140	125,430	125,205

Transportation	262

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

 RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate

EXPENSE
Ministry Support Services	32,206	-	-	-	32,206
Program Services and Support	28,224	-	-	-	28,224
Traffic Safety Services	35,707	-	-	-	35,707
Alberta Transportation Safety Board	2,340	-	2,340	(2,340)	2,340
Provincial Highway Maintenance and Preservation	379,227	618,155	-	-	997,382
Municipal Transit and Transportation Grant Programs	619,410	-	-	-	619,410
Municipal Water Infrastructure Grant Programs	130,000	-	-	-	130,000
Federal Grant Programs	449,984	-	-	-	449,984
Water Management Infrastructure	-	30,315	-	(30,315)	-
2013 Alberta Flooding	-	42,812	-	(42,812)	-
Ring Roads - Debt Servicing	94,258	-	-	-	94,258
Total	1,771,356	691,282	2,340	(75,467)	2,389,511

CAPITAL INVESTMENT
Ministry Support Services	4,382	1,400	-	(1,400)	4,382
Ring Roads	273,470	109,030	-	-	382,500
Northeast Alberta Strategic Projects	30,000	13,275	-	-	43,275
Provincial Highway Construction Projects	454,885	1,500	-	-	456,385
Bridge Construction Projects	68,150	-	-	-	68,150
Provincial Highway Rehabilitation	388,000	-	-	-	388,000
Water Management Infrastructure	39,432	-	-	-	39,432
2013 Alberta Flooding	18,000	-	-	-	18,000
Total	1,276,319	125,205	-	(1,400)	1,400,124

INVENTORY ACQUISITIONS
Provincial Highway Maintenance and Preservation	50,000	-	-	-	50,000

263	Transportation

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE … continued

 RECONCILIATION BY TYPE OF SPENDING

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Operating expense	455,797	-	2,340	(2,340)	455,797
Operating expense - Climate Leadership Plan	907	-	-	-	907
Capital grants	1,213,394	73,127	-	(73,127)	1,213,394
Capital grants - Climate Leadership Plan	7,000	-	-	-	7,000
Amortization	-	568,155	-	-	568,155
Inventory consumption (incl Loss on disposal)	-	50,000	-	-	50,000
Debt servicing costs - Capital Plan	94,258	-	-	-	94,258
Total	1,771,356	691,282	2,340	(75,467)	2,389,511

CAPITAL INVESTMENT
Capital investment	1,248,319	125,205	-	(1,400)	1,372,124
Capital investment - 2013 Alberta flood assistance	18,000	-	-	-	18,000
Capital investment - Climate Leadership Plan	10,000	-	-	-	10,000
Total	1,276,319	125,205	-	(1,400)	1,400,124

INVENTORY ACQUISITIONS	50,000	-	-	-	50,000

Transportation	264

 EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
EXPENSE
Department of Transportation
Operating expense
1.4 Strategic Services	-	-	410	907
Capital grants
7.3 Green Transit Incentives Program (GreenTRIP)	-	-	-	7,000
Consolidated Total	-	-	410	7,907

CAPITAL INVESTMENT
Department of Transportation
Capital investment
12.2 Interchanges, Intersections and Safety Upgrades	-	-	1,000	10,000

265	Transportation

 EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
General Revenue Fund
Department of Transportation	90,716	87,860	113,382	528,556
Provincial Corporation or Agency
Alberta Transportation Safety Board	2,360	2,360	2,360	2,340
Intra-Ministry Consolidation Adjustment	(2,360)	(2,360)	(2,360)	(2,340)
Ministry Total	90,716	87,860	113,382	528,556
Inter-Ministry Consolidation Adjustment	(88)	-	-	(1,400)
Consolidated Total	90,628	87,860	113,382	527,156

EXPENSE
General Revenue Fund
Department of Transportation	1,354,281	1,392,647	1,418,553	2,462,638
Provincial Corporation or Agency
Alberta Transportation Safety Board	1,681	2,360	2,360	2,340
Intra-Ministry Consolidation Adjustment	(2,360)	(2,360)	(2,360)	(2,340)
Ministry Total	1,353,602	1,392,647	1,418,553	2,462,638
Inter-Ministry Consolidation Adjustment	(702)	-	-	(73,127)
Consolidated Total	1,352,900	1,392,647	1,418,553	2,389,511
Net Operating Result	(1,262,272)	(1,304,787)	(1,305,171)	(1,862,355)

CAPITAL INVESTMENT
General Revenue Fund
Department of Transportation	1,661,509	1,435,944	1,240,720	1,401,524
Ministry Total	1,661,509	1,435,944	1,240,720	1,401,524
Inter-Ministry Consolidation Adjustment	-	-	-	(1,400)
Consolidated Total	1,661,509	1,435,944	1,240,720	1,400,124

Transportation	266

 MINISTRY FINANCIAL STATEMENTS

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Internal Government Transfers	-	-	-	1,400
Other Transfers from Government of Canada	6,798	8,294	8,289	8,662
Building Canada - Base Component	7,397	7,397	7,397	7,397
Building Canada - Major Infrastructure Component	4,673	4,673	4,673	4,673
Infrastructure Stimulus Fund	4,221	4,221	4,221	4,221
Public Transit Infrastructure Fund	-	-	27,496	284,984
Clean Water Wastewater Fund	-	-	5,000	165,000
Premiums, Fees and Licences	28,714	33,900	33,900	33,900
Refunds of Expense	4,467	1,475	1,475	1,475
Other Revenue	34,446	27,900	20,931	16,844
Ministry Total	90,716	87,860	113,382	528,556

EXPENSE

Ministry Support Services	31,586	31,723	31,861	32,206
Program Services and Support	28,562	28,320	27,984	28,224
Traffic Safety Services	32,434	35,878	35,365	35,707
Alberta Transportation Safety Board	1,681	2,360	2,360	2,340
Provincial Highway Maintenance and Preservation	903,958	956,839	950,960	997,382
Capital for Emergent Projects	100	-	-	-
Municipal Transit and Transportation Grant Programs	220,476	125,000	131,564	619,410
Municipal Water Infrastructure Grant Programs	61,564	130,000	123,436	130,000
Federal Grant Programs	-	-	32,496	449,984
Water Management Infrastructure	-	-	-	30,315
2013 Alberta Flooding	2,500	-	-	42,812
Ring Roads - Debt Servicing	70,741	82,527	82,527	94,258
Ministry Total	1,353,602	1,392,647	1,418,553	2,462,638
Net Operating Result	(1,262,886)	(1,304,787)	(1,305,171)	(1,934,082)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	3,782	5,405	6,222	5,782
Capital for Emergent Projects	4,607	2,023	1,814	-
Ring Roads	735,889	527,456	447,136	382,500
Northeast Alberta Strategic Projects	291,899	96,675	49,314	43,275
Provincial Highway Construction Projects	251,643	303,916	248,423	456,385
Bridge Construction Projects	29,218	55,672	58,896	68,150
Provincial Highway Rehabilitation	277,659	381,172	380,042	388,000
Water Management Infrastructure	10,465	21,914	11,283	39,432
2013 Alberta Flooding	56,347	41,711	37,590	18,000
Ministry Total	1,661,509	1,435,944	1,240,720	1,401,524

AMORTIZATION	(473,916)	(513,514)	(513,514)	(568,155)

DISPOSALS OR WRITE OFFS	(1,032)	-	-	(73,127)
Total Change	1,186,561	922,430	727,206	760,242

267	Transportation

 MINISTRY FINANCIAL STATEMENTS … continued

 CHANGE IN INVENTORY ASSETS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
INVENTORY ACQUISITIONS

Provincial Highway Maintenance and Preservation	44,043	50,000	50,000	50,000
CONSUMPTION	(43,139)	(50,000)	(50,000)	(50,000)
Total Change	904	-	-	-

Transportation	268

 DEPARTMENT OF TRANSPORTATION

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Internal Government Transfers	-	-	-	1,400
Other Transfers from Government of Canada	6,798	8,294	8,289	8,662
Building Canada - Base Component	7,397	7,397	7,397	7,397
Building Canada - Major Infrastructure Component	4,673	4,673	4,673	4,673
Infrastructure Stimulus Fund	4,221	4,221	4,221	4,221
Public Transit Infrastructure Fund	-	-	27,496	284,984
Clean Water Wastewater Fund	-	-	5,000	165,000
Premiums, Fees and Licences	28,714	33,900	33,900	33,900
Refunds of Expense	4,467	1,475	1,475	1,475
Other Revenue	34,446	27,900	20,931	16,844
Total	90,716	87,860	113,382	528,556

EXPENSE

Ministry Support Services	31,586	31,723	31,861	32,206
Program Services and Support	28,562	28,320	27,984	28,224
Traffic Safety Services	32,434	35,878	35,365	35,707
Grant to Alberta Transportation Safety Board	2,360	2,360	2,360	2,340
Provincial Highway Maintenance and Preservation	903,958	956,839	950,960	997,382
Capital for Emergent Projects	100	-	-	-
Municipal Transit and Transportation Grant Programs	220,476	125,000	131,564	619,410
Municipal Water Infrastructure Grant Programs	61,564	130,000	123,436	130,000
Federal Grant Programs	-	-	32,496	449,984
Water Management Infrastructure	-	-	-	30,315
2013 Alberta Flooding	2,500	-	-	42,812
Ring Roads - Debt Servicing	70,741	82,527	82,527	94,258
Total	1,354,281	1,392,647	1,418,553	2,462,638
Net Operating Result	(1,263,565)	(1,304,787)	(1,305,171)	(1,934,082)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	3,782	5,405	6,222	5,782
Capital for Emergent Projects	4,607	2,023	1,814	-
Ring Roads	735,889	527,456	447,136	382,500
Northeast Alberta Strategic Projects	291,899	96,675	49,314	43,275
Provincial Highway Construction Projects	251,643	303,916	248,423	456,385
Bridge Construction Projects	29,218	55,672	58,896	68,150
Provincial Highway Rehabilitation	277,659	381,172	380,042	388,000
Water Management Infrastructure	10,465	21,914	11,283	39,432
2013 Alberta Flooding	56,347	41,711	37,590	18,000
Total	1,661,509	1,435,944	1,240,720	1,401,524

AMORTIZATION	(473,916)	(513,514)	(513,514)	(568,155)

DISPOSALS OR WRITE OFFS	(1,032)	-	-	(73,127)
Total Change	1,186,561	922,430	727,206	760,242

269	Transportation

 DEPARTMENT OF TRANSPORTATION … continued

 CHANGE IN INVENTORY ASSETS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
INVENTORY ACQUISITIONS

Provincial Highway Maintenance and Preservation	44,043	50,000	50,000	50,000
CONSUMPTION	(43,139)	(50,000)	(50,000)	(50,000)
Total Change	904	-	-	-

Transportation	270

 ALBERTA TRANSPORTATION SAFETY BOARD

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfer from Department	2,360	2,360	2,360	2,340
EXPENSE

Administration	1,314	1,606	1,606	1,586
Community Board Members	367	754	754	754
Total	1,681	2,360	2,360	2,340
Net Operating Result	679	-	-	-

271	Transportation

 SUMMARY OF RELATED PARTY ADJUSTMENTS

 CONSOLIDATION AMOUNTS WITHIN THE MINISTRY

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers from Department of Transportation to Alberta Transportation Safety Board	(2,360)	(2,360)	(2,360)	(2,340)

EXPENSE
Operating Expense
Transfers from Department of Transportation to Alberta Transportation Safety Board	(2,360)	(2,360)	(2,360)	(2,340)

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
REVENUE
Transfers from Department of Service Alberta to Department of Transportation	-	-	-	(1,400)
Shared service charges collected by Department of Transportation	(88)	-	-	-
Total	(88)	-	-	(1,400)

EXPENSE
Operating Expense
Transfers from Department of Transportation
to Alberta Health Services	(20)	-	-	-
to Post-secondary Institutions	(440)	-	-	-
to School Boards	(154)	-	-	-
Shared services provided by Department of Transportation	(88)	-	-	-
Capital Grants
Transfers from Department of Transportation to Department of Environment and Parks	-	-	-	(73,127)
Total	(702)	-	-	(73,127)

CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers from Department of Service Alberta to Department of Transportation	-	-	-	(1,400)
Transfers from Department of Transportation to Department of Environment and Parks	-	-	-	73,127
Total	-	-	-	71,727

Transportation	272

Treasury Board and Finance

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate

EXPENSE	145,003	150,959	151,851	165,052

CAPITAL INVESTMENT	1,362	2,478	5,278	3,328

FINANCIAL TRANSACTIONS	10,701	8,648	8,648	6,187

LOTTERY FUND TRANSFER	1,555,490	1,451,069	1,428,475	1,445,544

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	1,114	881	881	869
1.2	Deputy Minister’s Office	730	729	850	803
1.3	Strategic and Business Services	18,335	21,323	18,588	19,912
1.4	Communications	1,264	1,305	1,260	1,506
	Sub-total	21,443	24,238	21,579	23,090

2	Budget Development and Reporting	4,350	5,281	4,606	4,979

3	Fiscal Planning and Economic Analysis	4,904	5,778	5,690	5,659

4	Investment, Treasury and Risk Management
4.1	Treasury Management	10,775	11,627	9,703	11,759
4.2	Risk Management and Insurance	1,724	1,797	1,795	1,753
	Sub-total	12,499	13,424	11,498	13,512

5	Office of the Controller	2,655	2,826	2,393	2,658

6	Corporate Internal Audit Services	3,756	3,908	3,763	3,635

7	Tax and Revenue Management
7.1	Tax and Revenue Administration	20,585	23,924	23,254	25,105
7.2	Border Community Competiveness Program	-	-	1,000	5,000
	Sub-total	20,585	23,924	24,254	30,105

8	Financial Sector and Pensions
8.1	Financial Sector Regulation and Policy	5,195	5,969	5,211	5,597
8.2	Automobile Insurance Rate Board	1,145	1,500	1,261	1,477
	Sub-total	6,340	7,469	6,472	7,074

9	Public Sector Working Group	1,274	2,500	1,371	2,212

10	Public Service Commission
10.1	Office of the Public Service Commissioner	660	663	663	649
10.2	Public Service Commission Programs	17,915	22,254	22,254	24,093
	Sub-total	18,575	22,917	22,917	24,742

11	Public Agency Secretariat	-	1,804	1,710	2,990

12	Gaming
12.1	Gaming Research	1,508	1,600	1,600	1,600
12.2	Horse Racing and Breeding Renewal Program	37,887	27,292	36,000	35,000
12.3	Bingo Associations	6,397	6,200	6,200	6,800
	Sub-total	45,792	35,092	43,800	43,400

Treasury Board and Finance	274

 EXPENSE VOTE BY PROGRAM … continued

(thousands of dollars)		Comparable
		2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEBT SERVICING
13	School Construction Debenture Debt Servicing	2,830	1,798	1,798	996

Total		145,003	150,959	151,851	165,052

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic and Business Services	1,362	2,478	5,278	3,328

Total		1,362	2,478	5,278	3,328

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
DEBT REPAYMENT
14	School Construction Debenture Principal Payment	10,701	8,648	8,648	6,187

Total		10,701	8,648	8,648	6,187

275	Treasury Board and Finance

Details of the 2017-18

Lottery Fund Estimates

LOTTERY FUND ESTIMATES

The revenue of the Lottery Fund is transferred to the Department of Treasury Board and Finance on behalf of the General Revenue Fund. Having been transferred to the General Revenue Fund, these monies then become part of the departments’ supply vote(s). This table shows details of initiatives within departments that are funded by the Lottery Fund. The respective ministries are accountable for this spending.

LOTTERY FUND ESTIMATES
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
AGRICULTURE AND FORESTRY
5.4 Agricultural Service Boards	11,602	11,600	11,600	11,600
5.5 Agricultural Societies and Exhibitions	11,462	11,462	11,462	11,462
5.6 Agriculture Initiatives	1,429	1,000	1,000	1,000
Sub-Total	24,493	24,062	24,062	24,062

COMMUNITY AND SOCIAL SERVICES
4.6 Fetal Alcohol Spectrum Disorder Initiatives	9,920	12,000	12,000	12,000
6.2 Family and Community Support Services	52,000	52,000	52,000	52,000
6.3 Family and Community Safety	6,500	6,500	6,500	6,500
Sub-Total	68,420	70,500	70,500	70,500

CULTURE AND TOURISM
2.3 Community Initiatives Program	19,719	24,585	23,585	24,585
2.4 Other Initiatives	4,055	2,100	2,000	2,000
2.5 Major Fairs	15,348	15,348	15,348	15,350
2.6 Community Facility Enhancement Program	36,150	38,000	38,000	38,000
3.4 Alberta Media Fund	41,544	37,065	37,065	34,065
3.5 Assistance to the Alberta Foundation for the Arts	26,650	26,585	26,585	31,585
5.7 Assistance to the Alberta Historical Resources Foundation	8,160	8,160	8,160	8,160
6.2 Assistance to the Alberta Sport Connection	22,020	21,220	21,220	19,505
Sub-Total	173,646	173,063	171,963	173,250

EDUCATION
2.3 Plant Operations and Maintenance	150,000	150,000	150,000	150,000
2.4 Transportation	150,000	150,000	150,000	150,000
Sub-Total	300,000	300,000	300,000	300,000

ENVIRONMENT AND PARKS
6.1 Resource Management	500	500	500	500
7.1 Parks Operations	10,000	10,000	10,000	10,000
Sub-Total	10,500	10,500	10,500	10,500

HEALTH
2.1 Continuing Care	746,107	664,943	634,741	647,923

INDIGENOUS RELATIONS
2 First Nations and Métis Relations	200	200	200	200
4 First Nations Development Fund	125,730	126,000	126,000	129,000
Sub-Total	125,930	126,200	126,200	129,200

LOTTERY FUND ESTIMATES … continued

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
JUSTICE AND SOLICITOR GENERAL
9.2 Assistance to the Human Rights Education and Multiculturalism Fund	1,735	1,735	1,735	1,735

LABOUR
2.2 Settlement and Integration	4,574	4,574	4,574	4,574
2.9 Skills and Training Support	400	400	400	400
Sub-Total	4,974	4,974	4,974	4,974

TRANSPORTATION
5.1 Maintenance	-	40,000	40,000	40,000
5.3 Preservation	28,200	-	-	-
Sub-Total	28,200	40,000	40,000	40,000

TREASURY BOARD AND FINANCE
12.1 Gaming Research	1,508	1,600	1,600	1,600
12.2 Horse Racing and Breeding Renewal Program	37,887	27,292	36,000	35,000
12.3 Bingo Associations	6,397	6,200	6,200	6,800
Balance to General Revenue Fund	25,693	-	-	-
Sub-Total	71,485	35,092	43,800	43,400

Total	1,555,490	1,451,069	1,428,475	1,445,544

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Interest Payments on Corporate Tax Refunds	17,010	9,000	19,000	9,000
Climate Leadership Plan – Consumer Rebates	-	95,000	90,000	410,000
Teachers’ Pre-1992 Pensions Liability Funding	464,526	475,500	469,333	473,333
Public Sector Pension Liability Funding	75,431	79,350	70,350	76,350
Alberta Family Employment Tax Credit	117,860	136,877	137,535	146,500
Scientific Research and Experimental Development Tax Credit	86,370	84,000	83,000	87,000
911 Call Centers Administration	106	75	106	75
Debt Servicing
General Debt Servicing	405,975	425,787	461,324	679,029
Capital Debt Servicing	344,366	517,000	512,000	656,000

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	2,112	2,399	2,399	2,256
Financial Sector and Pensions	-	50	50	50
Public Service Commission	5	-	-	-
Valuation Adjustments and Other Provisions
Change in Unfunded Pension Obligation	(623,063)	(69,000)	(242,000)	(129,000)
Vacation Liability for Ministry Support Services	208	500	500	500
Vacation Liability for Tax and Revenue Management	(36)	500	500	500
Vacation Liability for Public Service Commission	399	-	-	-
Long Term Disability Income Continuance Plan Liability	-	2,138	1,000	1,000
Corporate Income Tax Provision for Doubtful Accounts	6,742	15,000	15,000	15,000

Total	898,011	1,774,176	1,620,097	2,427,593

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Ministry Support Services	-	-	-	3,970

Total	-	-	-	3,970

Treasury Board and Finance	280

AMOUNTS NOT REQUIRED TO BE VOTED … continued

FINANCIAL TRANSACTIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
DEPARTMENT STATUTORY AMOUNTS
Loans and Advances
Agriculture Financial Services Corporation	182,000	373,000	373,000	315,000
Alberta Capital Finance Authority	1,401,633	1,590,000	1,590,000	3,050,000
Alberta Health Care Insurance Plan	308,558	324,960	324,960	299,090
Alberta Investment Management Corporation	8,000	-	-	-
Alberta Petroleum Marketing Commission	-	331,000	331,000	481,000
Alberta School Foundation Fund	2,032,922	2,170,814	2,170,814	2,219,000
ATB Financial	295,000	1,450,000	698,707	2,500,000
Environmental Protection and Enhancement Fund	225,000	-	-	-
Debt Repayment
Agriculture Financial Services Corporation	108,642	185,506	185,507	202,779
Alberta Capital Finance Authority	1,633,890	900,000	1,500,000	2,564,820
Alberta Petroleum Marketing Commission	227,121	328,000	329,043	331,442
Alberta Social Housing Corporation	34,414	32,536	32,536	-
ATB Financial	249,800	1,253,618	2,072,707	1,000,000

Total	6,706,980	8,939,434	9,608,274	12,963,131

281	Treasury Board and Finance

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2017-18 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Ministry Support Services	23,090	2,756	-	(211)	25,635
Budget Development and Reporting	4,979	-	-	-	4,979
Fiscal Planning and Economic Analysis	5,659	-	-	-	5,659
Investment, Treasury and Risk Management	13,512	-	1,705,933	(1,233,196)	486,249
Office of the Controller	2,658	-	-	-	2,658
Corporate Internal Audit Services	3,635	-	-	-	3,635
Tax and Revenue Management	30,105	9,575	-	-	39,680
Financial Sector and Pensions	7,074	76,400	110,162	(82)	193,554
Public Sector Working Group	2,212	-	-	-	2,212
Public Service Commission	24,742	1,000	-	(2,000)	23,742
Public Agency Secretariat	2,990	-	-	-	2,990
Gaming	43,400	-	-	-	43,400
Lottery Fund	1,445,544	-	-	(1,445,544)	-
Climate Leadership Plan - Consumer Rebates	-	410,000	-	-	410,000
Teachers’ Pre-1992 Pensions Liability Funding	-	473,333	-	-	473,333
Alberta Family Employment Tax Credit	-	146,500	-	-	146,500
Scientific Research and Experimental Development Tax Credits	-	87,000	-	-	87,000
Corporate Income Tax Allowance Provision	-	15,000	-	-	15,000
General Debt Servicing	996	679,029	189,254	(391,476)	477,803
Capital Debt Servicing	-	656,000	-	-	656,000
Change in Unfunded Pension Obligation	-	(129,000)	-	-	(129,000)
Total	1,610,596	2,427,593	2,005,349	(3,072,509)	2,971,029

CAPITAL INVESTMENT
Ministry Support Services	3,328	3,970	-	(3,970)	3,328
Investment, Treasury and Risk Management	-	-	11,272	-	11,272
Financial Sector and Pensions	-	-	3,901	-	3,901
Total	3,328	3,970	15,173	(3,970)	18,501

Treasury Board and Finance	282

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE … continued

RECONCILIATION BY TYPE OF SPENDING
(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2017-18 Estimate
EXPENSE
Operating expense	1,602,823	809,258	1,793,597	(2,681,033)	1,524,645
Operating expense - Climate Leadership Plan	6,777	410,000	-	-	416,777
Amortization	-	2,306	22,498	-	24,804
Debt servicing costs - general	996	679,029	189,254	(391,476)	477,803
Debt servicing costs - Capital Plan	-	656,000	-	-	656,000
Pension provisions	-	(129,000)	-	-	(129,000)
Total	1,610,596	2,427,593	2,005,349	(3,072,509)	2,971,029

CAPITAL INVESTMENT
Capital investment	2,478	3,970	15,173	(3,970)	17,651
Capital investment - Climate Leadership Plan	850	-	-	-	850
Total	3,328	3,970	15,173	(3,970)	18,501

283	Treasury Board and Finance

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
EXPENSE
Department of Treasury Board and Finance
Operating expense
1.3 Strategic and Business Services	-	-	215	440
7.1 Tax and Revenue Administration	-	-	838	1,337
7.2 Border Community Competiveness Program	-	-	1,000	5,000
15 Climate Leadership Plan - Consumer Rebates	-	95,000	90,000	410,000
Consolidated Total	-	95,000	92,053	416,777

CAPITAL INVESTMENT
Department of Treasury Board and Finance
Capital investment
1.3 Strategic and Business Services	-	-	800	850

Treasury Board and Finance	284

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
General Revenue Fund
Department of Treasury Board and Finance	24,207,683	24,451,960	23,901,717	24,503,668
Regulated Fund
Alberta Cancer Prevention Legacy Fund	14,083	7,950	7,950	7,750
Alberta Heritage Foundation for Medical Research Endowment Fund	154,133	118,949	154,890	111,102
Alberta Heritage Savings Trust Fund	1,388,182	1,184,878	1,876,450	1,290,368
Alberta Heritage Scholarship Fund	102,293	69,747	102,940	72,388
Alberta Heritage Science and Engineering Research Endowment Fund	91,116	67,863	93,490	68,155
Alberta Risk Management Fund	24,748	19,366	18,933	18,920
Lottery Fund	1,555,490	1,451,069	1,428,475	1,445,544
Provincial Corporation or Agency
Alberta Capital Finance Authority	252,032	219,980	243,882	235,399
Alberta Insurance Council	6,134	6,651	6,050	6,090
Alberta Investment Management Corporation	454,066	469,846	440,127	476,594
Alberta Local Authorities Pension Plan Corporation	2,337	3,504	2,856	3,417
Alberta Pensions Services Corporation	53,627	57,730	53,958	59,372
Alberta Securities Commission	36,058	32,055	42,305	47,223
Government Business Enterprise
Alberta Gaming and Liquor Commission	855,793	868,303	864,000	876,090
Alberta Treasury Branches	140,125	35,526	70,745	120,185
Credit Union Deposit Guarantee Corporation	36,264	40,636	29,030	22,666
Gainers Inc.	(7)	(5)	(5)	(5)
N.A. Properties (1994) Ltd.	61	120	120	120
Intra-Ministry Consolidation Adjustment	(3,949,895)	(3,533,359)	(4,238,022)	(3,640,453)
Ministry Total	25,424,323	25,572,769	25,099,891	25,724,593
Inter-Ministry Consolidation Adjustment	(152,420)	(166,527)	(156,253)	(159,014)
Consolidated Total	25,271,903	25,406,242	24,943,638	25,565,579

EXPENSE
General Revenue Fund
Department of Treasury Board and Finance	1,043,014	1,925,135	1,771,948	2,592,645
Regulated Fund
Alberta Cancer Prevention Legacy Fund	23,452	25,000	25,000	25,000
Alberta Heritage Foundation for Medical Research Endowment Fund	68,616	83,039	82,446	83,362
Alberta Heritage Savings Trust Fund	1,178,737	941,878	1,650,648	998,668
Alberta Heritage Scholarship Fund	57,194	54,866	58,810	59,427
Alberta Heritage Science and Engineering Research Endowment Fund	42,758	42,223	41,914	42,655
Alberta Risk Management Fund	6,405	19,718	19,082	19,652
Lottery Fund	1,555,490	1,451,069	1,428,475	1,445,544

285	Treasury Board and Finance

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE … continued

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
EXPENSE … continued
Provincial Corporation or Agency
Alberta Capital Finance Authority	194,401	168,140	187,042	189,829
Alberta Insurance Council	5,385	6,067	6,067	6,362
Alberta Investment Management Corporation	454,066	469,846	440,127	476,594
Alberta Local Authorities Pension Plan Corporation	2,337	3,504	2,856	3,417
Alberta Pensions Services Corporation	53,627	57,730	53,958	59,372
Alberta Securities Commission	37,370	40,104	38,104	41,011
Intra-Ministry Consolidation Adjustment	(3,061,933)	(2,656,890)	(3,358,907)	(2,736,725)
Ministry Total	1,660,919	2,631,429	2,447,570	3,306,813
Inter-Ministry Consolidation Adjustment	(305,115)	(342,843)	(340,338)	(335,784)
Consolidated Total	1,355,804	2,288,586	2,107,232	2,971,029
Net Operating Result	23,916,099	23,117,656	22,836,406	22,594,550

CAPITAL INVESTMENT
General Revenue Fund
Department of Treasury Board and Finance	1,362	2,478	5,278	7,298
Provincial Corporation or Agency
Alberta Insurance Council	143	231	231	250
Alberta Investment Management Corporation	9,722	8,855	8,855	11,272
Alberta Pensions Services Corporation	9,330	8,271	6,993	2,641
Alberta Securities Commission	434	665	665	1,010
Intra-Ministry Consolidation Adjustment	856	-	-	-
Ministry Total	21,847	20,500	22,022	22,471
Inter-Ministry Consolidation Adjustment	-	-	-	(3,970)
Consolidated Total	21,847	20,500	22,022	18,501

Treasury Board and Finance	286

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Internal Government Transfers	-	-	-	3,970
Personal Income Tax	11,357,019	11,404,937	11,458,955	11,177,324
Corporate Income Tax	4,195,359	4,325,200	3,344,139	3,917,852
Other Taxes	2,833,558	3,552,488	3,260,000	4,131,174
Transfers from Government of Canada	1,771,797	1,567,696	1,563,075	1,618,345
Investment Income	2,219,877	1,842,476	2,602,165	1,903,589
Net Income from Commercial Operations	2,552,693	2,387,058	2,375,624	2,436,562
Premiums, Fees and Licences	127,470	102,357	119,180	130,673
Other Revenue	366,550	390,557	376,753	405,104
Ministry Total	25,424,323	25,572,769	25,099,891	25,724,593

EXPENSE

Ministry Support Services	22,844	26,928	24,269	25,637
Budget Development and Reporting	4,350	5,281	4,606	4,979
Fiscal Planning and Economic Analysis	4,904	5,778	5,690	5,659
Investment, Treasury and Risk Management	630,151	674,104	647,763	686,809
Office of the Controller	2,655	2,826	2,393	2,658
Corporate Internal Audit Services	3,756	3,908	3,763	3,635
Tax and Revenue Management	37,665	33,499	43,860	39,680
Financial Sector and Pensions	180,469	194,192	177,777	193,554
Public Sector Working Group	1,274	2,500	1,371	2,212
Public Service Commission	18,979	25,055	23,917	25,742
Public Agency Secretariat	-	1,804	1,710	2,990
Gaming	45,792	35,092	43,800	43,400
Climate Leadership Plan - Consumer Rebates	-	95,000	90,000	410,000
Teachers’ Pre-1992 Pensions Liability Funding	464,526	475,500	469,333	473,333
Alberta Family Employment Tax Credit	117,860	136,877	137,535	146,500
Scientific Research and Experimental Development Tax Credits	86,370	84,000	83,000	87,000
Corporate Income Tax Allowance Provision	6,742	15,000	15,000	15,000
General Debt Servicing	311,279	366,085	401,783	611,025
Capital Debt Servicing	344,366	517,000	512,000	656,000
Change in Unfunded Pension Obligation	(623,063)	(69,000)	(242,000)	(129,000)
Ministry Total	1,660,919	2,631,429	2,447,570	3,306,813
Net Operating Result	23,763,404	22,941,340	22,652,321	22,417,780

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	2,218	2,478	5,278	7,298
Investment, Treasury and Risk Management	9,722	8,855	8,855	11,272
Financial Sector and Pensions	9,907	9,167	7,889	3,901
Ministry Total	21,847	20,500	22,022	22,471

AMORTIZATION	(18,079)	(21,046)	(20,903)	(24,804)
Total Change	3,768	(546)	1,119	(2,333)

287	Treasury Board and Finance

DEPARTMENT OF TREASURY BOARD AND FINANCE

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Internal Government Transfers	-	-	-	3,970
Transfers from Alberta Heritage Savings Trust Fund	1,028,994	812,330	1,534,640	873,040
Transfer from Alberta Gaming and Liquor Commission	855,792	868,303	864,000	876,090
Transfer from the Lottery Fund	1,555,490	1,451,069	1,428,475	1,445,544
Personal Income Tax	11,357,019	11,404,937	11,458,955	11,177,324
Corporate Income Tax	4,195,359	4,325,200	3,344,139	3,917,852
Tobacco Tax	980,106	1,139,000	1,019,000	1,026,000
Fuel Tax	1,369,976	1,469,000	1,350,000	1,360,000
Insurance Taxes	402,700	590,488	585,000	628,174
Carbon Levy	-	274,000	230,000	1,038,000
Tourism Levy	80,776	80,000	76,000	79,000
Canada Social Transfer	1,515,705	1,562,989	1,558,368	1,613,644
Other Transfers from Government of Canada	256,092	4,707	4,707	4,701
Premiums, Fees and Licences	87,527	65,456	72,875	79,160
Investment Income of the General Revenue Fund	504,415	399,969	367,129	374,701
Refunds of Expense	11,002	100	3,799	100
Gain on Disposal of Capital Asset	732	-	-	-
Other Revenue	5,998	4,412	4,630	6,368
Total	24,207,683	24,451,960	23,901,717	24,503,668

EXPENSE

Ministry Support Services	23,763	27,137	24,478	25,846
Budget Development and Reporting	4,350	5,281	4,606	4,979
Fiscal Planning and Economic Analysis	4,904	5,778	5,690	5,659
Investment, Treasury and Risk Management	12,499	13,424	11,498	13,512
Office of the Controller	2,655	2,826	2,393	2,658
Corporate Internal Audit Services	3,756	3,908	3,763	3,635
Tax and Revenue Management	37,665	33,499	43,860	39,680
Financial Sector and Pensions	81,771	86,869	76,872	83,474
Public Sector Working Group	1,274	2,500	1,371	2,212
Public Service Commission	18,979	25,055	23,917	25,742
Public Agency Secretariat	-	1,804	1,710	2,990
Gaming	45,792	35,092	43,800	43,400
Climate Leadership Plan - Consumer Rebates	-	95,000	90,000	410,000
Teachers’ Pre-1992 Pensions Liability Funding	464,526	475,500	469,333	473,333
Alberta Family Employment Tax Credit	117,860	136,877	137,535	146,500
Scientific Research and Experimental Development Tax Credit	86,370	84,000	83,000	87,000
Corporate Income Tax Provision for Doubtful Accounts	6,742	15,000	15,000	15,000
School Construction Debenture Debt Servicing	2,830	1,798	1,798	996
General Debt Servicing	405,975	425,787	461,324	679,029
Capital Debt Servicing	344,366	517,000	512,000	656,000
Change in Unfunded Pension Obligation	(623,063)	(69,000)	(242,000)	(129,000)
Total	1,043,014	1,925,135	1,771,948	2,592,645
Net Operating Result	23,164,669	22,526,825	22,129,769	21,911,023

Treasury Board and Finance	288

DEPARTMENT OF TREASURY BOARD AND FINANCE … continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
INVESTMENT

Ministry Support Services	1,362	2,478	5,278	7,298
AMORTIZATION	(2,117)	(2,449)	(2,449)	(2,306)
Total Change	(755)	29	2,829	4,992

289	Treasury Board and Finance

ALBERTA CANCER PREVENTION LEGACY FUND

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Investment Income	14,083	7,950	7,950	7,750
EXPENSE

Transfer to Department of Health	23,000	25,000	25,000	25,000
Management Fees	452	-	-	-
Total	23,452	25,000	25,000	25,000
Net Operating Result	(9,369)	(17,050)	(17,050)	(17,250)

Treasury Board and Finance	290

ALBERTA HERITAGE FOUNDATION FOR MEDICAL RESEARCH ENDOWMENT FUND

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Investment Income	154,133	118,949	154,890	111,102
EXPENSE

Funding for Medical Research Projects	55,160	71,280	71,280	71,280
Management Fees	13,456	11,759	11,166	12,082
Total	68,616	83,039	82,446	83,362
Net Operating Result	85,517	35,910	72,444	27,740

291	Treasury Board and Finance

ALBERTA HERITAGE SAVINGS TRUST FUND

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Investment Income	1,388,182	1,184,878	1,876,450	1,290,368
EXPENSE

Transfers to the General Revenue Fund	1,028,994	812,330	1,534,640	873,040
Management Fees	149,743	129,548	116,008	125,628
Total	1,178,737	941,878	1,650,648	998,668
Net Operating Result	209,445	243,000	225,802	291,700

Treasury Board and Finance	292

ALBERTA HERITAGE SCHOLARSHIP FUND

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Investment Income	102,227	68,857	102,050	71,498
Industry Contributions for Training Scholarships	-	850	850	850
Other Revenue	66	40	40	40
Total	102,293	69,747	102,940	72,388

EXPENSE

Alberta Heritage Scholarships	49,010	45,299	50,499	49,699
Other Scholarships	52	1,460	660	1,460
Administrative Expenses	-	20	20	20
Management Fees	8,132	8,087	7,631	8,248
Total	57,194	54,866	58,810	59,427
Net Operating Result	45,099	14,881	44,130	12,961

293	Treasury Board and Finance

ALBERTA HERITAGE SCIENCE AND ENGINEERING RESEARCH ENDOWMENT FUND

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Investment Income	91,116	67,863	93,490	68,155
EXPENSE

Transfer to Department of Economic Development and Trade	34,800	35,300	35,300	35,500
Management Fees	7,958	6,923	6,614	7,155
Total	42,758	42,223	41,914	42,655
Net Operating Result	48,358	25,640	51,576	25,500

Treasury Board and Finance	294

ALBERTA RISK MANAGEMENT FUND

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Administration Fees from Provincial Government	16,383	16,370	15,743	15,810
Investment Income	1,666	1,540	1,500	1,420
Services provided to Non-Consolidated Entities	746	1,156	1,390	1,390
Refunds of Expense	5,953	300	300	300
Total	24,748	19,366	18,933	18,920

EXPENSE

Insurance Claims, Premiums and Services	4,654	17,921	17,287	17,899
Management Fee	1,751	1,797	1,795	1,753
Total	6,405	19,718	19,082	19,652
Net Operating Result	18,343	(352)	(149)	(732)

295	Treasury Board and Finance

LOTTERY FUND

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Transfer from the Alberta Gaming and Liquor Commission: Net Gaming and Lottery Revenue	1,552,748	1,450,644	1,428,000	1,445,144
Investment Income	2,742	425	475	400
Total	1,555,490	1,451,069	1,428,475	1,445,544
EXPENSE
First Nations Development Fund	114,906	126,000	126,000	129,000
Bingo Associations	5,581	6,200	6,200	6,800
Horse Racing and Breeding Renewal Program	34,798	27,292	36,000	35,000
Other Lottery Funded Initiatives	1,400,205	1,291,577	1,260,275	1,274,744
Total	1,555,490	1,451,069	1,428,475	1,445,544
Net Operating Result	-	-	-	-

Treasury Board and Finance	296

ALBERTA CAPITAL FINANCE AUTHORITY

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Interest on Loans	251,028	219,686	241,564	234,289
Other Investment Income	694	294	2,318	1,110
Premiums, Fees and Licences	310	-	-	-
Total	252,032	219,980	243,882	235,399

EXPENSE

Operations	1,079	1,103	1,052	1,103
Local Entity Financing Debt Servicing Costs	193,322	167,037	185,990	188,726
Total	194,401	168,140	187,042	189,829
Net Operating Result	57,631	51,840	56,840	45,570

CHANGE IN CAPITAL ASSETS
AMORTIZATION	(4)	-	-	-
Total Change	(4)	-	-	-

297	Treasury Board and Finance

ALBERTA INSURANCE COUNCIL

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Investment Income	49	55	50	50
Premiums, Fees and Licences	6,085	6,596	6,000	6,040
Total	6,134	6,651	6,050	6,090

EXPENSE

Salaries and Benefits	2,914	3,283	3,283	3,434
Operations	2,114	2,424	2,424	2,588
Amortization Expense	357	360	360	340
Total	5,385	6,067	6,067	6,362
Net Operating Result	749	584	(17)	(272)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Operations	143	231	231	250
AMORTIZATION	(357)	(360)	(360)	(340)
Total Change	(214)	(129)	(129)	(90)

Treasury Board and Finance	298

ALBERTA INVESTMENT MANAGEMENT CORPORATION

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Investment Income	226	-	-	-
Investment Management Services	453,840	469,846	440,127	476,594
Total	454,066	469,846	440,127	476,594

EXPENSE

External Investment Management Fees	303,656	337,929	312,674	332,994
Salaries and Benefits	102,005	81,031	75,574	87,857
Operations	35,785	37,767	38,205	41,262
Advance on Loan	514	453	523	528
Amortization Expense	12,106	12,666	13,151	13,953
Total	454,066	469,846	440,127	476,594
Net Operating Result	-	-	-	-

CHANGE IN CAPITAL ASSETS
INVESTMENT

Operations	9,722	8,855	8,855	11,272
AMORTIZATION	(12,106)	(12,666)	(13,151)	(13,953)
Total Change	(2,384)	(3,811)	(4,296)	(2,681)

299	Treasury Board and Finance

ALBERTA LOCAL AUTHORITIES PENSION PLAN CORPORATION

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Administration Fees from Pension Funds	2,337	3,504	2,856	3,417
EXPENSE

Salaries and Benefits	1,193	1,555	1,152	1,609
Operations	1,144	1,949	1,704	1,808
Total	2,337	3,504	2,856	3,417
Net Operating Result	-	-	-	-

Treasury Board and Finance	300

ALBERTA PENSIONS SERVICES CORPORATION

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Administration Fees from Pension Funds	53,531	57,618	53,860	59,260
Administration Fees from Ministries	75	82	80	82
Other Revenue	21	30	18	30
Total	53,627	57,730	53,958	59,372

EXPENSE

Salaries and Benefits	37,746	33,086	32,967	35,056
Operations	13,701	20,383	17,258	17,361
Amortization Expense	2,180	4,261	3,733	6,955
Total	53,627	57,730	53,958	59,372
Net Operating Result	-	-	-	-

CHANGE IN CAPITAL ASSETS
INVESTMENT

Operations	9,330	8,271	6,993	2,641
AMORTIZATION	(2,180)	(4,261)	(3,733)	(6,955)
Total Change	7,150	4,010	3,260	(4,314)

301	Treasury Board and Finance

ALBERTA SECURITIES COMMISSION

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Investment Income	1,226	1,000	1,000	1,000
Premiums, Fees and Licences	33,571	30,305	40,305	45,473
Other Revenue	1,261	750	1,000	750
Total	36,058	32,055	42,305	47,223

EXPENSE

Salaries and Benefits	27,571	28,080	28,080	29,529
Operations	8,544	10,714	8,814	10,232
Amortization Expense	1,255	1,310	1,210	1,250
Total	37,370	40,104	38,104	41,011
Net Operating Result	(1,312)	(8,049)	4,201	6,212

CHANGE IN CAPITAL ASSETS
INVESTMENT

Operations	434	665	665	1,010
AMORTIZATION	(1,255)	(1,310)	(1,210)	(1,250)
Total Change	(821)	(645)	(545)	(240)

Treasury Board and Finance	302

ALBERTA GAMING AND LIQUOR COMMISSION

This entity is a government business enterprise. As a result, the entity’s net operating result appears on the Ministry Statement of Operations as Net Income from Commercial Operations revenue only.

The net operating result for the Alberta Gaming and Liquor Commission excludes the transfers of its net proceeds on lottery and liquor operations to the Lottery Fund and the General Revenue Fund respectively. The Lottery Fund and the Department statements of operations both reflect revenues for these transfers, which are then reversed at the ministry level.

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Income from Western Canada Lottery Corporation	352,192	303,595	300,000	308,173
Video Lottery Terminals	530,471	512,268	502,000	508,088
Casino Gaming Terminals	859,463	829,347	810,000	827,515
Liquor - Gross Profit	872,224	897,915	890,000	905,663
Liquor - Other Revenue	18,488	15,082	16,000	16,271
Total	2,632,838	2,558,207	2,518,000	2,565,710

EXPENSE

Transfer of Net Gaming and Lottery Revenue to the Lottery Fund	1,552,747	1,450,644	1,428,000	1,445,144
Gaming and Lottery Operations	189,379	194,566	184,000	198,632
Liquor Operations	34,919	44,694	42,000	45,844
Total	1,777,045	1,689,904	1,654,000	1,689,620
Net Operating Result	855,793	868,303	864,000	876,090

303	Treasury Board and Finance

ALBERTA TREASURY BRANCHES

This entity is a government business enterprise. As a result, the entity’s net operating result appears on the Ministry Statement of Operations as Net Income from Commercial Operations revenue only.

Pursuant to the Alberta Treasury Branches Act, the Government of Alberta may assess and a charge for payments in lieu of tax on the Alberta Treasury Branches as prescribed by the Alberta Treasury Branches Regulation. This payment is not reflected in this entity’s net operating result, but is included in the Ministry statement of operations.

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Net Interest Income	1,101,245	1,089,476	1,090,697	1,092,000
Provision for Credit Losses	(387,559)	(377,917)	(368,794)	(300,000)
Other Revenue	434,100	392,997	392,997	402,000
Total	1,147,786	1,104,556	1,114,900	1,194,000

EXPENSE

Operations	959,705	1,018,998	994,901	1,029,748
Deposit Guarantee Fee	47,653	50,032	49,254	44,067
Total	1,007,358	1,069,030	1,044,155	1,073,815
Net Operating Result	140,428	35,526	70,745	120,185

Treasury Board and Finance	304

CREDIT UNION DEPOSIT GUARANTEE CORPORATION

This entity is a government business enterprise. As a result, the entity’s net operating result appears on the Ministry Statement of Operations as Net Income from Commercial Operations revenue only.

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Interest	10,653	12,731	10,770	11,635
Assessments	33,485	36,689	26,433	19,554
Total	44,138	49,420	37,203	31,189

EXPENSE

Operations	7,794	7,629	7,405	7,629
Financial Assistance and Other	68	1,155	768	894
Total	7,862	8,784	8,173	8,523
Net Operating Result	36,276	40,636	29,030	22,666

305	Treasury Board and Finance

GAINERS INC.

This entity is a government business enterprise. As a result, the entity’s net operating result appears on the Ministry Statement of Operations as Net Income from Commercial Operations revenue only.

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

None	-	-	-	-
EXPENSE

Operations	7	5	5	5
Net Operating Result	(7)	(5)	(5)	(5)

Treasury Board and Finance	306

N.A. PROPERTIES (1994) LTD.

This entity is a government business enterprise. As a result, the entity’s net operating result appears on the Ministry Statement of Operations as Net Income from Commercial Operations revenue only.

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE

Other Revenue	43	60	60	60
EXPENSE

Administration, Provisions and Debt Services Expenses	-	20	20	20
Recoveries on Indemnities	(18)	(80)	(80)	(80)
Total	(18)	(60)	(60)	(60)
Net Operating Result	61	120	120	120

307	Treasury Board and Finance

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS WITHIN THE MINISTRY

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers to Department from:
Alberta Gaming and Liquor Commission	(855,792)	(868,303)	(864,000)	(876,090)
Alberta Heritage Savings Trust Fund	(1,028,994)	(812,330)	(1,534,640)	(873,040)
Alberta Investment Management Corporation	(369)	(453)	(523)	(528)
Lottery Fund	(1,555,490)	(1,451,069)	(1,428,475)	(1,445,544)
Shared service charges collected by:
Alberta Risk Management Fund	(214)	(146)	(200)	(200)
Department of Treasury Board and Finance	(291)	(2,671)	(2,889)	(2,627)
Shared service charges collected by Alberta Pensions Services Corporation	(75)	(82)	(80)	(82)
Investment management service charges collected by Alberta Investment Management Corporation	(184,735)	(161,602)	(144,771)	(156,978)
Interest earned by Department on lending to:
Alberta Capital Finance Authority	(183,779)	(167,037)	(185,829)	(188,726)
Alberta Treasury Branches	(51,296)	(61,500)	(60,349)	(69,000)
Alberta Treasury Branches payment in lieu of tax	(32,298)	(8,171)	(16,271)	(27,643)
Accounting policy adjustments for:
Alberta Capital Finance Authority	(10,500)	-	-	-
Alberta Insurance Council	98	-	-	-
Alberta Investment Management Corporation	8	-	-	-
Alberta Local Authorities Pension Plan Corporation	17	-	-	-
Alberta Pensions Services Corporation	(21)	-	-	-
Alberta Risk Management Fund	16	-	-	-
Alberta Securities Commission	188	-	-	-
Department of Treasury Board and Finance	(46,375)	-	-	-
Gainers Inc.	7	5	5	5
Total	(3,949,895)	(3,533,359)	(4,238,022)	(3,640,453)

Treasury Board and Finance	308

SUMMARY OF RELATED PARTY ADJUSTMENTS … continued

CONSOLIDATION AMOUNTS WITHIN THE MINISTRY … continued

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
EXPENSE
Operating Expense
Transfer to Department from:
Lottery Fund	(1,555,490)	(1,451,069)	(1,428,475)	(1,445,544)
Alberta Heritage Savings Trust Fund	(1,028,994)	(812,330)	(1,534,640)	(873,040)
Shared services provided by:
Alberta Risk Management Fund	(214)	(146)	(200)	(200)
Department of Treasury Board and Finance	(291)	(2,671)	(2,889)	(2,627)
Shared services provided by Alberta Pensions Services Corporation	(75)	(82)	(80)	(82)
Investment management services provided by Alberta Investment Management Corporation	(184,735)	(161,602)	(144,771)	(156,978)
Accounting policy adjustments for:
Alberta Capital Finance Authority	(16)	-	-	-
Alberta Insurance Council	(66)	-	-	-
Alberta Local Authorities Pension Plan Corporation	17	-	-	-
Alberta Pensions Services Corporation	(81)	-	-	-
Alberta Securities Commission	124	-	-	-
Department of Treasury Board and Finance	(810)	-	-	-
Amortization
Accounting policy adjustments for:
Alberta Pensions Services Corporation	60	-	-	-
Debt Servicing
Transfers from Alberta Investment Management Corporation to Department of Treasury Board and Finance	(369)	(453)	(523)	(528)
Interest expense paid by Department on behalf of:
Alberta Capital Finance Authority	(183,779)	(167,037)	(185,829)	(188,726)
Alberta Treasury Branches	(51,296)	(61,500)	(61,500)	(69,000)
Accounting policy adjustments for:
Alberta Capital Finance Authority	(9,543)	-	-	-
Department of Treasury Board and Finance	(46,375)	-	-	-
Total	(3,061,933)	(2,656,890)	(3,358,907)	(2,736,725)

CAPITAL ASSETS
Department Capital Acquisitions
Accounting policy adjustments for:
Department of Treasury Board and Finance	856	-	-	-
Alberta Pensions Services Corporation	(60)	-	-	-
Total	796	-	-	-

309	Treasury Board and Finance

SUMMARY OF RELATED PARTY ADJUSTMENTS … continued

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
REVENUE
Transfers to Department from:
Alberta Health Services	(6)	-	-	-
Alberta Innovates Corporation	(15)	-	-	-
Alberta School Foundation Fund	(2,250)	(2,043)	(2,043)	(2,219)
Department of Advanced Education	(100)	-	-	-
Department of Service Alberta	-	-	-	(3,970)
Environmental Protection and Enhancement Fund	(441)	-	-	-
Transfers to Alberta Capital Finance Authority from:
School Boards	(2,830)	(1,798)	(1,798)	(996)
Transfers from Alberta Enterprise Corporation to Alberta Investment Management Corporation	(40)	-	-	-
Transfers from Agriculture Financial Services Corporation to Alberta Investment Management Corporation	(1,672)	-	-	-
Shared service charges collected by:
Alberta Risk Management Fund	(15,775)	(16,224)	(15,543)	(15,610)
Department of Treasury Board and Finance	-	(2)	(2)	(2,002)
Investment management service charges collected by Alberta Investment Management Corporation	-	(1,451)	(1,809)	(1,991)
Interest earned by Department on lending to:
Agriculture Financial Services Corporation	(68,404)	(79,718)	(76,470)	(70,535)
Alberta Petroleum Marketing Commission	(1)	(4,080)	(711)	(5,100)
Alberta Social Housing Corporation	(2,342)	(452)	(452)	-
Environmental Protection and Enhancement Fund	-	-	(200)	(200)
Interest earned by Alberta Capital Finance Authority on behalf of:
Alberta Health Services	(14,351)	(17,000)	(17,000)	(15,000)
Post-secondary Institutions	(40,544)	(43,241)	(39,707)	(40,664)
School Boards	(263)	(518)	(518)	(727)
Accounting policy adjustments for:
Department of Treasury Board and Finance	(3,386)	-	-	-
Total	(152,420)	(166,527)	(156,253)	(159,014)

Treasury Board and Finance	310

SUMMARY OF RELATED PARTY ADJUSTMENTS … continued

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES … continued

(thousands of dollars)	Comparable
	2015-16 Actual	2016-17 Budget	2016-17 Forecast	2017-18 Estimate
EXPENSE
Operating Expense
Transfers from Alberta Cancer Prevention Legacy Fund to Department of Health	(23,000)	(25,000)	(25,000)	(25,000)
Transfers from Alberta Heritage Foundation for Medical Research Endowment Fund to Department of Economic Development and Trade	(55,160)	(71,280)	(71,280)	(71,280)
Transfers from Alberta Heritage Science and Engineering Research Endowment Fund to Department of Economic Development and Trade	(34,800)	(35,300)	(35,300)	(35,500)
Transfers from Department of Treasury Board and Finance to:
Post-secondary Institutions	(90)	-	-	-
Transfers from Alberta Heritage Scholarship Fund to:
Department of Advanced Education	(49,010)	(46,699)	(51,099)	(51,099)
Department of Culture and Tourism	(52)	(80)	(80)	(80)
Shared services provided by:
Alberta Risk Management Fund	(15,610)	(16,224)	(15,543)	(15,610)
Department of Treasury Board and Finance	-	(2)	(2)	(2,002)
Investment management services provided by Alberta Investment Management Corporation	-	(1,451)	(1,809)	(1,991)
Accounting policy adjustments for:
Department of Treasury Board and Finance	(489)	-	-	-
Debt Servicing
Transfers from Department of Treasury Board and Finance to School Boards	(2,830)	(1,798)	(1,798)	(996)
Interest expense paid by Department on behalf of:
Agriculture Financial Services Corporation	(68,404)	(79,718)	(76,470)	(70,535)
Alberta Petroleum Marketing Commission	(2,100)	(4,080)	(4,080)	(5,100)
Alberta Social Housing Corporation	(2,342)	(452)	(452)	-
Environmental Protection and Enhancement Fund	-	-	(200)	(200)
Interest expense paid by Alberta Capital Finance Authority on behalf of:
Alberta Health Services	(14,351)	(17,000)	(17,000)	(15,000)
Post-secondary Institutions	(40,544)	(43,241)	(39,707)	(40,664)
School Boards	(263)	(518)	(518)	(727)
Accounting policy adjustments for:
Department of Treasury Board and Finance	3,930	-	-	-
Total	(305,115)	(342,843)	(340,338)	(335,784)

CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers from Department of Service Alberta to Department of Treasury Board and Finance	-	-	-	(3,970)
Total	-	-	-	(3,970)

311	Treasury Board and Finance

LIST OF GOVERNMENT FINANCIAL ENTITIES

MINISTRY OF ADVANCED EDUCATION
Department	30
Access to the Future Fund	31
Post-secondary Institutions	32

MINISTRY OF AGRICULTURE AND FORESTRY
Department	46
Environmental Protection and Enhancement Fund	47
Agriculture Financial Services Corporation	48

MINISTRY OF CHILDREN’S SERVICES
Department	56

MINISTRY OF COMMUNITY AND SOCIAL SERVICES
Department	65

MINISTRY OF CULTURE AND TOURISM
Department	77
Historic Resources Fund	78
Alberta Foundation for the Arts	79
Alberta Historical Resources Foundation	80
Alberta Sport Connection	81
Travel Alberta Corporation	82

MINISTRY OF ECONOMIC DEVELOPMENT AND TRADE
Department	93
Alberta Enterprise Corporation	94
Alberta Innovates Corporation	95

MINISTRY OF EDUCATION
Department	107
Alberta School Foundation Fund	108
School Boards	109

MINISTRY OF ENERGY
Department	120
Post-closure Stewardship Fund	121
Alberta Energy Regulator	122
Alberta Utilities Commission	123
Alberta Petroleum Marketing Commission	124

MINISTRY OF ENVIRONMENT AND PARKS
Department	138
Climate Change and Emissions Management Fund	139
Land Stewardship Fund	140
Energy Efficiency Alberta	141
Natural Resources Conservation Board	142

MINISTRY OF EXECUTIVE COUNCIL
Department	149

313	Government

LIST OF GOVERNMENT FINANCIAL ENTITIES

MINISTRY OF HEALTH
Department	163
Alberta Health Services	164
Health Quality Council of Alberta	164

MINISTRY OF INDIGENOUS RELATIONS
Department	173

MINISTRY OF INFRASTRUCTURE
Department	184

MINISTRY OF JUSTICE AND SOLICITOR GENERAL
Department	197
Human Rights Education and Multiculturalism Fund	198
Victims of Crime Fund	199

MINISTRY OF LABOUR
Department	210

MINISTRY OF MUNICIPAL AFFAIRS
Department	223
Safety Codes Council	224

MINISTRY OF SENIORS AND HOUSING
Department	234
Alberta Social Housing Corporation	235

MINISTRY OF SERVICE ALBERTA
Department	246

MINISTRY OF STATUS OF WOMEN
Department	254

MINISTRY OF TRANSPORTATION
Department	269
Alberta Transportation Safety Board	271

Government	314

LIST OF GOVERNMENT FINANCIAL ENTITIES

MINISTRY OF TREASURY BOARD AND FINANCE
Department	288
Alberta Cancer Prevention Legacy Fund	290
Alberta Heritage Foundation for Medical Research Endowment Fund	291
Alberta Heritage Savings Trust Fund	292
Alberta Heritage Scholarship Fund	293
Alberta Heritage Science and Engineering Research Endowment Fund	294
Alberta Risk Management Fund	295
Lottery Fund	296
Alberta Capital Finance Authority	297
Alberta Insurance Council	298
Alberta Investment Management Corporation	299
Alberta Local Authorities Pension Plan Corporation	300
Alberta Pensions Services Corporation	301
Alberta Securities Commission	302
Alberta Gaming and Liquor Commission	303
Alberta Treasury Branches	304
Credit Union Deposit Guarantee Corporation	305
Gainers Inc.	306
N.A. Properties (1994) Ltd.	307

315	Government